Securities Act Registration No. 333- 189870

Investment Company Act Registration No. 811-22865

As filed with the Securities and Exchange Commission on November 16, 2015

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

☐ Pre-Effective Amendment No.

X Post-Effective Amendment No.13

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

X Amendment No.14

(Check appropriate box or boxes.)

Forethought Variable Insurance Trust

(Exact Name of Registrant as Specified in Charter)

300 North Meridian Street, Suite 1800, Indianapolis, Indiana 46204

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code: 317-223-2703

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With copy to:

John O’Hanlon, Dechert LLP

One International Place, 40th Floor

Boston, MA 02110

617-728-7111 (phone)

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)

☐ On (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(1)

X 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

FVIT Portfolios

FVIT BlackRock Allocation Portfolio

FVIT BlackRock Disciplined Core Portfolio

FVIT BlackRock Disciplined Growth Portfolio

FVIT BlackRock Disciplined International Core Portfolio

FVIT BlackRock Disciplined Mid Cap Growth Portfolio

FVIT BlackRock Disciplined Small Cap Portfolio

FVIT BlackRock Disciplined U.S. Core Portfolio

FVIT BlackRock Disciplined Value Portfolio

FVIT BlackRock High Yield Portfolio

FVIT Goldman Sachs Core Fixed Income Portfolio

FVIT Goldman Sachs Global Equity Insights Portfolio

FVIT Goldman Sachs Large Cap Growth Insights Portfolio

FVIT Goldman Sachs Mid Cap Value Insights Portfolio

Class I, II and III shares

Prospectus

[ ], 2016

Advised by:

Forethought Investment Advisors, LLC

300 North Meridian Street

Suite 1800

Indianapolis, Indiana 46204

1-877-881-7735 www.Forethought.com

This Prospectus provides important information about the Portfolios that you should know before investing. Please read it carefully and keep it for future reference.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

PORTFOLIO SUMMARY: FVIT BlackRock Allocation Portfolio	3
PORTFOLIO SUMMARY: FVIT BlackRock Disciplined Core Portfolio	10
PORTFOLIO SUMMARY: FVIT BlackRock Disciplined Growth Portfolio	16
PORTFOLIO SUMMARY: FVIT BlackRock Disciplined International Portfolio	22
PORTFOLIO SUMMARY: FVIT BlackRock Disciplined Mid Cap Growth Portfolio	28
PORTFOLIO SUMMARY: FVIT BlackRock Disciplined Small Cap Portfolio	34
PORTFOLIO SUMMARY: FVIT BlackRock Disciplined U.S. Core Portfolio	40
PORTFOLIO SUMMARY: FVIT BlackRock Disciplined Value Portfolio	45
PORTFOLIO SUMMARY: FVIT BlackRock High Yield Portfolio	51
PORTFOLIO SUMMARY: FVIT Goldman Sachs Core Fixed Income Portfolio	60
PORTFOLIO SUMMARY: FVIT Goldman Sachs Global Equity Insights Portfolio	68
PORTFOLIO SUMMARY: FVIT Goldman Sachs Large Cap Growth Insights Portfolio	74
PORTFOLIO SUMMARY: FVIT Goldman Sachs Mid Cap Value Insights Portfolio	79
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	85
General Information about the Portfolios, Adviser and Sub-Advisers	85
Investment Objectives	85
Principal Investment Strategies	86
Principal Investment Risks	86
Temporary Investments	99
Portfolio Holdings Disclosure	100
MANAGEMENT	101
Investment Adviser	101
Sub-Advisers	103
Portfolio Managers	104
HOW SHARES ARE PRICED	107
HOW TO PURCHASE AND REDEEM SHARES	108
TAX CONSEQUENCES	109
DESCRIPTION OF SHARES	110
DIVIDENDS AND DISTRIBUTIONS	110
FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES	111
DISTRIBUTION OF SHARES	112
Distributor	112
Distribution Fees	112
Additional Compensation to Financial Intermediaries	113
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Householding	113
VOTING AND MEETINGS	113
FINANCIAL HIGHLIGHTS	114
Privacy Notice	115
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PORTFOLIO SUMMARY: FVIT BlackRock Allocation Portfolio

Investment Objective: The Portfolio seeks to provide total return.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class I shares	Class II shares	Class III shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.22]%	[0.22]%	[0.22]%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(1)	[0.09]%	[0.09]%	[0.09]%
Acquired Fund Fees and Expenses(2)	[0.19]%	[0.19]%	[0.19]%
Total Annual Portfolio Operating Expenses	[0.50]%	[0.75]%	[0.65]%

(1)	Estimated for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect cost of investing in other investment companies, the costs of which will not be included in the Portfolio’s financial statements. The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

Principal Investment Strategies: Under normal market conditions, the Portfolio seeks to achieve its investment objective primarily through investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified group of underlying exchange-traded funds (“Underlying ETFs”).

The Portfolio is managed by a sub-adviser, BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”). Under normal market conditions, the Sub-Adviser allocates approximately 40% to 80% of the Portfolio’s assets to Underlying ETFs that invest primarily in equity securities of both U.S. and non-U.S. issuers and 20% to 60% of the Portfolio’s assets to Underlying ETFs that invest primarily in fixed income securities and/or cash alternatives in both U.S. and non-U.S. markets.

The Portfolio may also invest in securities and derivative contracts, including indexes, swap agreements, futures, options, currency forwards, and U.S. Treasury securities, and cash equivalents including, without limitation, commercial paper, repurchase agreements, and time deposits, as determined by the Sub-Adviser.

The Portfolio is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the Underlying ETFs, the Portfolio will consist of a diversified mix of equity and fixed-income securities.

The Portfolio’s benchmark index is the S&P Target Risk® Growth Index.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio's net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

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▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial index. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of the Underlying ETFs, or to those of other funds in general.

o	Leverage: The use of futures, options, swaps, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

o	Options: Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

o	Swaps: In a standard over-the-counter “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Interest rate swaps and some credit default swaps are now traded on exchanges and subject to central clearing. Although central clearing and exchange-trading of swaps may decrease the counterparty risk involved in bi-laterally negotiated contracts and increase market liquidity, exchange-trading and clearing does not make the contracts risk free.

▪	ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Portfolio. As a result, your cost of investing in the
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Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Portfolio. Because the value of ETF shares depends on the demand in the market, the Sub-Adviser may not be able to liquidate the Portfolio's holdings at the most optimal time, adversely affecting performance.

Because the Portfolio’s investments include shares of the ETFs, the Portfolio’s risks include the risks of each ETF. For this reason, the risks associated with investing in the Portfolio include the risks of investing in each ETF. The ETFs in which the Portfolio invests will not be able to replicate exactly the performance of the indices they track.

▪	Equity Risk: The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it indirectly invests or to which it has exposure. Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

▪	Fixed Income Risk: The value of bonds and other fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Rising interest rates may lead to increased redemptions and volatility and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

o	Credit Risk: An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

o	Extension Risk: If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

o	Income Risk: Because the Portfolio can only distribute what it earns, the Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or when the Portfolio experiences defaults on debt securities.

o	Interest Rate Risk: When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

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o	Prepayment Risk: Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security’s maturity and the Portfolio must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.

▪	Foreign Currency Risk: Foreign equity securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

▪	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

▪	Forward Currency Contracts Risk: A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Portfolio may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge currency exposure related to other Portfolio holdings or as part of its investment strategy. Forward currency contracts do not eliminate fluctuations in the value of foreign securities but allow the Portfolio to establish a fixed rate of exchange for a future point in time. Use of these contracts can have the effect of reducing returns, limiting opportunities for gain and creating losses. Gains from foreign currency contracts are typically taxable as income and may notably increase an investor’s tax liability.

▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.

▪	Management Risk: The strategies employed by the Portfolio’s Sub-Adviser may not produce the desired results, and may result in losses to the Portfolio.

▪	Market Risk: Overall securities market risks may affect the value of individual ETFs. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

▪	Non-Diversification Risk: The Portfolio has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

▪	Over-the-Counter Transactions Risk: The Portfolio engages in over-the-counter (“OTC”) transactions, some of which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of
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transactions in the OTC markets than transactions entered into on organized exchanges.

▪	Portfolio Structure Risk: The Portfolio invests in ETFs and incurs expenses related to each Underlying ETF. In addition, investors in the Portfolio will incur fees to pay for certain expenses related to the operations of the Portfolio. An investor holding such an investment directly would incur lower overall expenses but would not receive the benefit of the Adviser’s active management of the Portfolio or the specific strategy offered in this Portfolio.

▪	Settlement Risk: Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Portfolio enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is BlackRock Investment Management, LLC (“BlackRock”).

Portfolio Manager	Title	Involved with Portfolio
Michael Gates	Director of BlackRock	Since Portfolio Inception
Anurag Dugar	Vice President of BlackRock	Since Portfolio Inception

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of insurance companies. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of the Portfolio directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable contract.

Tax Information: It is the Portfolio's intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be

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taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: FVIT BlackRock Disciplined Core Portfolio

Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class I shares	Class II shares	Class III shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.39]%	[0.39]%	[0.39]%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(1)	[0.09]%	[0.09]%	[0.09]%
Total Annual Portfolio Operating Expenses	[0.48]%	[0.73]%	[0.63]%

(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example.

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If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of domestic large capitalization companies. Additionally, the Portfolio may invest in foreign securities. Securities will be selected using a proprietary quantitative model and will consist primarily of equity securities of companies with similar characteristics to the companies included in the S&P 500® Index, which as of October 30, 2015 was between $1.5 billion and $666.6 billion. However, the Portfolio may invest in securities outside the S&P 500® Index capitalization range. The model systematically tracks and ranks the characteristics of approximately 1200 stocks of primarily large capitalization issuers located in the United States, but may also include foreign issuers, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. The Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”), seeks to construct a portfolio that has the desired trade-off between forecast returns, risk and costs.

The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets, but may also invest in foreign securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.

Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.

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The Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the S&P 500® Index.

The Portfolio’s benchmark index is the S&P 500® Index.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio's net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

▪	Depositary Receipts Risk: American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Portfolio may invest in unsponsored Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial index. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their
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accompanying costs could limit the Portfolio’s gains in rising markets relative to those of equity and fixed income securities, or to those of other funds in general.

o	Leverage: The use of futures, options, swaps, forwards, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

o	Options: Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

▪	Equity Risk: The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it invests or to which it has exposure. Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

▪	Foreign Currency Risk: Foreign equity securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

▪	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.

▪	Market Risk: Overall securities market risks may affect the value of individual equity and fixed income securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

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▪	Management Risk: The strategies employed by the Portfolio’s Sub-Adviser may not produce the desired results, and may result in losses to the Portfolio.

▪	Quantitative Investing Risk: Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for the Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

▪  Settlement Risk: Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Portfolio enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is BlackRock Investment Management, LLC (“BlackRock”).

Portfolio Manager	Title	Involved with Portfolio
Raffaele Savi	Managing Director of BlackRock	Since Portfolio Inception
Travis Cooke	Managing Director of BlackRock	Since Portfolio Inception

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of insurance companies. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of the Portfolio directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on

14

any day that the New York Stock Exchange is open, or as permitted under your variable contract.

Tax Information: It is the Portfolio's intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

PORTFOLIO SUMMARY: FVIT BlackRock Disciplined Growth Portfolio

Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class I shares	Class II shares	Class III shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.54]%	[0.54]%	[0.54]%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(1)	[0.09]%	[0.09]%	[0.09]%
Total Annual Portfolio Operating Expenses	[0.63]%	[0.88]%	[0.78]%

(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example.

16

If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of domestic large capitalization companies. Additionally, the Portfolio may invest in securities of foreign issuers. Securities will be selected using a proprietary quantitative model and will consist primarily of equity securities of companies with similar characteristics to the companies included in the Russell 1000® Growth Index, which as of October 30, 2015 was between $910 million and $666.6 billion. However, the Portfolio may invest in securities outside the Russell 1000® Growth Index capitalization range. The model systematically tracks and ranks the characteristics of stocks of primarily large capitalization growth issuers located in the United States, but may also include securities of foreign issuers, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. The Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”), seeks to construct a portfolio that has the desired trade-off between forecast returns, risk and costs. The growth investment style generally involves investing in stocks of companies that have shown historical and/or expected above-average growth in such financial metrics as revenue, earnings, cash flow and profit margin.

The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets, but may also invest in foreign securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.

Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the

17

stream of current income payments and the market value of the underlying common stock.

The Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell 1000® Growth Index.

The Portfolio’s benchmark index is the Russell 1000® Growth Index.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio's net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

▪	Depositary Receipts Risk: American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Portfolio may invest in unsponsored Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

▪  Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial
18

index. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of equity and fixed income securities, or to those of other funds in general.

o	Leverage: The use of futures, options, swaps, forwards, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

o	Options: Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

▪	Equity Risk: The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it invests or to which it has exposure. Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

▪	Foreign Currency Risk: Foreign equity securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

▪	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

▪	Growth Stock Risk: Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. The growth investing style may over time go in and out of favor. At times when the investing style used by the Portfolio is out of favor, the Portfolio may underperform other equity funds that use different investing styles.

19

▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.

▪	Market Risk: Overall securities market risks may affect the value of individual equity and fixed income securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

▪	Management Risk: The strategies employed by the Portfolio’s Sub-Adviser may not produce the desired results, and may result in losses to the Portfolio.

▪	Quantitative Investing Risk: Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for the Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

▪  Settlement Risk: Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Portfolio enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

20

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is BlackRock Investment Management, LLC (“BlackRock”).

Portfolio Manager	Title	Involved with Portfolio
Raffaele Savi	Managing Director of BlackRock	Since Portfolio Inception
Travis Cooke	Managing Director of BlackRock	Since Portfolio Inception

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of insurance companies. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of the Portfolio directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable contract.

Tax Information: It is the Portfolio's intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21

PORTFOLIO SUMMARY: FVIT BlackRock Disciplined International Core Portfolio

Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class I shares	Class II shares	Class III shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.60]%	[0.60]%	[0.60]%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(1)	[0.09]%	[0.09]%	[0.09]%
Total Annual Portfolio Operating Expenses	[0.69]%	[0.94]%	[0.84]%

(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract

22

and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Securities selected will consist of developed market equity securities and emerging market equities, of companies with similar characteristics to the companies included in the MSCI ACWI ex-USA Index, selected using a proprietary quantitative model. The model systematically tracks and ranks the characteristics of issuers across developed and emerging markets, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value; earnings quality; market sentiment; and thematic insights. The Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”) seeks to construct a portfolio that has the desired trade-off between forecast returns, risk and costs.

Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.

Under normal circumstances, at least 40% (and normally not less than 30%) of the Fund’s net assets will be invested in or exposed to securities of non-U.S. issuers (“foreign securities”) or derivative instruments with exposure to foreign securities of at least three different countries outside the United States. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Portfolio may

23

invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.

The Portfolio may use derivatives, including futures, foreign exchange transactions, and/or forward foreign currency contracts to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the MSCI ACWI ex-USA Index.

The Portfolio’s benchmark index is the MSCI ACWI ex-USA.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio's net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

▪	Depositary Receipts Risk: American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Portfolio may invest in unsponsored Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

24

o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial index. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of equity and fixed income securities, or to those of other funds in general.

o	Leverage: The use of futures, options, swaps, forwards, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

o	Options: Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

▪	Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

▪	Equity Risk: The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it invests or to which it has exposure. Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

▪	Forward Currency Contracts Risk: A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Portfolio may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge currency exposure related to other Portfolio holdings or as part of its investment strategy. Forward currency contracts do not eliminate fluctuations in the value of foreign securities but allow the Portfolio to establish a fixed rate of exchange for a future point in time. Use of these contracts can have the effect of reducing returns, limiting opportunities for gain and creating losses. Gains from foreign currency contracts are typically taxable as income and may notably increase an investor’s tax liability.

25

▪	Foreign Currency Risk: Foreign equity securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

▪	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.

▪	Market Risk: Overall securities market risks may affect the value of individual equity and fixed income securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

▪	Management Risk: The strategies employed by the Portfolio’s Sub-Adviser may not produce the desired results, and may result in losses to the Portfolio.

▪	Quantitative Investing Risk: Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for the Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

▪	Over-the-Counter Transactions Risk: The Portfolio engages in over-the-counter (“OTC”) transactions, some of which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than transactions entered into on organized exchanges.

▪	Settlement Risk: Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Portfolio enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement
26

payments or otherwise honor its obligations. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is BlackRock Investment Management, LLC (“BlackRock”).

Portfolio Manager	Title	Involved with Portfolio
Raffaele Savi	Managing Director of BlackRock	Since Portfolio Inception
Kevin Franklin	Managing Director of BlackRock	Since Portfolio Inception

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of insurance companies. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of the Portfolio directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable contract.

Tax Information: It is the Portfolio's intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

27

PORTFOLIO SUMMARY: FVIT BlackRock Disciplined Mid Cap Growth Portfolio

Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class I shares	Class II shares	Class III shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.55]%	[0.55]%	[0.55]%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(1)	[0.09]%	[0.09]%	[0.09]%
Total Annual Portfolio Operating Expenses	[0.64]%	[0.89]%	[0.79]%

(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract

28

and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of mid-capitalization companies. Securities will be selected using a proprietary quantitative model and will consist primarily of equity securities of companies with similar characteristics to the companies included in the Russell Midcap® Growth Index, which as of October 30, 2015 was between $2.1 billion and $30.9 billion. However, the Portfolio may invest in securities outside the Russell Midcap® Growth Index capitalization range. The model systematically tracks and ranks the characteristics of large- and mid-capitalization growth issuers located in the United States, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. The Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”), seeks to construct a portfolio that has the desired trade-off between forecast returns, risk and costs. The growth investment style generally involves investing in stocks of companies that have shown historical and/or expected above-average growth in such financial metrics as revenue, earnings, cash flow and profit margin.

The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets.

Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.

29

The Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell Midcap® Growth Index.

The Portfolio’s benchmark index is the Russell Midcap® Growth Index.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio's net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

▪  Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial index. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of equity and fixed income securities, or to those of other funds in general.

o	Leverage: The use of futures, options, swaps, forwards, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate
30

portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

o	Options: Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

▪	Equity Risk: The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it invests or to which it has exposure. Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

▪	Growth Stock Risk: Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. The growth investing style may over time go in and out of favor. At times when the investing style used by the Portfolio is out of favor, the Portfolio may underperform other equity funds that use different investing styles.

▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.

▪	Market Risk: Overall securities market risks may affect the value of individual equity and fixed income securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

▪	Management Risk: The strategies employed by the Portfolio’s Sub-Adviser may not produce the desired results, and may result in losses to the Portfolio.

▪	Mid Cap Risk: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies. Medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, medium capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group.
31

These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

▪	Settlement Risk: Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Portfolio enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

▪	Quantitative Investing Risk: Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for the Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is BlackRock Investment Management, LLC (“BlackRock”).

Portfolio Manager	Title	Involved with Portfolio
Raffaele Savi	Managing Director of BlackRock	Since Portfolio Inception
Travis Cooke	Managing Director of BlackRock	Since Portfolio Inception

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of insurance companies. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of the Portfolio directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on

32

any day that the New York Stock Exchange is open, or as permitted under your variable contract.

Tax Information: It is the Portfolio's intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

33

PORTFOLIO SUMMARY: FVIT BlackRock Disciplined Small Cap Portfolio

Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class I shares	Class II shares	Class III shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.54]%	[0.54]%	[0.54]%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(1)	[0.09]%	[0.09]%	[0.09]%
Total Annual Portfolio Operating Expenses	[0.63]%	[0.88]%	[0.78]%

(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract

34

and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-capitalization companies. Securities will be selected using a proprietary quantitative model and will consist primarily of equity securities of companies with similar characteristics to the companies included in the Russell 2000® Index which as of October 30, 2015 was between $ 5 million and $ 5.7 billion. However, the Portfolio may invest in securities outside the Russell 2000® Index capitalization range. The model systematically tracks and ranks the characteristics of stocks of small-capitalization issuers located in the United States, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. The Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”), seeks to construct a portfolio that has the desired trade-off between forecast returns, risk and costs.

The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets.

Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.

The Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell 2000® Index.

35

The Portfolio’s benchmark index is the Russell 2000® Index.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio's net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial index. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of equity and fixed income securities, or to those of other funds in general.

o	Leverage: The use of futures, options, swaps, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

36

o	Options: Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

▪	Equity Risk: The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it invests or to which it has exposure. Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

▪	Liquidity Risk: The Portfolio may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions.

▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.

▪	Market Risk: Overall securities market risks may affect the value of individual equity and fixed income securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

▪	Management Risk: The strategies employed by the Portfolio’s Sub-Adviser may not produce the desired results, and may result in losses to the Portfolio.

▪	Quantitative Investing Risk: Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for the Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

37

▪	Settlement Risk: Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Portfolio enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

▪	Small Capitalization Securities: Small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization securities may have more limited product lines, markets and financial resources and may depend on a relatively small management group.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is BlackRock Investment Management, LLC (“BlackRock”).

Portfolio Manager	Title	Involved with Portfolio
Raffaele Savi	Managing Director of BlackRock	Since Portfolio Inception
Travis Cooke	Managing Director of BlackRock	Since Portfolio Inception

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of insurance companies. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of the Portfolio directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable contract.

Tax Information: It is the Portfolio's intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible

38

state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

39

PORTFOLIO SUMMARY: FVIT BlackRock Disciplined U.S. Core Portfolio

Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class I shares	Class II shares	Class III shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.39]%	[0.39]%	[0.39]%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(1)	[0.09]%	[0.09]%	[0.09]%
Total Annual Portfolio Operating Expenses	[0.48]%	[0.73]%	[0.63]%

(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract

40

and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. large capitalization companies. Securities will be selected using a proprietary quantitative model and will consist primarily of equity securities of companies with similar characteristics to the companies included in the S&P 500® Index, which as of October 30, 2015 was between $1.5 billion and $666.6 billion. However, the Portfolio may invest in securities outside the S&P 500® Index capitalization range. The model systematically tracks and ranks the characteristics of large capitalization issuers located in the United States, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. The Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”), seeks to construct a portfolio that has the desired trade-off between forecast returns, risk and costs.

The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets. Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the stream of current income payments and the market value of the underlying common stock.

The Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the S&P 500® Index.

The Portfolio’s benchmark index is the S&P 500® Index.

41

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio's net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial index. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of equity and fixed income securities, or to those of other funds in general.

o	Leverage: The use of futures, options, swaps, forwards, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

o	Options: Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject
42

to greater fluctuation than an investment in the underlying instruments themselves.

▪	Equity Risk: The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it invests or to which it has exposure. Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.

▪	Market Risk: Overall securities market risks may affect the value of individual equity and fixed income securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

▪	Management Risk: The strategies employed by the Portfolio’s Sub-Adviser may not produce the desired results, and may result in losses to the Portfolio.

▪	Quantitative Investing Risk: Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for the Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

▪	Settlement Risk: Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Portfolio enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance

43

information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is BlackRock Investment Management, LLC (“BlackRock”).

Portfolio Manager	Title	Involved with Portfolio
Raffaele Savi	Managing Director of BlackRock	Since Portfolio Inception
Travis Cooke	Managing Director of BlackRock	Since Portfolio Inception

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of insurance companies. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of the Portfolio directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable contract.

Tax Information: It is the Portfolio's intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: FVIT BlackRock Disciplined Value Portfolio

Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class I shares	Class II shares	Class III shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.45]%	[0.45]%	[0.45]%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(1)	[0.09]%	[0.09]%	[0.09]%
Total Annual Portfolio Operating Expenses	[0.54]%	[0.79]%	[0.69]%

(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example.

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If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

Principal Investment Strategies: Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of domestic large capitalization companies. Additionally, the Portfolio may invest in securities of foreign issuers. Securities will be selected using a proprietary quantitative model and will consist primarily of equity securities of companies with similar characteristics to the companies included in the Russell 1000® Value Index, which as of October 30, 2015 was between $503 million and $420.3 billion. However, the Portfolio may invest in securities outside the Russell 1000® Value Index capitalization range. The model systematically tracks and ranks the characteristics of stocks of primarily large capitalization value issuers located in the United States, but may also include foreign issuers, and is designed to select stocks based on an analysis of a wide range of factors, such as relative value, earnings quality, market sentiment, and thematic insights. The Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”), seeks to construct a portfolio that has the desired trade-off between forecast returns, risk and costs. The value investment style generally involves investing in stocks of companies that are trading at a discount to peer group companies, based on such financial metrics as dividend yield, price-to-earnings, price-to-revenue and price-to-book ratios.

The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities listed in U.S. equity markets, but may also invest in foreign securities. The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.

Equity securities include common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock), and their value usually reflects both the

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stream of current income payments and the market value of the underlying common stock.

The Portfolio may use derivatives, including futures, to gain equity exposure and to manage cash flows into or out of the Portfolio effectively. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including but not limited to the Russell 1000® Value Index.

The Portfolio’s benchmark index is the Russell 1000® Value Index.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio's net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

▪	Depositary Receipts Risk: American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Portfolio may invest in unsponsored Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

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o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial index. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of equity securities, or to those of other funds in general.

o	Leverage: The use of futures, options, swaps, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

o	Options: Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

▪	Equity Risk: The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it invests or to which it has exposure. Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

▪	Foreign Currency Risk: Foreign equity securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

▪	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

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▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.

▪	Market Risk: Overall securities market risks may affect the value of individual equity and fixed income securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

▪	Management Risk: The strategies employed by the Portfolio’s Sub-Adviser may not produce the desired results, and may result in losses to the Portfolio.

▪	Quantitative Investing Risk: Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for the Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

▪	Settlement Risk: Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Portfolio enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

▪	Value Stock Risk: Value stocks involve the risk that they may never reach what the Sub-Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the Sub-Adviser misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of mutual funds (such as those emphasizing growth stocks).

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

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Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is BlackRock Investment Management, LLC (“BlackRock”).

Portfolio Manager	Title	Involved with Portfolio
Raffaele Savi	Managing Director of BlackRock	Since Portfolio Inception
Travis Cooke	Managing Director of BlackRock	Since Portfolio Inception

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of insurance companies. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of the Portfolio directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable contract.

Tax Information: It is the Portfolio's intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

50

PORTFOLIO SUMMARY: FVIT BlackRock High Yield Portfolio

Investment Objective: The Portfolio seeks to provide total return.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class I shares	Class II shares	Class III shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.50]%	[0.50]%	[0.50]%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(1)	[0.09]%	[0.09]%	[0.09]%
Total Annual Portfolio Operating Expenses	[0.59]%	[0.84]%	[0.74]%

(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example.

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If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or "turns over" its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio's performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

Principal Investment Strategies: The Portfolio is managed by a sub-adviser, BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”). Under normal market conditions, the Portfolio seeks to invest at least 80% of its assets in high yield bonds and investments linked to high yield bonds. The high yield securities (commonly called “junk bonds”) acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Fitch Ratings, Inc. or Ba or lower by Moody’s Investor Services) or will be determined by the Sub-Adviser to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The Portfolio may also invest in convertible and preferred securities. Convertible debt securities will be counted toward the Portfolio’s 80% policy to the extent they have characteristics similar to the securities included within that policy.

To add additional diversification, the Sub-Adviser can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment objective, in non-U.S. securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy.

The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers.

The Portfolio may also invest in securities and derivative contracts, including indexes, swap agreements, futures, currency forwards, and U.S. Treasuries, To-Be Announced (TBA) Securities and cash equivalents, including, without limitation, commercial paper, repurchase agreements, and time deposits, as determined by the Sub-Adviser.

The Portfolio’s benchmark index is the Bank of America Merrill Lynch High Yield Index.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio's net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Bank Loan Risk: The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

▪	Collateralized Bond Obligation Risk: The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

▪	Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

▪	Depositary Receipts Risk: American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Portfolio may invest in unsponsored Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial index. In addition, there may be imperfect or even negative correlation
53

between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of equity and fixed income securities, or to those of other funds in general.

o	Leverage: The use of futures, options, swaps, forwards, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

o	Options: Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

o	Swaps: In a standard over-the-counter “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Interest rate swaps and some credit default swaps are now traded on exchanges and subject to central clearing. Although central clearing and exchange-trading of swaps may decrease the counterparty risk involved in bi-laterally negotiated contracts and increase market liquidity, exchange-trading and clearing does not make the contracts risk free.

o	Credit Default Swaps: Credit default swaps may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

▪	Distressed Securities Risk: Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a
54

substantial risk of default or may be in default at the time of investment. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Portfolio may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

▪	Fixed Income Risk: The value of bonds and other fixed income securities will fluctuate with changes in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and volatility and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings. Rising interest rates may lead to increased redemptions and volatility and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

o	Credit Risk: An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

o	Extension Risk: If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

o	Interest Rate Risk: When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

o	Prepayment Risk: Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security’s maturity and the Portfolio must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.

▪	Forward Currency Contracts Risk: A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Portfolio may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge currency exposure related to other Portfolio holdings or as part of its investment strategy. Forward currency contracts do not eliminate fluctuations in the value of foreign securities but allow the Portfolio to establish a fixed rate of exchange for a future point in time. Use of these contracts can have the effect of reducing returns, limiting opportunities for
55

gain and creating losses. Gains from foreign currency contracts are typically taxable as income and may notably increase an investor’s tax liability.

▪	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

▪	Junk Bond Risk: Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the ability to sell bonds. The lack of a liquid market for these bonds could decrease the Portfolio's share price.

▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.

▪	Liquidity Risk: The Portfolio may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

▪	Management Risk: The strategies employed by the Portfolio’s Sub-Adviser may not produce the desired results, and may result in losses to the Portfolio.

▪	Market Risk: Overall securities market risks may affect the value of individual equity and fixed income securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

▪	Mezzanine Securities Risk: Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

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▪	Mortgage- and Asset-Backed Securities Risks: Mortgage- and asset-backed securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Portfolio may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying loans. To the Portfolio this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Portfolio may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage-backed securities and extend their life. This could cause the price of the mortgage-backed securities and the Portfolio’s share price to fall and would make the mortgage-backed securities more sensitive to interest rate changes. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.

▪	Over-the-Counter Transactions Risk: The Portfolio engages in over-the-counter (“OTC”) transactions, some of which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than transactions entered into on organized exchanges.

▪	Portfolio Turnover Rate Risk: A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Portfolio and its shareholders.

▪	Prepayment Risk: Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security’s maturity and a Portfolio must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.

▪	Repurchase and Reverse Repurchase Agreements Risk: Repurchase and reverse repurchase agreements involve the purchase or sale of securities held by the Portfolio with an agreement to resell or repurchase the securities at an agreed-upon price, date and interest payment. Repurchase transactions are subject to credit risk and counterparty risk. They also carry the risk that the market value of the securities may increase above the resell value or decline below the repurchase price. The Portfolio could also lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio is less than the value of securities. Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in the Portfolio’s net asset value.

▪	Settlement Risk: Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Portfolio enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a Portfolio cannot settle or is
57

delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

▪	To Be Announced (TBA) Securities Risk: TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is BlackRock Investment Management, LLC (“BlackRock”).

Portfolio Manager	Title	Involved with Portfolio
Scott Radell	Managing Director of BlackRock	Since Portfolio Inception
Jonathan Graves	Managing Director of BlackRock	Since Portfolio Inception

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of insurance companies. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of the Portfolio directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable contract.

Tax Information: It is the Portfolio's intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

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Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: FVIT Goldman Sachs Core Fixed Income Portfolio

Investment Objective: The Portfolio seeks to provide total return consisting of capital appreciation and income.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class I shares	Class II shares	Class III shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.34]%	[0.34]%	[0.34]%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(1)	[0.09]%	[0.09]%	[0.09]%
Total Annual Portfolio Operating Expenses	[0.43]%	[0.68]%	[0.58]%

(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay

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the same expenses if you did not redeem your shares. However, each variable contract and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or “turns over” its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

Principal Investment Strategies: The Portfolio is managed by a sub-adviser, Goldman Sachs Asset Management, L.P. (“GSAM”). In seeking to achieve the Portfolio’s investment objective, GSAM invests, under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes in fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), corporate debt securities, collateralized loan obligations (limited to no more than 15% of the Portfolio’s net assets), privately issued adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) and asset-backed securities. The Portfolio may also invest in custodial receipts, fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”) and convertible securities.

The Portfolio may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Portfolio also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Portfolio’s portfolio risks, manage the Portfolio’s duration and/or gain exposure to certain fixed income securities or indices.

The Portfolio’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets measured at the time of purchase (“Total Assets”) and 10% of the Portfolio’s Total Assets may be invested in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Portfolio’s Total Assets. In pursuing its investment objective, the Portfolio uses the Barclays U.S. Aggregate Bond Index (the “Index”) as its performance benchmark, but the Portfolio will not attempt to replicate the Index. The Portfolio may, therefore, invest in securities that are not included in the Index.

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The Portfolio may invest in fixed income securities rated at least BBB– or Baa3 at the time of purchase. Securities will either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality.

The Portfolio’s target duration range under normal interest rate conditions is expected to approximate that of the Index, plus or minus 1.5 years, and over the last ten years ended June 30, 2015, the duration of the Index has ranged between 3.45 and 5.72 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Portfolio (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Portfolio’s benchmark index is the Barclays U.S. Aggregate Bond Index.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio’s net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Convertible Securities Risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial index. In addition, there may be imperfect or even negative correlation
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between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of equity and fixed income securities, or to those of other funds in general.

o	Leverage: The use of futures, options, swaps, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

o	Options: Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

o	Swaps: In a standard over-the-counter “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Interest rate swaps and some credit default swaps are now traded on exchanges and subject to central clearing. Although central clearing and exchange-trading of swaps may decrease the counterparty risk involved in bi-laterally negotiated contracts and increase market liquidity, exchange-trading and clearing does not make the contracts risk free.

▪	Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

▪	Fixed Income Risk: The value of bonds and other fixed income securities will fluctuate with changes in interest rates. Typically, periods of volatility and rising interest rates may lead to increased redemptions and volatility and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings. Rising interest rates may lead to increased redemptions and volatility and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

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o	Credit Risk: An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

o	Extension: If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

o	Income Risk: Because the Portfolio can only distribute what it earns, the Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or when the Portfolio experiences defaults on debt securities.

o	Income Risk: Because the Portfolio can only distribute what it earns, the Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or when the Portfolio experiences defaults on debt securities.

o	Interest Rate Risk: When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

o	Prepayment Risk: Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security’s maturity and the Portfolio must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.

▪	Foreign Currency Risk: Foreign equity securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

▪	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.

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▪	Liquidity Risk: The Portfolio may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

▪	Management Risk: The strategies employed by the Portfolio’s Sub-Adviser may not produce the desired results, and may result in losses to the Portfolio.

▪	Market Risk: Overall securities market risks may affect the value of individual equity and fixed income securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

▪	Mortgage- and Asset-Backed Securities Risks: Mortgage- and asset-backed securities differ from conventional debt securities because principal is paid back periodically over the life of the security rather than at maturity. The Portfolio may receive unscheduled payments of principal due to voluntary prepayments, refinancings or foreclosures on the underlying loans. To the Portfolio this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Portfolio may have paid. Mortgage prepayments generally increase when interest rates fall. Mortgage-backed securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage-backed securities and extend their life. This could cause the price of the mortgage-backed securities and the Portfolio’s share price to fall and would make the mortgage-backed securities more sensitive to interest rate changes. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.

▪	Over-the-Counter Transactions Risk: The Portfolio engages in over-the-counter (“OTC”) transactions, some of which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than transactions entered into on organized exchanges.

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▪	Portfolio Turnover Rate Risk: A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Portfolio and its shareholders.

▪	Sovereign Debt Risk: Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

▪	U.S. Government Securities Risk: The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Portfolio may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is Goldman Sachs Asset Management, L.P. (“GSAM”).

Portfolio Manager	Title	Involved with Portfolio
Jonathan Beinner	Managing Director and Chief Investment Officer – Co-Head of Global Fixed Income and Liquidity Management of GSAM	Since Portfolio Inception
Michael Swell	Co-Head Global Lead Portfolio Management of GSAM	Since Portfolio Inception

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of insurance companies. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of the Portfolio

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directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable contract.

Tax Information: It is the Portfolio’s intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: FVIT Goldman Sachs Global Equity Insights Portfolio

Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class II shares	Class II shares	Class II shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.63]%	[0.63]%	[0.63]%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(1)	[0.09]%	[0.09]%	[0.09]%
Total Annual Portfolio Operating Expenses	[0.72]%	[0.97]%	[0.87]%

(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract

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and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or “turns over” its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

Principal Investment Strategies: The Portfolio is managed by a sub-adviser, Goldman Sachs Asset Management, L.P. (“GSAM”). In seeking to achieve the Portfolio’s investment objective, GSAM invests, under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, in a broadly diversified portfolio of equity investments of U.S. and foreign issuers. Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar.

The Portfolio invests in at least three countries, including the United States, and may invest in the securities of issuers in emerging countries. The Portfolio seeks broad representation of large-cap and mid-cap issuers across major countries and sectors of the global economy, with some exposure to small-cap issuers.

GSAM uses two distinct strategies — a bottom-up stock selection strategy and a top-down country selection strategy — to manage the Portfolio.

The Portfolio uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Portfolio’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, “Momentum,” “Valuation” and “Profitability.” The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on GSAM’s proprietary research.

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The Portfolio seeks to maximize its expected return, while maintaining risk, style and capitalization characteristics similar to the Morgan Stanley Capital International (“MSCI”) World (Standard) Index. Additionally, GSAM’s views of the relative attractiveness of countries and currencies are considered in allocating the Portfolio’s assets among countries. The MSCI World (Standard) Index is designed to measure equity market performance of the large and mid-capitalization segments of developed markets, including the United States.

The Portfolio may also invest in fixed income securities that are considered to be cash equivalents. The Portfolio may also use derivatives, including futures, to manage cash flows into or out of the Portfolio effectively.

The Portfolio’s benchmark index is the MSCI World (Standard) Index, net of dividend withholding taxes, unhedged, measured in USD.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio’s net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial index. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of the Underlying ETFs, or to those of other funds in general.

o	Leverage: The use of futures, options, swaps, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of
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leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

o	Options: Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

▪	Emerging Markets Risk: Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

▪	Equity Risk: The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it invests or to which it has exposure. Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

▪	Foreign Currency Risk: Foreign equity securities denominated in non-US dollar currencies will subject the Portfolio to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

▪	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

▪	Investment Style Risk: Different investment styles (e.g., “growth”, “value” or “quantitative”) may fall out of favor from time to time, depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.

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▪	Management Risk: The strategies employed by the Portfolio’s Sub-Adviser may not produce the desired results, and may result in losses to the Portfolio.

▪	Market Risk: Overall securities market risks may affect the value of individual equity and fixed income securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

▪	Mid Cap Risk: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies. Medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, medium capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

▪	Quantitative Investing Risk: Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for the Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

▪	Portfolio Turnover Rate Risk: A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Portfolio and its shareholders.

▪	Small Capitalization Securities: Small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization securities may have more limited product lines, markets and financial resources and may depend on a relatively small management group.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is Goldman Sachs Asset Management, L.P. (“GSAM”).

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Portfolio Manager	Title	Involved with Portfolio
Ron Hua, CFA	Managing Director and Chief Investment Officer of Equity Insights Strategies of GSAM	Since Portfolio Inception
William Fallon, PhD	Managing Director and Chief Investment Officer of Macro Strategies of GSAM	Since Portfolio Inception
Len Ioffe, CFA	Managing Director and Senior Portfolio Manager of GSAM	Since Portfolio Inception
Osman Ali, CFA	Managing Director of GSAM	Since Portfolio Inception
James Park	Managing Director of GSAM	Since Portfolio Inception
Takashi Suwabe, PhD	Managing Director of GSAM	Since Portfolio Inception
Denis Suvorov, CFA	Vice President of GSAM	Since Portfolio Inception

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of insurance companies. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of the Portfolio directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable contract.

Tax Information: It is the Portfolio’s intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: FVIT Goldman Sachs Large Cap Growth Insights Portfolio

Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class II shares	Class II shares	Class II shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.37]%	[0.37]%	[0.37]%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(1)	[0.09]%	[0.09]%	[0.09]%
Total Annual Portfolio Operating Expenses	[0.46]%	[0.71]%	[0.61]%

(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract

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and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or “turns over” its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

Principal Investment Strategies: The Portfolio is managed by a sub-adviser, Goldman Sachs Asset Management, L.P. (“GSAM”). In seeking to achieve the Portfolio’s investment objective, GSAM invests, under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, in a broadly diversified portfolio of equity investments of large-cap U.S. issuers whose shares are traded on a U.S. exchange, which may include foreign issuers that are traded in the United States. These issuers have public stock market capitalizations similar to those of companies constituting the Russell 1000® Index, which as of September 30, 2015 was between $486 million and $615 billion. However, the Portfolio may invest in securities outside the Russell 1000® Index capitalization range.

The Portfolio uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Portfolio’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, “Momentum,” “Valuation” and “Profitability.” The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on GSAM’s proprietary research.

The Portfolio maintains risk, style, and capitalization characteristics similar to the Russell 1000® Growth Index, which generally consists of companies with above average capitalization and earnings growth expectations and below average dividend yields. The Portfolio seeks to maximize its expected return while maintaining these and other characteristics similar to the benchmark.

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The Portfolio may also invest in fixed income securities that are considered to be cash equivalents. The Portfolio may also use derivatives, including futures, to manage cash flows into or out of the Portfolio effectively.

The Portfolio’s benchmark index is the Russell 1000® Growth Index.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio’s net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial index. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of the Underlying ETFs, or to those of other funds in general.

o	Leverage: The use of futures, options, swaps, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

o	Options: Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

▪	Equity Risk: The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it invests or to which it has
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exposure. Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

▪	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

▪	Investment Style Risk: Different investment styles (e.g., “growth”, “value” or “quantitative”) may fall out of favor from time to time, depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.

▪	Management Risk: The strategies employed by the Portfolio’s Sub-Adviser may not produce the desired results, and may result in losses to the Portfolio.

▪	Market Risk: Overall securities market risks may affect the value of individual equity and fixed income securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

▪	Quantitative Investing Risk: Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for the Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

▪	Portfolio Turnover Rate Risk: A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Portfolio and its shareholders.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the

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Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is Goldman Sachs Asset Management, L.P. (“GSAM”).

Portfolio Manager	Title	Involved with Portfolio
Ron Hua, CFA	Managing Director and Chief Investment Officer of Equity Insights Strategies of GSAM	Since Portfolio Inception
Len Ioffe, CFA	Managing Director and Senior Portfolio Manager of GSAM	Since Portfolio Inception
Osman Ali, CFA	Managing Director of GSAM	Since Portfolio Inception
Dennis Walsh	Vice President of GSAM	Since Portfolio Inception

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of insurance companies. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of the Portfolio directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable contract.

Tax Information: It is the Portfolio’s intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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PORTFOLIO SUMMARY: FVIT Goldman Sachs Mid Cap Value Insights Portfolio

Investment Objective: The Portfolio seeks to provide long-term capital appreciation.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed by your variable annuity or variable life insurance contract. If they were included, your costs would be higher. Please refer to your variable contract prospectus for information on the separate account fees and expenses associated with your contract.

Shareholder Fees (fees paid directly from your investment)	Class II shares	Class II shares	Class II shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[0.55]%	[0.55]%	[0.55]%
Distribution and Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses(1)	[0.09]%	[0.09]%	[0.09]%
Total Annual Portfolio Operating Expenses	[0.64]%	[0.89]%	[0.79]%

(1)	Estimated for the current fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. You would pay the same expenses if you did not redeem your shares. However, each variable contract

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and separate account involves fees and expenses that are not included in the Example. If these fees and expenses were included in the Example, your overall expenses would be higher. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$[ ]	$[ ]

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities or instruments (or “turns over” its portfolio). These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. A higher portfolio turnover rate may indicate higher transaction costs. As the Portfolio is new and has no shares outstanding, it does not have a portfolio turnover rate at this time.

Principal Investment Strategies: The Portfolio is managed by a sub-adviser, Goldman Sachs Asset Management, L.P. (“GSAM”). In seeking to achieve the Portfolio’s investment objective, GSAM invests, under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, in a broadly diversified portfolio of equity investments in mid-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers have public stock market capitalizations similar to those of companies constituting the Russell Midcap® Value Index, which as of September 30, 2015 was between $486 million and $26 billion. However, the Portfolio may invest in securities outside the Russell Midcap® Value Index capitalization range.

The Portfolio uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Portfolio’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, “Momentum,” “Valuation” and “Profitability.” The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Profitability theme seeks to assess whether a company is earning more than its cost of capital. GSAM may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on GSAM’s proprietary research.

The Portfolio maintains risk, style, and capitalization characteristics similar to the Russell Midcap® Value Index. The Portfolio seeks to maximize its expected return while maintaining these and other characteristics similar to the benchmark.

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The Portfolio may also invest in fixed income securities that are considered to be cash equivalents. The Portfolio may also use derivatives, including futures, to manage cash flows into or out of the Portfolio effectively.

The Portfolio’s benchmark index is the Russell Midcap® Value Index.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. Many factors affect the Portfolio’s net asset value and performance. The following is a summary description of principal risks of investing in the Portfolio.

▪	Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

o	Futures: A futures contract is considered a derivative because it derives its value from the price of the underlying security, commodity or financial index. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying assets. The Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of the Underlying ETFs, or to those of other funds in general.

o	Leverage: The use of futures, options, swaps, structured notes and other derivatives, may result in leverage, which can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage in the Portfolio can substantially increase the adverse impact to which the Portfolio’s investment portfolio may be subject.

o	Options: Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

▪	Equity Risk: The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it invests or to which it has exposure.
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Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

▪	Investment Style Risk: Different investment styles (e.g., “growth”, “value” or “quantitative”) may fall out of favor from time to time, depending upon market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

▪	Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

▪	Limited History of Operation Risk: The Portfolio has a limited history of operation for investors to evaluate.

▪	Management Risk: The strategies employed by the Portfolio’s Sub-Adviser may not produce the desired results, and may result in losses to the Portfolio.

▪	Market Risk: Overall securities market risks may affect the value of individual equity and fixed income securities. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events may adversely affect the securities markets.

▪	Mid Cap Risk: The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies. Medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, medium capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

▪	Quantitative Investing Risk: Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment decisions for the Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

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▪	Portfolio Turnover Rate Risk: A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Portfolio and its shareholders.

▪	Small Capitalization Securities: Small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization securities may have more limited product lines, markets and financial resources and may depend on a relatively small management group.

Performance: Because the Portfolio has less than a full calendar year of investment operations, no bar chart or Average Annual Total Returns table is presented for the Portfolio at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to contract holders semi-annually. Updated performance information will be available at no cost by calling the Portfolio toll-free at 1-877-881-7735.

Management: The Portfolio’s investment adviser is Forethought Investment Advisors, LLC. The Portfolio’s sub-adviser is Goldman Sachs Asset Management, L.P. (“GSAM”).

Portfolio Manager	Title	Involved with Portfolio
Ron Hua, CFA	Managing Director and Chief Investment Officer of Equity Insights Strategies of GSAM	Since Portfolio Inception
Len Ioffe, CFA	Managing Director and Senior Portfolio Manager of GSAM	Since Portfolio Inception
Osman Ali, CFA	Managing Director of GSAM	Since Portfolio Inception
Dennis Walsh	Vice President of GSAM	Since Portfolio Inception

Purchase and Sale of Portfolio Shares: Shares of the Portfolio are intended to be sold to certain separate accounts of insurance companies. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of the Portfolio directly. Rather, all shares will be held by a separate account for your benefit and the benefit of other purchasers. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open, or as permitted under your variable contract.

Tax Information: It is the Portfolio’s intention to distribute income and gains to the separate accounts. Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains realized by the separate accounts with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to a contract owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible

83

state or local taxes. Please refer to your variable contract prospectus for additional information on taxes.

Payments to Other Financial Intermediaries: The Portfolio or the Adviser may pay insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing insurance companies and your salesperson to recommend a variable contract and the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

General Information about the Portfolios, Adviser and Sub-Adviser

This Prospectus describes thirteen Portfolios, each a series of Forethought Variable Insurance Trust, a Delaware statutory trust (the "Trust"). Forethought Investment Advisors, LLC (the “Adviser”) serves as each Portfolio's investment adviser. BlackRock Investment Management, LLC serves as sub-adviser to FVIT BlackRock Allocation Portfolio, FVIT BlackRock Disciplined Core Portfolio, FVIT BlackRock Disciplined Growth Portfolio, FVIT BlackRock Disciplined International Core Portfolio, FVIT BlackRock Disciplined Mid Cap Growth Portfolio, FVIT BlackRock Disciplined Small Cap Portfolio, FVIT BlackRock Disciplined U.S. Core Portfolio, FVIT BlackRock Disciplined Value Portfolio and FVIT BlackRock High Yield Portfolio. Goldman Sachs Asset Management, L.P. (“GSAM”) serves as sub-adviser to FVIT Goldman Sachs Core Fixed Income Portfolio, FVIT Goldman Sachs Global Equity Insights Portfolio, FVIT Goldman Sachs Large Cap Growth Insights Portfolio, FVIT Goldman Sachs Mid Cap Value Insights Portfolio. The Portfolios are intended to be funding vehicles for variable annuity and variable life insurance contracts offered by separate accounts of insurance companies.

Individual variable annuity and variable life insurance contract holders are not "shareholders" of each Portfolio. The insurance companies and their separate accounts are the shareholders or investors, although they will pass through voting rights to their variable contract policy holders. Shares of the Portfolios are not offered directly to the general public.

Each Portfolio has its own distinct investment objective, strategies and risks. The Adviser, under the supervision of the Board of Trustees, is responsible for the provision of all investment advisory and portfolio management services for the Portfolios including establishing and recommending modifications to each Portfolio's investment objective, strategies, policies and restrictions. The Adviser may engage one or more sub-advisers to directly invest in securities or other instruments. Each Portfolio invests within a specific segment (or portion) of the capital markets and invests in a wide variety of securities consistent with its investment objective and style. The potential risks and returns of a Portfolio vary with the degree to which the Portfolio invests in a particular market segment and/or asset class.

INVESTMENT OBJECTIVES

Portfolio	Investment Objective
FVIT BlackRock Allocation Portfolio	Seeks to provide total return
FVIT BlackRock Disciplined Core Portfolio	Seeks to provide long-term capital appreciation
FVIT BlackRock Disciplined Growth Portfolio	Seeks to provide long-term capital appreciation
FVIT BlackRock Disciplined International	Seeks to provide long-term capital
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Core Portfolio	appreciation
FVIT BlackRock Disciplined Mid Cap Growth Portfolio	Seeks to provide long-term capital appreciation
FVIT BlackRock Disciplined Small Cap Portfolio	Seeks to provide long-term capital appreciation
FVIT BlackRock Disciplined U.S. Core Portfolio	Seeks to provide long-term capital appreciation
FVIT BlackRock Disciplined Value Portfolio	Seeks to provide long-term capital appreciation
FVIT BlackRock High Yield Portfolio	Seeks to provide total return
FVIT Goldman Sachs Core Fixed Income Portfolio	Seeks to provide total return consisting of capital appreciation and income
FVIT Goldman Sachs Global Equity Insights Portfolio	Seeks to provide long-term capital appreciation
FVIT Goldman Sachs Large Cap Growth Insights Portfolio	Seeks to provide long-term capital appreciation
FVIT Goldman Sachs Mid Cap Value Insights Portfolio	Seeks to provide long-term capital appreciation

The Portfolios’ investment objectives are non-fundamental policies and may be changed without shareholder approval by the Portfolios’ Board of Trustees upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES

Investment Adviser's Investment Process

The Adviser pursues each Portfolio’s investment objective by engaging a sub-adviser to directly invest in securities and other instruments.

The Adviser reviews each Portfolio's performance by means of comparison to standard indices, which may be changed from time to time. From time to time, due to market conditions or other warranting conditions in the judgment of the portfolio managers, investment percentages may be adjusted or investments may be added, removed, or substituted.

Investors may purchase Underlying ETFs on their own behalf without investing through one of the Portfolios.

PRINCIPAL INVESTMENT RISKS

There is no assurance that a Portfolio will achieve its investment objective. Each Portfolio's share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Portfolios. Risks could adversely affect the net asset value, total return and the value of a Portfolio and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Portfolio's

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Portfolio Summary section of its Prospectus. The following risks apply to each Portfolio through its investments in Underlying ETFs (as applicable) and directly in other investments, except as noted. References to a Portfolio’s investment in a particular instrument include direct investments and indirect investments through Underlying ETFs, as applicable.

Bank Loan Risk. (FVIT BlackRock High Yield Portfolio only) The market for bank loans may not be highly liquid and the Portfolio may have difficulty selling them. These investments expose the Portfolio to the credit risk of both the financial institution and the underlying borrower.

Collateralized Bond Obligation Risk. (FVIT BlackRock High Yield Portfolio only) The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Convertible Securities Risk. (Each Portfolio except FVIT BlackRock Allocation Portfolio, FVIT Goldman Sachs Global Equity Insights Portfolio, FVIT Goldman Sachs Large Cap Growth Insights Portfolio and FVIT Goldman Sachs Mid Cap Value Insights Portfolio) The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Credit Default Swaps. (FVIT BlackRock High Yield Portfolio only) Credit default swaps may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Credit Risk. (FVIT BlackRock Allocation Portfolio, FVIT BlackRock High Yield Portfolio and FVIT Goldman Sachs Core Fixed Income Portfolio) There is a risk that security issuers will not make interest and/or principal payments on their securities. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes. Lower credit quality will lead to greater volatility in the price of a security and in shares of the Portfolio. Lower credit quality also will affect liquidity and make it difficult for the

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Portfolio to sell the security. This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. Default, or the market's perception that an issuer is likely to default, tends to reduce the value and liquidity of securities held by the Portfolio, thereby reducing the value of your investment in Portfolio shares. In addition, default may cause the Portfolio to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

A Portfolio could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. A Portfolio may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

Depositary Receipts Risk. (FVIT BlackRock Disciplined Core Portfolio, FVIT BlackRock Disciplined Growth Portfolio, FVIT BlackRock Disciplined International Core Portfolio and FVIT BlackRock High Yield Portfolio) The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives Risk. The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Many types of derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close-out a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. Derivatives typically give rise to a form of leverage and may expose the Portfolio to greater risk and increase its costs. The Dodd-Frank Wall Street Reform and Consumer Protection Act called for new regulation of

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derivatives markets, including the clearing and central trading of many standardized over-the-counter (“OTC”) derivative instruments deemed to be “swaps.” The extent and impact of this regulation is not yet known and may not be fully known for some time. These regulatory developments may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Distressed Securities Risk. (FVIT BlackRock High Yield Portfolio only) Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Portfolio may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Emerging Markets Risk. (FVIT BlackRock Disciplined International Core Portfolio, FVIT Goldman Sachs Core Fixed Income Portfolio and FVIT Goldman Sachs Global Equity Insights Portfolio) In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issuers. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. Emerging securities markets may have far lower trading volumes, less liquidity, and different clearance and settlement procedures than developed markets, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

Equity Risk. (Each Portfolio except FVIT BlackRock High Yield Portfolio and FVIT Goldman Sachs Core Fixed Income Portfolio) The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities in which it invests or to which it has exposure. Common and preferred stock prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Risk. (FVIT BlackRock Allocation Portfolio only) ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Portfolio. As a result, your cost of investing in a Portfolio will be higher than the cost of investing directly in

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ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Portfolio. Because the value of ETF shares depends on the demand in the market, the Portfolio’s holdings may not be able to be liquidated at the most optimal time, adversely affecting performance. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with real estate investments and natural resources. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

Because certain Portfolios’ investments include shares of ETFs, such Portfolios’ risks include the risks of the relevant ETFs. For this reason, the risks associated with investing in such Portfolios include the risks of investing in the relevant ETF.

An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed.

Extension Risk. (FVIT BlackRock Allocation Portfolio, FVIT BlackRock High Yield Portfolio and FVIT Goldman Sachs Core Fixed Income Portfolio) If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Fixed Income Risk. (FVIT BlackRock Allocation Portfolio, FVIT BlackRock High Yield Portfolio and FVIT Goldman Sachs Core Fixed Income Portfolio) When a Portfolio directly or indirectly invests in bonds and other fixed income securities, the value of your investment in the Portfolio will fluctuate with changes in interest rates. Typically, a rise in periods of volatility and rising interest rates may lead to increased redemptions and volatility and decreased liquidity in the fixed income markets, making it more difficult to sell fixed income holdings. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Portfolio possibly causing the Portfolio's share price and total return to be reduced and fluctuate more than other types of investments.

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Foreign Currency Risk. (FVIT BlackRock Allocation Portfolio, FVIT BlackRock Disciplined Core Portfolio, FVIT BlackRock Disciplined Growth Portfolio, FVIT BlackRock Disciplined International Core Portfolio, FVIT BlackRock Disciplined Value Portfolio, FVIT Goldman Sachs Core Fixed Income Portfolio and FVIT Goldman Sachs Global Equity Insights Portfolio) A Portfolio's investments in foreign currency denominated securities will subject the Portfolio to currency trading risks that include market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.

Foreign Investment Risk. (FVIT BlackRock Allocation Portfolio, FVIT BlackRock Disciplined Core Portfolio, FVIT BlackRock Disciplined Growth Portfolio, FVIT BlackRock Disciplined International Core Portfolio, FVIT BlackRock High Yield Portfolio, FVIT BlackRock Disciplined Value Portfolio, FVIT Goldman Sachs Core Fixed Income Portfolio, FVIT Goldman Sachs Global Equity Insights Portfolio and FVIT Goldman Sachs Large Cap Growth Insights Portfolio) Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Forward Currency Contracts Risk. (FVIT BlackRock Allocation Portfolio, FVIT BlackRock Disciplined International Core Portfolio and FVIT BlackRock High Yield Portfolio only) A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The Portfolio may enter into forward currency contracts in connection with settling purchases or sales of securities, to hedge currency exposure related to other Fund holdings or as part of its investment strategy. Forward currency contracts do not eliminate fluctuations in the value of foreign securities but allow the Portfolio to establish a fixed rate of exchange for a future point in time. Use of these contracts can have the effect of reducing returns, limiting opportunities for gain and creating losses. Gains from foreign currency contracts are typically taxable as income and may notably increase an investor’s tax liability.

Futures Risk. A Portfolio's use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk, (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the

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form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Portfolio may experience losses that exceed losses experienced by other mutual funds that do not use futures contracts. Theoretically, a Portfolio's losses could be unlimited. In addition, there may be imperfect correlation, or even no correlation, between price movements of futures contracts and price movements of investments in the underlying assets or investments for which the futures contracts are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. A Portfolio’s investment in exchange-traded futures and their accompanying costs could limit the Portfolio’s gains in rising markets relative to those of equity and fixed income securities, the Underlying ETFs, or to those of other funds in general. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Portfolio may be unable to close-out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures hedging strategy adopted will succeed.

Growth Stock Risk. (FVIT BlackRock Disciplined Growth Portfolio and FVIT BlackRock Disciplined Mid Cap Growth Portfolio) Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. The growth investing style may over time go in and out of favor. At times when the investing style used by the Portfolio is out of favor, the Portfolio may underperform other equity funds that use different investing styles.

Income Risk. (FVIT BlackRock Allocation Portfolio and FVIT Goldman Sachs Core Fixed Income Portfolio) Because a Portfolio can only distribute what it earns, the Portfolio’s distributions to shareholders may decline when prevailing interest rates fall or when a Portfolio experiences defaults on debt securities it holds. A Portfolio’s income generally declines during periods of falling interest rates because the Portfolio must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

Interest Rate Risk. (FVIT BlackRock Allocation Portfolio, FVIT BlackRock High Yield Portfolio and FVIT Goldman Sachs Core Fixed Income Portfolio) Interest rate changes

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can be sudden and unpredictable. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. The longer the Portfolio’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price.

Investment Style Risk. (FVIT Goldman Sachs Global Equity Insights Portfolio, FVIT Goldman Sachs Core Large Cap Growth Insights Portfolio and FVIT Goldman Sachs Mid Cap Value Insights Portfolio) Different investment styles (e.g., “growth”, “value” or “quantitative”) may fall out of favor from time to time, depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Issuer Risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Junk Bond Risk. (FVIT BlackRock High Yield Portfolio only) Lower-quality bonds, known as "high yield" or "junk" bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond's issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease, and a Portfolio's share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Portfolio's ability to sell its bonds (liquidity risk). Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease a Portfolio's share price.

Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Portfolio to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Portfolio is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Portfolio must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Portfolio’s portfolio will be magnified when the Portfolio uses leverage.

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Limited History of Operations Risk. Each Portfolio has a limited history of operation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code that do not apply to an adviser’s management of individual and institutional accounts.

Liquidity Risk. (FVIT BlackRock High Yield Portfolio, FVIT BlackRock Disciplined Small Cap Portfolio and FVIT Goldman Sachs Core Fixed Income Portfolio) The Portfolio may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities, at an unfavorable time and/or under unfavorable conditions.

With respect to the fixed-income investments, liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Management Risk. Each Portfolio is subject to the risk that the sub-advisers’ respective methods and analyses employed may not produce the desired results. In addition, each Portfolio is subject to the risk that the relevant sub-advisers’ judgments about certain securities or other instruments in which the Portfolios invest may prove to be incorrect and may not produce the desired results. Any of these activities could cause a Portfolio to lose value or its investment results to lag relevant benchmarks or other mutual funds with similar objectives.

The Adviser’s or sub-advisers’ dependence on certain Underlying Funds and judgments about the attractiveness, value and potential appreciation of particular Underlying Funds in which certain Portfolios invest may prove to be incorrect and may not produce the desired results. In addition, each Portfolio is subject to the risk that the sub-advisers’ respective methods and analyses employed may not produce the desired results.

Market Risk. The market prices of each Portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Each Portfolio invests in instruments that may be more volatile and carry more risk than some other forms of investment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Portfolio may

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experience a substantial or complete loss on any individual security. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally and increase market volatility as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the sub-adviser. Whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio's investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Mezzanine Securities Risk. (FVIT BlackRock High Yield Portfolio only) Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

Mid Cap Risk. (FVIT BlackRock Disciplined Mid Cap Growth Portfolio, FVIT Goldman Sachs Global Equity Insights Portfolio and FVIT Goldman Sachs Mid Cap Value Insights Portfolio) The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies. Medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, medium capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

Mortgage-Backed Securities and Asset-Backed Securities Risk. (FVIT BlackRock High Yield Portfolio and FVIT Goldman Sachs Core Fixed Income Portfolio) Mortgage-

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backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Portfolio may receive unscheduled prepayments of principal due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Portfolio this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Portfolio may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage-backed securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage-backed securities and extend their life. This could cause the price of the mortgage-backed securities and the Portfolio’s share price to fall and would make the mortgage-backed securities more sensitive to interest rate changes.

In September 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA acts as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear how long the conservatorship will last or what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac for the long-term.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.

Non-Diversification Risk. (FVIT BlackRock Allocation Portfolio only) A Portfolio has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Risk. (Each Portfolio except FVIT BlackRock Allocation Portfolio) Options trading entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

Over-the-Counter Transactions Risk. (FVIT BlackRock Allocation Portfolio, FVIT BlackRock Disciplined International Core Portfolio, FVIT BlackRock High Yield Portfolio and FVIT Goldman Sachs Core Fixed Income Portfolio) The Portfolio engages in over-the-counter (“OTC”) transactions, some of which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than transactions entered into on organized exchanges.

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Portfolio Structure Risk. (FVIT BlackRock Allocation Portfolio only) The Portfolio invests in Underlying ETFs and other instruments and incur expenses related to each investment. In addition, investors in the Portfolio will incur fees to pay for certain expenses related to the operations of the Portfolio. An investor holding such investments directly would incur lower overall expenses but would not receive the benefit of active management of the Portfolio or the specific strategy offered in the Portfolio.

Portfolio Turnover Rate Risk. (FVIT BlackRock High Yield Portfolio, FVIT Goldman Sachs Core Fixed Income Portfolio, FVIT Goldman Sachs Global Equity Insights Portfolio, FVIT Goldman Sachs Core Large Cap Growth Insights Portfolio and FVIT Goldman Sachs Mid Cap Value Insights Portfolio) A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Portfolio and its shareholders. This may also adversely effect Portfolio performance.

Preferred Securities Risk. (FVIT BlackRock High Yield Portfolio only) Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk. (FVIT BlackRock Allocation Portfolio, FVIT BlackRock High Yield Portfolio and FVIT Goldman Sachs Core Fixed Income Portfolio) Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When a Portfolio reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Portfolio’s income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.

Quantitative Investing Risk. (Each Portfolio except FVIT BlackRock Allocation Portfolio, FVIT BlackRock High Yield Portfolio and FVIT Goldman Sachs Core Fixed Income Portfolio) Investments selected using quantitative analysis or “models” may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). In addition, investments selected using models may react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. There is no guarantee that the use of quantitative analysis will result in effective investment

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decisions for the Portfolio. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Repurchase and Reverse Repurchase Agreements Risk. (FVIT BlackRock High Yield Portfolio only) Repurchase and reverse repurchase agreements involve the purchase or sale of securities held by the Portfolio with an agreement to resell or repurchase the securities at an agreed-upon price, date and interest payment. Repurchase transactions are subject to credit risk and counterparty risk. They also carry the risk that the market value of the securities may increase above the resell value or decline below the repurchase price. The Portfolio could also lose money if it is unable to recover the securities and the value of the collateral held by the Portfolio is less than the value of securities. Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in the Portfolio’s net asset value.

Settlement Risk. (Each Portfolio except FVIT Goldman Sachs Core Fixed Income Portfolio, FVIT Goldman Sachs Global Equity Insights Portfolio, FVIT Goldman Sachs Large Cap Growth Insights Portfolio and FVIT Goldman Sachs Mid Cap Value Insights Portfolio) Settlement risk is the risk that a settlement in a transfer system does not take place as expected. When a Portfolio enters into certain contracts with counterparties, such as over-the-counter derivatives contracts, it faces the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Small Capitalization Securities. (FVIT BlackRock Small Cap Portfolio, FVIT Goldman Sachs Global Equity Insights Portfolio and FVIT Goldman Sachs Mid Cap Value Insights Portfolio) The securities of small capitalization companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies. Small capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization securities may have more limited product lines, markets and financial resources and may depend on a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may not pay dividends.

Sovereign Debt Risk. (FVIT Goldman Sachs Core Fixed Income Portfolio only) Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Swaps Risk. (FVIT BlackRock Allocation Portfolio, FVIT BlackRock High Yield Portfolio and FVIT Goldman Sachs Core Fixed Income Portfolio) In a standard OTC “swap”

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transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Interest rate swaps and some credit default swaps are now traded on exchanges and subject to central clearing. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and, when traded in the OTC markets, are subject to counterparty risk (e.g. the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps, especially those that are not exchange-traded, may also be considered illiquid. It may not be possible for the Portfolio to liquidate a swap position at an advantageous time or price, which may result in significant losses. Although central clearing and exchange-trading of swaps may decrease the counterparty risk involved in bi-laterally negotiated contracts and increase market liquidity, exchange-trading and clearing does not make the contracts risk free.

To Be Announced (TBA) Securities Risk. (FVIT BlackRock High Yield Portfolio only) TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

U.S. Government Securities Risk. (FVIT Goldman Sachs Core Fixed Income Portfolio only) The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by a Portfolio may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future.

Value Stock Risk. (FVIT BlackRock Disciplined Value Portfolio only) Value stocks involve the risk that they may never reach what the Sub-Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the Sub-Adviser misgauged that worth. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio’s performance may sometimes be lower or higher than that of other types of mutual funds (such as those emphasizing growth stocks).

Temporary Investments: To respond to adverse market, economic, political or other conditions, each Portfolio may invest 100% of its total assets, without limitation, in high-

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quality short-term debt securities and money market instruments. Depending on prevailing market conditions, each Portfolio may be invested in these instruments for extended periods. These short-term debt securities and money market instruments may include shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements. While a Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Portfolio invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro rata portion of such money market funds' advisory and operational fees. A Portfolio may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Portfolios’ policies regarding the release of portfolio holdings information is available in the Portfolios' Statement of Additional Information.

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MANAGEMENT

Investment Adviser

Forethought Investment Advisors, LLC, located at 300 North Meridian Street, Suite 1800, Indianapolis, Indiana 46204, serves as investment adviser to the FVIT Portfolios. Subject to the oversight of the Portfolios’ Board of Trustees, the Adviser is responsible for the provision of all investment advisory and portfolio management services for the Portfolios including establishing and recommending modifications to each Portfolio's investment objective, strategies, policies and restrictions. The Adviser has the responsibility, subject to oversight by the Board of Trustees, for the selection and oversight of the Portfolios’ sub-advisers, including recommending for the Board’s consideration the termination and replacement of any sub-adviser. Each sub-adviser is responsible for directly investing in securities and other instruments. As part of its ongoing oversight of each Portfolio’s sub-adviser(s), the Adviser is responsible for monitoring the sub-advisers’ performance and adherence to each Portfolio's investment objective, strategies, policies and restrictions as well as the sub-advisers’ compliance and operational matters.

The Adviser is also responsible for overseeing the administration of the affairs of the Portfolios by various service providers, including, but not limited to, (i) financial administrative services related to the preparation of shareholder reports, evaluation of internal financial controls and the preparation and filing of periodic financial reporting regulatory documentation, (ii) compliance, legal and other regulatory services, and (iii) certain tax services related to the calculation of distributions, the preparation of tax disclosures, tax returns and shareholder reporting.

The Adviser registered with the SEC as an investment adviser in 2013. The Adviser is a wholly-owned subsidiary of Forethought Financial Group, Inc. Forethought Financial Group, Inc. is an indirect, wholly-owned subsidiary of Global Atlantic Financial Group.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreements and sub-advisory agreements with respect to each Portfolio contained in this prospectus will be available in the Portfolios’ annual or semi-annual report when first published.

For each Portfolio, the table below shows the annual advisory fee as a percentage of average daily net assets that the Adviser is entitled to receive, on a monthly basis, pursuant to the investment advisory agreement.

Portfolio	Management Fee
FVIT BlackRock Allocation Portfolio	0.22% of the first $1 billion 0.21% of the next $1 billion 0.20% over $2 billion
FVIT BlackRock Disciplined Core Portfolio	0.39% of the first $1 billion 0.37% of the next $1 billion
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0.35% over $2 billion
FVIT BlackRock Disciplined Growth Portfolio	0.54% of the first $1 billion 0.52% of the next $1 billion 0.50% over $2 billion
FVIT BlackRock Disciplined International Core Portfolio	0.60% of the first $1 billion 0.58% of the next $1 billion 0.56% over $2 billion
FVIT BlackRock Disciplined Mid Cap Growth Portfolio	0.55% of the first $1 billion 0.53% of the next $1 billion 0.51% over $2 billion
FVIT BlackRock Disciplined Small Cap Portfolio	0.54% of the first $1 billion 0.52% of the next $1 billion 0.50% over $2 billion
FVIT BlackRock Disciplined U.S. Core Portfolio	0.39% of the first $1 billion 0.37% of the next $1 billion 0.35% over $2 billion
FVIT BlackRock Disciplined Value Portfolio	0.45% of the first $1 billion 0.43% of the next $1 billion 0.41% over $2 billion
FVIT BlackRock High Yield Portfolio	0.50% of the first $1 billion 0.48% of the next $1 billion 0.46% over $2 billion
FVIT Goldman Sachs Core Fixed Income Portfolio	0.34% of the first $250 million 0.32% of the next $250 million 0.26% over $500 million
FVIT Goldman Sachs Global Equity Insights Portfolio	0.63% of the first $250 million 0.61% of the next $250 million 0.58% of the next $500 million 0.55% over $1 billion
FVIT Goldman Sachs Large Cap Growth Insights Portfolio	0.37% of the first $250 million 0.35% of the next $250 million 0.34% of the next $500 million 0.32% over $1 billion
FVIT Goldman Sachs Mid Cap Value Insights Portfolio	0.55% of the first $250 million 0.53% of the next $250 million 0.51% of the next $500 million 0.48% over $1 billion

The Portfolios' Adviser has contractually agreed to waive its management fees and to reimburse Portfolio expenses at least until [ ] so that the total annual operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, Acquired Fund Fees and Expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) of a Portfolio do not exceed the following levels of the daily average net assets attributable to each respective class of shares. The expense reimbursement is subject to possible recoupment from the Portfolios in future years on a rolling three year basis (within the three years after the

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fees have been waived or reimbursed) if such recoupment can be achieved within the following expense limits.

Portfolio	Expense Limit - Class I	Expense Limit - Class II	Expense Limit - Class III
FVIT BlackRock Allocation Portfolio	0.31%	0.56%	0.46%
FVIT BlackRock Disciplined Core Portfolio	0.48%	0.73%	0.63%
FVIT BlackRock Disciplined Growth Portfolio	0.63%	0.88%	0.78%
FVIT BlackRock Disciplined International Core Portfolio	0.69%	0.94%	0.84%
FVIT BlackRock Disciplined Mid Cap Growth Portfolio	0.64%	0.89%	0.79%
FVIT BlackRock Disciplined Small Cap Portfolio	0.63%	0.88%	0.78%
FVIT BlackRock Disciplined U.S. Core Portfolio	0.48%	0.73%	0.63%
FVIT BlackRock Disciplined Value Portfolio	0.54%	0.79%	0.69%
FVIT BlackRock High Yield Portfolio	0.59%	0.84%	0.74%
FVIT Goldman Sachs Core Fixed Income Portfolio	0.43%	0.68%	0.58%
FVIT Goldman Sachs Global Equity Insights Portfolio	0.72%	0.97%	0.87%
FVIT Goldman Sachs Large Cap Growth Insights Portfolio	0.46%	0.71%	0.61%
FVIT Goldman Sachs Mid Cap Value Insights Portfolio	0.64%	0.89%	0.79%

This agreement may be terminated only by the Portfolios’ Board of Trustees, on 60 days’ written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease the Portfolios’ expenses and boost their performance.

Sub-Advisers

BlackRock Investment Management, LLC is a wholly owned subsidiary of BlackRock, Inc. BlackRock Investment Management, LLC is a registered investment advisor and a commodity pool operator organized in Princeton, New Jersey. BlackRock, Inc. and its affiliates had approximately $ 4.5 trillion in assets under management as of September 30, 2015. BlackRock Investment Management, LLC is located at 1 University Square, Princeton, NJ 08536. The sub-adviser shall be paid by the Adviser, not the Portfolios. A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory

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agreement between the Adviser and BlackRock Investment Management, LLC will be available in the Portfolios’ annual or semi-annual report when first published.

Goldman Sachs Asset Management, L.P. (“GSAM”) with principal offices located at 200 West Street, New York, NY 20182, serves as sub-adviser to the Portfolios. Subject to the authority of the Portfolios’ Board of Trustees and supervision by the Adviser, the sub-adviser is responsible for managing the Portfolios. As of September 30, 2015, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.028 trillion. GSAM shall be paid by the Adviser, not the Portfolios. A discussion regarding the basis for the Board of Trustees’ approval of the sub-advisory agreement between the Adviser and GSAM will be available in the Portfolio’s annual or semi-annual report when first published.

The Adviser and the Portfolios were granted an exemptive order from the Securities and Exchange Commission that allows the Adviser to hire a new sub-adviser or sub-advisers and/or change a sub-adviser or sub-advisers without shareholder approval. The Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee each sub-adviser and recommend its hiring, termination and replacement. Within 90 days after hiring any new sub-adviser, the applicable contract holders will receive information about the new sub-advisory relationship.

Portfolio Managers

Travis Cooke - Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2009 to 2011, Principal of Barclays Global Investors from 2002 to 2009.

Anurag Dugar - Vice President of BlackRock since 2013.  Previously he worked 6 years at Mellon Capital Management, an investment management subsidiary of BNY Mellon.  He was responsible for research and development of their fixed income models.

Kevin Franklin - Managing Director of BlackRock since 2010.  In 2009 Mr. Franklin was head of Automated Trading at Marble Bar Asset Management in London, where he was responsible for MBAM’s European systematic equity long-short product.  From 2004 to 2009, Mr. Franklin was a Principal at Barclays Global Investors.

Michael Gates, CFA - Director of BlackRock since 2009, Principal of Barclays Global Investors from 1999 to 2009.

Jonathan Graves, CFA - Managing Director of BlackRock since 2012, Director of BlackRock, Inc. from 2009 to 2011, Principal of Barclays Global Investors from 2002 to 2009.

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Scott Radell, CFA - Managing Director of BlackRock since 2012, Head of North America Portfolio Solutions, 2009 to 2011, Principal of Barclays Global Investors from 2002 to 2009.

Raffaele Savi - Managing Director of BlackRock since 2009, Head of North American, European and Developed Market Equity, Managing Director from 2002 to 2009 of Barclays Global Investors, Head of Portfolio Management Active Equity.

Osman Ali, CFA - Managing Director of GSAM. Mr. Ali is a member of the research and portfolio management team within GSAM's Quantitative Investment Strategies (QIS) team. He is a senior portfolio manager for the broad suite of active equity portfolios that QIS manages. In addition, his responsibilities include researching and implementing optimal portfolio construction techniques. He joined Goldman Sachs in 2003 and joined the Quantitative Investment Strategies team in 2005.

Jonathan A. Beinner - Managing Director, Chief Investment Officer – Co-Head of Global Fixed Income and Liquidity Management of GSAM. Mr. Beinner is the chief investment officer and co-head of Global Fixed Income and Liquidity Management at Goldman Sachs Asset Management (GSAM). He joined GSAM in 1990. He was named a managing director in 1997 and a partner in 2004.

William Fallon, Ph.D. - Managing Director and Chief Investment Officer of Macro Strategies of GSAM. Mr. Fallon is the Chief Investment Officer in GSAM’s Quantitative Investment Strategies team responsible for Macro Alpha Strategies. His team develops models for strategic asset allocation, as well as tactical models for selecting countries, currencies, commodities, and other assets. He joined Goldman Sachs in 1996, Quantitative Investment Strategies in 1998, and was named a Managing Director in 2004.

Ron Hua, CFA - Managing Director and Chief Investment Officer of Equity Insights Strategies of GSAM. Mr. Hua is the Chief Investment Officer of Equity Alpha Strategies for GSAM’s Quantitative Investment Strategies (“QIS”) team. With over 18 years of investment industry experience, Mr. Hua joined GSAM as a partner in 2011, and oversees all research, portfolio management and trading for the QIS quantitative equity business. Prior to joining the firm, he was the Chief Investment Officer and Head of Research for Equity Investments at PanAgora Asset Management from 2006 to 2011.

Len Ioffe, CFA - Managing Director and Senior Portfolio Manager of GSAM. Mr. Ioffe has been a Senior Portfolio Manager in the Quantitative Investment Strategies group at GSAM since 2001. He is responsible for equity portfolios in developed and emerging markets overseeing new product development, portfolio design, implementation and ongoing management. He joined GSAM in 1994.

James Park - Managing Director of GSAM. Mr. Park is a researcher and portfolio manager in the Quantitative Investment Strategies (QIS) group within GSAM. He works on both signal and implementation research in various macro assets including equities,

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fixed income, currencies and commodities. Mr. Park also serves as the lead portfolio manager for the country tilt strategy in Global, International, Kokusai and European equity mandates. He joined Goldman Sachs in 2004 as an analyst in the Quantitative Resources Group.

Denis Suvorov, CFA - Vice President of GSAM. Mr. Suvorov joined GSAM’s Quantitative Investment Strategies (QIS) Group in May 2011. He is a lead portfolio manager for the group’s global active equity strategies and a key member of the research team focused on delivering outperformance for clients. Prior to joining GSAM, Denis was a partner at Numeric Investors, a quantitative investment management firm specializing in stock-selection from 2007 to 2011.

Takashi Suwabe, PhD - Managing Director of GSAM. Mr. Suwabe is a lead portfolio manager and co-head of active equity research in the Quantitative Investment Strategies (QIS) group within GSAM. He joined Goldman Sachs in 2004 as a member of the Japan Portfolio Strategy Group in Global Investment Research and transferred to QIS in 2009 as a senior equity researcher.

Michael Swell - Managing Director and Co-Head Global Lead Portfolio Management of GSAM. Mr. Swell is the co-head of the Portfolio Managers within the Global Fixed Income team at GSAM. In this role, he is responsible for co-leading the global team of portfolio managers with risk management oversight and responsible for each mandate on behalf of our clients. Mr. Swell joined GSAM in 2007 as a managing director and head of Structured Products.

Dennis Walsh - Vice President of GSAM. Mr. Walsh joined the Quantitative Investment Strategies group in July 2009. He is the co-head of research for the Equity team, and is the lead portfolio manager for US and Emerging Market accounts. Prior to these roles, he performed extensive research on equity alpha signals and global stock selection models. Mr. Walsh originally joined the firm in 2005 as a Senior Developer within the Global Investment Research division.

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HOW SHARES ARE PRICED

The public offering price and Net Asset Value ("NAV") of Portfolio shares are determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining the aggregate market value of all assets of a Portfolio less its liabilities divided by the total number of the Portfolio's shares outstanding, on a per-class basis ((Asset minus liabilities)/number of shares=NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the per-class expenses and fees of a Portfolio, including investment advisory, administration, and distribution fees, if any, which are accrued daily. The determination of NAV of a Portfolio for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Portfolio (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, securities are valued each day at the last quoted sales price on each security's principal exchange. Securities traded or dealt in on one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. In these cases, the Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly.

The Portfolios may use independent pricing services to assist in calculating the value of each Portfolio's securities. With respect to foreign securities that are primarily listed on foreign exchanges or that may trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio's holdings may change on days when you may not be able to buy or sell Portfolio shares. In computing the NAV of the Portfolio, the Adviser values foreign securities held by the Portfolio, if any, at the latest

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closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the investment portfolio occur before the Portfolio prices its shares, the security will be valued at fair value. For example, if trading in a security is halted and does not resume before the Portfolio calculates its NAV, the Adviser may need to price the security using the Portfolio's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Portfolio's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Portfolio's NAV by short-term traders.

With respect to any portion of a Portfolio's assets that is invested in one or more open-end management investment companies that are registered under the 1940 Act (mutual funds), the Portfolio's net asset value is calculated based upon the net asset values of the mutual funds in which the Portfolio invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE AND REDEEM SHARES

As described earlier in this Prospectus, shares of each Portfolio are intended to be sold to certain insurance company separate accounts. You and other purchasers of variable annuity and variable life insurance contracts will not own shares of a Portfolio directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable contracts. All investments in a Portfolio are credited to the shareholder's account in the form of full or fractional shares of the Portfolio. The Portfolios do not issue share certificates. Separate accounts may redeem shares to make benefit or surrender payments to you and other purchasers of variable contracts or for other reasons described in the separate account prospectus that you received when you purchased your variable contract. Redemptions are processed on any day on which the Portfolios are open for business.

When Orders are Processed

Shares of the Portfolios are sold and redeemed at their current NAV per share without the imposition of any sales commission or redemption charge, although certain sales and other charges may apply to the variable contracts. These charges are described in the applicable product prospectus. Requests to purchase and sell shares are processed at the NAV next calculated after the request is received by the insurance company, in good order. All requests received in good order, which typically requires an account number and other identifying information, before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open will be executed on that same day. Requests received after the close of regular trading on the NYSE, or on any day the NYSE is closed, will be processed on the next business day.

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is the insurance company is responsible for properly transmitting purchase orders and federal funds to a Portfolio.

The USA PATRIOT Act requires financial institutions, including the Portfolios, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required by the insurance company issuing your variable product to supply certain information, such as your full name, date of birth, social security number and permanent street address. This information will assist them in verifying your identity. As required by law, the insurance company issuing your variable product may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

TAX CONSEQUENCES

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). If so qualified, a Portfolio generally is not subject to federal income tax on that part of its taxable income that it distributes to the separate accounts. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains to the separate accounts.

Generally, owners of variable annuity and variable life insurance contracts are not taxed currently on income or gains by the separate accounts realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Shares of the Portfolios are offered to the separate accounts of insurance companies. Separate accounts are insurance company separate accounts that fund the variable contracts. Under the Code, the insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable contracts. In order for shareholders to receive the favorable tax treatment available to holders of variable contracts, the separate accounts, as well as the Portfolio, must meet certain diversification requirements. If a Portfolio does not meet such requirements, income allocable to the contracts would be taxable currently to the holders of such contracts. The diversification requirements are discussed below.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each Portfolio. Each Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on a Portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as

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permitted by "safe harbor" rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer. If a Portfolio does not satisfy the section 817(h) requirements, income on the variable contracts may become currently taxable to the contract holders. See the prospectuses for the policies and variable contracts.

For a more complete discussion of the taxation of the insurance company and the separate accounts, as well as the tax treatment of the variable contracts and the holders thereof, see the prospectus for the applicable variable contract.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisors for more information.

DESCRIPTION OF SHARES

The Portfolios have issued Class I, Class II and Class III shares. Each class of shares is designed to meet different investor needs. Class I shares are offered at NAV, without an initial sales charge or a contingent deferred sales charge (“CDSC”) and are not subject to an asset based fee assessed pursuant to a Plan pursuant to Rule 12b-1 (a “12b-1 Fee”). Class II shares are offered at NAV, without an initial sales charge or a CDSC, but are subject to a 12b-1 Fee of up to 0.25%. Class III shares are offered at NAV, without an initial sales charge or a CDSC, but are subject to a 12b-1 Fee of up to 0.15%.

Please refer to your variable contract prospectus for information regarding how to invest in an investment option corresponding to a class of shares of a Portfolio.

DIVIDENDS AND DISTRIBUTIONS

All dividends are distributed to the separate accounts on an annual basis and will be automatically reinvested in each Portfolio's shares unless an election is made on behalf of a separate account or other shareholder to receive some or all of the dividends in cash. Dividends are not taxable as current income to you or other purchasers of variable contracts.

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FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

Each Portfolio discourages and does not accommodate market timing. Frequent trading into and out of a Portfolio can harm contract holders by disrupting the Portfolio's investment strategies, increasing Portfolio expenses, decreasing tax efficiency and diluting the value of shares held by long-term contract holders. Each Portfolio that invests in Underlying Funds or ETFs that hold foreign securities is at greater risk of market timing because the Underlying Fund or ETF holding foreign securities may, itself, be subject to time zone market timing because of differences between hours of trading between U.S. and foreign exchanges. Each Portfolio is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Portfolios' Board has approved policies that seek to curb these disruptive activities while recognizing that contract holders may have a legitimate need to adjust their Portfolio investments as their financial needs or circumstances change.

Each Portfolio reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when a shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Portfolios nor the Adviser, nor sub-advisers will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may request that an insurance company also bar an investor who has violated these policies (and the investor's financial adviser) from opening new accounts with a Portfolio.

Because purchase and sale transactions are submitted to a Portfolio on an aggregated basis by the insurance company issuing the variable contract, the Portfolio is not able to identify market timing transactions by individual variable contract. Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions. The Portfolio, therefore, has to rely upon the insurance company to police restrictions in the variable contracts or according to the insurance company's administrative policies. Each Portfolio has entered into an information sharing agreement with the insurance company.  Under this agreement, the insurance company is obligated to (i) furnish each Portfolio, upon its request, with information regarding contract holder trading activities in shares of the Portfolio; and (ii) restrict or prohibit further purchases of a Portfolio’s shares by a contract holder that has been identified by the Portfolio as having engaged in transactions that violate the Portfolio’s policies.

Each Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved. When information regarding transactions in a Portfolio's shares is requested by the Portfolio and such information is in the possession of a person that is itself a financial intermediary to the insurance company (an "indirect intermediary"), the insurance company is obligated to obtain transaction information from the indirect intermediary or, if directed by the Portfolio, to restrict or prohibit the indirect intermediary from purchasing shares of the Portfolio on behalf of the contract or

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policy owner or any other persons. The Portfolios will seek to apply these policies as uniformly as practicable. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts because information about trading is received on a delayed basis and there can be no assurances that a Portfolio will be able to do so. In addition, the right of an owner of a variable product to transfer among sub-accounts is governed by a contract between the insurance company and the owner. Many of these contracts limit the number of transfers that a contract owner may make among the available investment options. The terms of these contracts, the presence of financial intermediaries (including the insurance company) between a Portfolio and the contract and policy holders and other factors such as state insurance laws may limit the Portfolio's ability to deter market timing. Multiple tiers of such financial intermediaries may further compound a Portfolio's difficulty in deterring such market timing activities. Variable contract holders should consult the prospectus for their variable contract for additional information on contract level restrictions relating to market timing.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC is the distributor for the shares of the Portfolios. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Portfolios are offered on a continuous basis.

Distribution Fees: Each Portfolio has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 (the "Plan") under the 1940 Act with respect to the sale and distribution of Class II and Class III shares of each Portfolio. Shareholders of Class II shares of a Portfolio pay annual 12b-1 expenses of up to 0.25%. Shareholders of Class III shares of a Portfolio pay annual 12b-1 expenses of up to 0.15%. A portion of the fee payable pursuant to the Plan, equal to up to 0.25% or 0.15% of the average daily net assets of Class II or Class III shares of a Portfolio, respectively, may be characterized as a service fee as such term is defined under Rule 2830 of the FINRA Conduct Rules. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

The Portfolios' distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Portfolio shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of each Portfolio's shares to other than current contract holders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

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Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries: The Portfolios' distributor, its affiliates, and the Portfolios' Adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to various insurance companies for the sale of Portfolio shares and/or other services. These payments may create a conflict of interest by influencing the insurance company and your salesperson to recommend a variable contract and the Portfolio over another investment. These payments may be in addition to the Rule 12b-1 fees that are disclosed elsewhere in this Prospectus. These payments are generally made to insurance companies that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and management representatives, inclusion of a Portfolio on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where an insurance company provides shareholder services to Portfolio contract holders. The distributor may, from time to time, provide promotional incentives to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Portfolios mail only one copy of the Summary Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-877-881-7735 on days the Portfolios are open for business or contact your financial institution. The Portfolios will begin sending you individual copies thirty days after receiving your request.

VOTING AND MEETINGS

The insurance company that issues of your variable contract will solicit voting instructions from you and other purchasers of variable contracts with respect to any matters that are presented to a vote of shareholders. The insurance company may be required to vote on a proportional basis, which means that for shares outstanding for which it receives no instructions, the insurance company will vote those shares in the same proportion as the shares for which it did receive instructions (either for or against a proposal). To the extent the insurance company is required to vote the total Portfolio shares held in its separate accounts on a proportional basis, it is possible that a small number of variable contract owners would be able to determine the outcome of a matter. Each Portfolio will vote separately on matters relating solely to that Portfolio or which affects that Portfolio differently. However, all shareholders will have equal voting rights on matters that affect all Portfolios equally. Shareholders shall be entitled to one vote for each share held.

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The Portfolios do not hold annual meetings of shareholders but may hold special meetings. Special meetings are held, for example, to elect or remove Trustees, change a Portfolio's fundamental investment policies, or approve an investment advisory contract. Unless required otherwise by applicable laws, one third of the outstanding shares constitute a quorum (or one third of a Portfolio or class if the matter relates only to the Portfolio or class).

FINANCIAL HIGHLIGHTS

The Portfolios have not yet commenced operations and, therefore, have not yet produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the Portfolios’ Annual or Semi-Annual Report without charge by calling the Portfolios at 1-877-881-7735.

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[INSERT PRIVACY POLICY]

Adviser	Forethought Investment Advisors, LLC 300 North Meridian Street Suite 1800 Indianapolis, Indiana 46204	Sub- Adviser	BlackRock Investment Management, LLC 1 University Square, Princeton, NJ 08536
Sub-Adviser	Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, Nebraska 68130
Custodian	MUFG Union Bank, N.A. 400 California Street San Francisco, CA 94104	Administrator, Transfer Agent and Fund Accountant	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
Legal Counsel	Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110	Independent Registered Public Accounting Firm	McGladrey LLP 555 Seventeenth Street, Suite 1000 Denver, Colorado 80202

Additional information about the Portfolios is included in the Portfolios' Statement of Additional Information dated [ ] (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Trust's policies and management. Additional information about the Portfolios’ investments will also be available in the Portfolios’ Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI and, when issued, the Annual and Semi-Annual Reports to Shareholders, or make general inquiries about the Portfolios by calling the Portfolios (toll-free) at 1-877-881-7735, or by writing to:

FVIT Portfolios

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Information is also available at www.Forethought.com.

You may review and obtain copies of the Portfolios' information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

Investment Company Act File # 811-22865

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus.

Statement of Additional Information

[ ], 2016

FVIT BlackRock Allocation Portfolio

FVIT BlackRock Disciplined Core Portfolio

FVIT BlackRock Disciplined Growth Portfolio

FVIT BlackRock Disciplined International Core Portfolio

FVIT BlackRock Disciplined Mid Cap Growth Portfolio

FVIT BlackRock Disciplined Small Cap Portfolio

FVIT BlackRock Disciplined U.S. Core Portfolio

FVIT BlackRock Disciplined Value Portfolio

FVIT BlackRock High Yield Portfolio

FVIT Goldman Sachs Core Fixed Income Portfolio

FVIT Goldman Sachs Global Equity Insights Portfolio

FVIT Goldman Sachs Large Cap Growth Insights Portfolio

FVIT Goldman Sachs Mid Cap Value Insights Portfolio

Class I, II and III shares

Each a series of the Forethought Variable Insurance Trust

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus of the FVIT BlackRock Allocation Portfolio, FVIT BlackRock Disciplined Core Portfolio, FVIT BlackRock Disciplined Growth Portfolio, FVIT BlackRock Disciplined International Core Portfolio, FVIT BlackRock Disciplined Mid Cap Growth Portfolio, FVIT BlackRock Disciplined Small Cap Portfolio, FVIT BlackRock U.S. Core Portfolio, FVIT BlackRock Disciplined Value Portfolio, FVIT BlackRock High Yield Portfolio, FVIT BlackRock U.S. Core Portfolio, FVIT Goldman Sachs Core Fixed Income Portfolio, FVIT Goldman Sachs Global Equity Insights Portfolio, FVIT Goldman Sachs Large Cap Growth Insights Portfolio and FVIT Goldman Sachs Mid Cap Value Insights Portfolio (individually a “Portfolio,”

collectively the “Portfolios”) dated [ ], 2016. The Prospectus may be obtained without charge by contacting the Portfolios’ Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or by calling 1-877-881-7735.

THE PORTFOLIOS	1
TYPES OF INVESTMENTS	2
INVESTMENT RESTRICTIONS	40
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	42
MANAGEMENT	44
CONTROL PERSONS AND PRINCIPAL HOLDERS	51
INVESTMENT ADVISER AND SUB-ADVISERS	51
DISTRIBUTION AND SHAREHOLDER SERVICES PLAN	57
PORTFOLIO MANAGERS	59
ALLOCATION OF PORTFOLIO BROKERAGE	68
PORTFOLIO TURNOVER	69
OTHER SERVICE PROVIDERS	69
DESCRIPTION OF SHARES	71
ANTI-MONEY LAUNDERING PROGRAM	72
PURCHASE, REDEMPTION AND PRICING OF SHARES	73
TAX STATUS	77
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	79
LEGAL COUNSEL	79
FINANCIAL STATEMENTS	79
APPENDIX A - DESCRIPTION OF BOND RATINGS	80
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES	85

THE PORTFOLIOS

The FVIT BlackRock Allocation Portfolio, FVIT BlackRock Disciplined Core Portfolio, FVIT BlackRock Disciplined Growth Portfolio, FVIT BlackRock Disciplined International Core Portfolio, FVIT BlackRock Disciplined Mid Cap Growth Portfolio, FVIT BlackRock Disciplined Small Cap Portfolio, FVIT BlackRock U.S. Core Portfolio, FVIT BlackRock Disciplined Value Portfolio, FVIT BlackRock High Yield Portfolio (individually a “FVIT BlackRock Portfolio,” collectively the “FVIT BlackRock Portfolios”), FVIT Goldman Sachs Core Fixed Income Portfolio, FVIT Goldman Sachs Global Equity Insights Portfolio, FVIT Goldman Sachs Large Cap Growth Insights Portfolio and FVIT Goldman Sachs Mid Cap Value Insights Portfolio (individually a “FVIT Goldman Sachs Portfolio,” collectively the “FVIT Goldman Sachs Portfolios”) comprise 13 series of Forethought Variable Insurance Trust, a Delaware statutory trust organized on June 17, 2013 (the “Trust”). Each Portfolio is managed by Forethought Investment Advisors, LLC (the “Adviser”). Each FVIT BlackRock Portfolio is sub-advised by BlackRock Investment Management, LLC (“BlackRock” or a “Sub-Adviser”). Each FVIT Goldman Sachs Portfolio is sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM” or a “Sub-Adviser,” together with BlackRock, the “Sub-Advisers”).

The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Portfolios may issue an unlimited number of shares of beneficial interest in one or more classes. All shares of a Portfolio have equal rights and privileges. Each share of a Portfolio is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Portfolio is entitled to participate equally with other shares on a per class basis (i) in dividends and distributions declared by the Portfolio and (ii) on liquidation of its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Portfolios are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Portfolios’ investment objectives, restrictions and policies are more fully described here and in the Portfolios’ Prospectus. The Board may organize other series and offer shares of a new fund under the Trust at any time. FVIT BlackRock Allocation Portfolio is a non-diversified series of the Trust, all other Portfolios named in this SAI are diversified.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the federal securities laws.

The Portfolios’ shares are offered on a continuous basis to separate accounts of variable annuity and variable life insurance products offered by various insurance companies.

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For a description of the methods used to determine the share price and value of the Portfolios’ assets, see “How Shares are Priced” in the Portfolios’ Prospectus and “Purchase, Redemption and Pricing of Shares” in this Statement of Additional Information.

TYPES OF INVESTMENTS

The investment objective of each Portfolio and a description of its principal investment strategies are set forth under “Risk/Return Summary” in the Portfolios’ Prospectus. Each Portfolio’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Portfolio.

The following pages contain more detailed information about the types of instruments in which a Portfolio may invest provided the investments are consistent with the Portfolio’s investment objectives and policies. References to a Portfolio’s investment in a particular instrument include direct investments and indirect investments through Underlying Funds and exchange-traded funds (“ETFs”), as applicable.

Equity Securities

General. Equity securities in which a Portfolio may invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options, and rights or equity interests in trusts, partnerships, joint ventures or similar enterprises. The Portfolios may also invest in ETFs and other investment companies that hold a portfolio of equity securities. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock. The Portfolios may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market

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value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Small Capitalization Securities. A Portfolio may invest in equity securities of companies with smaller market capitalizations. Small capitalization securities are often less marketable than securities of larger or more well-established companies because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. In addition, small market capitalization stocks are subject to increased price volatility and may be more vulnerable to adverse business and economic developments.

Convertible Securities. A convertible security is generally a debt obligation, preferred stock or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the security, or upon a predetermined event. A convertible security typically provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a traditional fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar non-convertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent non-convertible securities. There is no guarantee that the Portfolio will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company’s common stock, but may be subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through, the issuing investment bank. However, the common stock received upon conversion is of a company other than the investment bank or

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sponsor. The issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer.

Enhanced convertible securities. In addition to “plain vanilla” convertible securities, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these features include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer’s perspective, enhanced structures are designed to meet balance sheet criteria, maximize interest/dividend payment deductibility and reduce equity dilution. Examples of enhanced convertible securities include mandatory convertible securities, convertible trust preferred securities, exchangeable securities, and zero coupon and deep discount convertible bonds.

Convertible preferred stock. A convertible preferred stock is usually treated like a preferred stock for the Portfolio’s financial reporting, credit rating and investment policies and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase the Portfolio’s exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Convertible Security Risks. An investment in a convertible security may involve risks. The Portfolio may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Portfolio’s ability to dispose of a security when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Portfolio to obtain market quotations based on actual trades for purposes of valuing the Portfolio’s portfolio. Although the Portfolio intends to acquire convertible securities that the investment manager considers to be liquid (i.e., those securities that the investment manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for the Portfolio. The Portfolio will also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Portfolio to obtain timely market quotations based on actual trades for convertible securities. Convertible securities may have low credit ratings, which generally correspond with higher credit risk to an investor like the Portfolio. The Portfolios may invest in convertible securities with no minimum credit rating.

Warrants. The Portfolios may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market

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price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts. Many securities of foreign issuers are represented by American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively, depositary receipts). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Portfolio will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer’s country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts and generally bears the costs of the facility. In unsponsored programs, the issuer may not be directly involved in the creation of the program and holders generally bear the costs of the facility. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. An unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Portfolio’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Portfolio will be exposed to additional credit risk. Many of the risks described below regarding foreign securities apply to investments in depositary receipts.

Initial Public Offerings. A Portfolio may invest in initial public offerings (“IPOs”) of equity securities. Investments in companies that have recently gone public have the potential to

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produce substantial gains for a Portfolio. However, there is no assurance that a Portfolio will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Portfolio is able to do so. In addition, as a Portfolio increases in size, the impact of IPOs on the Portfolio’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Foreign Securities

General. The Portfolios may invest directly in foreign securities and in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Portfolios by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Portfolios held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Portfolio’s currency exchange transactions do not fully protect the Portfolio against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Portfolio will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Portfolios’ assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Portfolio invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Portfolio’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Foreign Currency Transactions

A Portfolio that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options, and

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may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). A Portfolio may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Portfolio also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Portfolio against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards may be used primarily to adjust the foreign exchange exposure of a Portfolio with a view to protecting the outlook, and a Portfolio may be expected to enter into such contracts under the following circumstances:

Lock In. When a Portfolio seeks to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Portfolio wants to eliminate substantially all of the risk of owning a particular currency, and/or if the relevant Sub-Adviser thinks a Portfolio can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

Proxy Hedge. A relevant Sub-Adviser may choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

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Costs of Hedging. If a Portfolio purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Portfolio’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Portfolio’s net asset value per share. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Portfolio may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the relevant Sub-Adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Portfolio in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Portfolio will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder. Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and the Securities and Exchange Commission (“SEC”), many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared. These changes are expected to reduce counterparty risk as compared to bi-laterally negotiated contracts. Certain Portfolios may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, a Portfolio may be required to limit its gains from hedging in foreign currency forwards, futures, and options. Although a Portfolio is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Portfolio and could affect whether dividends paid by a Portfolio are classified as capital gains or ordinary income.

Emerging Markets Securities. The Portfolios may invest directly in and purchase ETFs and other mutual funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include, but are not limited to: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions

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on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolios. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

In addition, the United States and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of portfolio holdings. For example, a Portfolio may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Portfolio to freeze its existing investments in companies located in certain countries, prohibiting the Portfolio from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.

Subscription Rights. Foreign corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price below the market price of the shares. The failure to exercise such rights would result in dilution of the Portfolio’s interest in the issuing company. Nothing in this Statement of Additional Information shall be deemed to prohibit the Portfolio from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Portfolio by the issuer, except that no such purchase may be made if, as a result, a diversified Portfolio would no longer be a diversified investment company as defined in the 1940 Act.

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Investment Companies

General. A Portfolio may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and ETFs (also referred to as “Underlying Funds”). The 1940 Act generally provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the “5% Limit”); and (3) invest more than 10% of its assets in investment companies overall (the “10% Limit”), unless: (i) the underlying investment company and/or the Portfolio has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Portfolio take appropriate steps to comply with any conditions in such order.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Portfolio may hold securities distributed by an Underlying Fund until the Adviser or relevant Sub-Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of each Portfolio and its Adviser and the relevant Sub-Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Portfolio without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by a Portfolio may cause shareholders to indirectly bear fees charged by the Underlying Funds.

Reliance on Section 12(d)(1)(F) of the 1940 Act. In addition, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to a Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Each Portfolio (or the Adviser acting on behalf of the Portfolio) must comply with the following voting restrictions when relying on Section 12(d)(1)(F): when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.

Further, each Portfolio that relies on Section 12(d)(1)(F) may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the

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acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for funds of funds.

Pursuant to Section 12(d)(1)(F), each Portfolio and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund. Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Portfolio’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that may not have been its first preference. The 1940 Act also provides that an Underlying Fund whose shares are purchased by a Portfolio will be obligated to redeem shares held by the Portfolio only in an amount up to 1% of the Underlying Fund’s outstanding securities during any period of less than 30 days. Shares held by a Portfolio in excess of 1% of an Underlying Fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Portfolio’s total assets.

Reliance on Exemptive Relief

The Trust and Adviser received exemptive relief from the SEC that permits each Portfolio to acquire shares of unaffiliated, registered investment companies and unaffiliated unit investment trusts (“UITs”) in excess of the limits imposed by the 1940 Act, subject to certain terms and conditions set forth in the exemptive relief and pursuant to a contractual arrangement between the Portfolios and the Underlying Fund. The relief also permits such investment companies and UITs, their principal underwriters and any registered broker or dealer to sell shares of the investment companies and UITs to the Portfolios in excess of the limitations in the 1940 Act. A Portfolio may rely on this exemptive order to invest in an Underlying Fund.

With respect to the Portfolios’ investment in ETFs, many ETFs have obtained exemptive relief from the SEC which permits funds to invest in such ETFs in excess of the limits imposed by the 1940 Act, subject to certain terms and conditions set forth in the exemptive order and pursuant to a contractual arrangement between the ETF and the investing fund. A Portfolio may rely on those exemptive orders to invest in ETFs.

Closed-End Investment Companies. A Portfolio may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, NYSE MKT LLC (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Portfolios), investors seek to buy and sell shares of closed-end funds in the secondary market.

Each Portfolio generally will purchase shares of closed-end funds only in the secondary market. A Portfolio will incur normal brokerage costs on such purchases similar to the expenses the Portfolio would incur for the purchase of securities of any other type of issuer in the

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secondary market. The Portfolio may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser or relevant Sub-Adviser, as applicable, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Portfolio purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

Each Portfolio may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Portfolio will ever decrease. In fact, it is possible that this market discount may increase and the Portfolio may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Portfolio’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Portfolio at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Portfolio.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. Each Portfolio’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to take long and short positions, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts. An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index. The Portfolios may use ETFs as part of an overall investment strategy and as part of a hedging strategy. To offset the risk of declining security prices, each Portfolio may invest in inverse ETFs. Inverse ETFs are funds designed to rise in price when stock prices are falling. Additionally, inverse ETFs may employ leverage which magnifies the changes in the underlying stock index upon which they are based. Inverse ETF index funds seek to provide investment results that will match a certain

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percentage of the inverse of the performance of a specific benchmark on a daily basis. For example, if an inverse ETF’s current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 10%). ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. Although the Portfolios, like most other investors in ETFs, typically purchase and sell ETF shares primarily in the secondary market, the Portfolios may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if Adviser or Sub-Adviser believes it is in the Portfolio’s best interest to do so. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that ETFs in which the Portfolios invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Portfolios intend to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Portfolios believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent a Portfolio invests in a sector product, the Portfolio is subject to the risks associated with that sector.

Each Portfolio could also purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to a Portfolio. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by a Portfolio. As a result, your cost of investing in a Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Portfolio’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate holdings at the most optimal time, adversely affecting a Portfolio’s performance.

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Exchange-Traded Notes. Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Portfolio’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Portfolio may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.

Debt Securities Investing Risk

The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage-related securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Portfolios are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolios (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

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Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Portfolios.

At times, some of the mortgage-backed securities in which the Portfolios may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Portfolios to experience a loss equal to any unamortized premium.

High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” including those bonds rated lower than (“BBB- ” by Standard & Poor’s Ratings Services and Fitch, “Baa3” by Moody’s, or “BBBL” by Dominion) or (“BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s)), or are unrated, may be deemed speculative and may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

In particular, high yield securities are often issued by smaller, less creditworthy countries and companies or by highly leveraged (indebted) countries and companies, which are generally less able than more financially stable countries and companies to make scheduled payments of interest and principal.

Certificates of Deposit and Bankers’ Acceptances. The Portfolios may invest in certificates of deposit, including floating and variable rate certificates of deposit, and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. The full amount of the Portfolios’ investment in certificates of deposit may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the Federal Deposit Insurance Corporation (“FDIC”).

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Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. The Portfolios may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time and Savings Deposits and Variable Rate Notes. A Portfolio may invest in fixed time deposits, whether or not subject to withdrawal penalties. Time deposits are non-negotiable deposits that are held in a banking institution for a specified period of time at a stated interest rate. Savings deposits are deposits that do not have a specified maturity and may be withdrawn by the depositor at any time. Bankers’ acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers’ acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity. The full amount of the Portfolio’s investment in time deposits and savings deposits may not be guaranteed against losses resulting from the default of the commercial or savings bank or other institution insured by the FDIC.

The commercial paper obligations, which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. Such Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Portfolios’ Adviser or relevant Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to each Portfolio’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations. The Portfolios may invest in insured bank obligations. The FDIC insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Portfolios may purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest

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together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Portfolios may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The value of TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Securities. These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association). On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan

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associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the relevant Sub-Adviser determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-related securities or any other assets which in the relevant Sub-Adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or

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other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates. Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

A Portfolio may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Portfolio) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Portfolio) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

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Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the industry concentration restrictions that a Portfolio may be subject to, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”). Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages. The relevant Sub-Adviser may seek to manage the portion of a Portfolio’s assets committed to privately issued mortgage-related securities in a manner consistent with the Portfolio’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, the relevant Sub-Adviser will consider a number of factors. These include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien - Jumbo/Prime, First Lien - Alt-A, First Lien - Subprime, First Lien - Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

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In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class passthrough certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Portfolio's investment objectives and policies, a relevant Sub-Adviser may invest in various tranches of CMO bonds, including support bonds.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S.

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Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence. There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA. Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful

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review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

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Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Treasury.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Portfolios may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Portfolios, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Portfolios may invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Portfolios invest may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolios invest to be shorter than the maturities stated in the underlying mortgages.

Collateralized Bond Obligations, Collateralized Loan Obligations and other Collateralized Debt Obligations. A Portfolio may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior

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unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by a Portfolio as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and a Portfolio’s Prospectus, CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that a Portfolio may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Real Estate Securities and Related Derivatives

A Portfolio may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in

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direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate. Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Bank Loans

Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). The Portfolios may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). The Portfolios consider these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Portfolio having a contractual relationship only with the Lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Portfolio’s manager to be creditworthy. When the Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Portfolio may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby the Portfolio would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” below.

The Portfolios may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Portfolio anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Portfolio’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Portfolio’s manager that an adequate trading market

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exists for these securities. To the extent that liquid Assignments and Participations that a Portfolio holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Portfolio’s assets invested in illiquid assets would increase.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Portfolio may not recover its investment or recovery may be delayed.

The Loans in which the Portfolio may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Securities Options

The Portfolios may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are

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based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100® Index. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil Index or the Standard & Poor’s Technology Select Sector Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, NYSE MKT LLC and the NASDAQ OMX PHLX (formerly, the Philadelphia Stock Exchange).

A Portfolio’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Portfolio’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received for the original option, in which event the Portfolio will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Portfolio expires unexercised on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction and the premium paid is greater than the premium received for such option, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Portfolio is exercised, and the proceeds of the sale are greater than the premium originally received, the Portfolio will realize a loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to

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discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Portfolios of options on stock indices will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Portfolio’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Portfolio. Inasmuch as a Portfolio’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Portfolio bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Portfolio’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Portfolio.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Portfolio is unable to close out a call option on securities that it has written before the option is exercised, the Portfolio may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Portfolio is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Portfolio has purchased) may require the Portfolio to deliver securities or make a payment to another party. A Portfolio will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Portfolios will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Portfolios will segregate assets to cover transactions in which the Portfolios write or sell options.

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Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio’s assets to cover or segregated accounts could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts. The Portfolios may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options. The Portfolios may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Portfolio might look to a clearing corporation to exercise exchange-traded options, if the Portfolio were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Portfolio may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Portfolio writes a dealer option, the Portfolio may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Portfolio originally wrote the option. While the Portfolios will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Portfolios, there can be no assurance that the Portfolios will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Portfolio, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Portfolio may be unable to liquidate a dealer option. With respect to options written by a Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because a Portfolio must maintain a secured position with respect to any call option on a security it writes, the Portfolio may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Portfolio’s ability to sell portfolio securities at a time when such sale might be advantageous.

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The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Portfolios may treat the cover used for written dealer options as liquid if the dealer agrees that the Portfolios may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolios will treat dealer options as subject to the Portfolios’ limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Portfolios will change its treatment of such instruments accordingly.

Structured Products

A Portfolio may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil. Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of a Portfolio.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative

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instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Portfolio will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator.

Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Portfolio invests in these notes and securities, however, the relevant Sub-Adviser analyzes these notes and securities in its overall assessment of the effective duration of the Portfolio’s holdings in an effort to monitor the Portfolio’s interest rate risk. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act.

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As a result, the Portfolio's investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Spread Transactions

The Portfolios may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Portfolio the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to the Portfolios, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Portfolios may enter into repurchase agreements. In a repurchase agreement, an investor purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser or relevant Sub-Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Portfolio on repurchase. In either case, the income to the Portfolio generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Portfolios to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible declines in the value of the underlying security while the Portfolio is seeking to enforce its rights under a repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and initial and variation margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or

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purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Portfolio purchases or sells a security, no price would be paid or received by the Portfolio upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Portfolio’s open positions in futures contracts, the Portfolio would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Each Portfolio expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If a Portfolio sells a futures contract and the offsetting purchase price is less than the original sale price, a Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if a Portfolio purchases a futures contract and the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realized a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK FTSE 100 Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

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When-Issued, Forward Commitments and Delayed Settlements. The Portfolios may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Portfolio may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Portfolio’s commitment. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Portfolios do not intend to engage in these transactions for speculative purposes but only in furtherance of their respective investment objectives. Because a Portfolio will segregate liquid assets to satisfy its purchase commitments in the manner described, the Portfolio’s liquidity and the ability of the Portfolio’s Adviser or relevant Sub-Adviser to manage them may be affected in the event the Portfolio’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Portfolios will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss. When a Portfolio engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. A Portfolio does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

Each Portfolio may invest up to 15% of its net assets in illiquid securities. If illiquid investments ever exceed 15% of a Portfolio’s net assets, the Portfolio will consider taking means to reduce its holdings of illiquid investments back down to 15% or less. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. A security is illiquid if it cannot be disposed of within seven days in the

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ordinary course of business at approximately the amount at which the Portfolio has valued such security.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Portfolios might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Portfolios might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL market system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by FINRA.

Under guidelines adopted by the Trust’s Board, the Adviser of the Portfolios may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the 1933 Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Portfolio’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

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Lending Portfolio Securities

For the purpose of achieving income, a Portfolio may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Portfolio may at any time call the loan and obtain the return of securities loaned, (3) the Portfolio will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Portfolio.

Short Sales

The Portfolios may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio cover its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A Portfolio does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Portfolio’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Portfolio contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Swap Agreements

The Portfolios may enter into interest rate, index, currency exchange rate or other types of swap agreements in an attempt to obtain a particular desired return at a lower cost to a

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Portfolio than if it had invested directly in an instrument that yielded that desired return. Over-the-counter (“OTC”) swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a hypothetical amount on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). For OTC swaps, any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Portfolio’s portfolio. For centrally-cleared swaps, the Portfolio will make an initial margin payment and subsequent variation margin payments to its broker similar to the futures trading context described above.

Whether a Portfolio’s use of swap agreements enhances the Portfolio’s total return will depend on the Adviser’s or relevant Sub-Adviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because OTC swaps are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Exchange-trading of swaps is intended to make them more liquid, but there is no guarantee that they can be considered liquid for 1940 Act purposes. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or central clearing counterparty, as applicable. The Adviser or relevant Sub-Adviser will cause the Portfolios to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolios’ repurchase agreement guidelines. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolios’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain Investment Techniques and Derivatives Risk

When the Adviser or a relevant Sub-Adviser uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in a Portfolio may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Portfolios, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Portfolios. Derivatives are used to limit risk in the Portfolios or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction

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that the Adviser or relevant Sub-Adviser anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Portfolio worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Master Limited Partnerships. Securities of master limited partnerships (“MLPs”) are listed and traded on U.S. securities exchanges. The value of an MLP fluctuates predominately based on its financial performance, as well as changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.

Portfolio Turnover

The FVIT BlackRock High Yield Portfolio and the FVIT Goldman Sachs Portfolios may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of the Portfolio may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Portfolio to receive favorable tax treatment. The Portfolio is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. It can change from year to year without notice.

Temporary Defensive Positions

To respond to adverse market, economic, political or other conditions, a Portfolio may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. The Portfolios may be invested in these instruments for extended periods, depending on the Adviser’s assessment of market conditions. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase

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agreements. While a Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Portfolio invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Portfolio would bear its pro-rata portion of such money market funds’ advisory fees and operational fees. A Portfolio may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Operational Risks

An investment in a Portfolio, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While the Portfolios seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Portfolio.  In addition, as the use of technology increases, a Portfolio may be more susceptible to operational risks through breaches in cyber security.  A breach in cyber security refers to both intentional and unintentional events that may cause a Portfolio to lose proprietary information, suffer data corruption, or operational capacity.  As a result, a Portfolio may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Portfolio’s third party service providers or issuers in which a Portfolio invests may also subject a Portfolio to many of the same risks associated with direct cyber security breaches.

Regulation as a Commodity Pool Operator

[The Adviser, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to each Portfolio’s operations. Accordingly, the Adviser and the Portfolios will not be subject to registration or regulation as CPOs.]

INVESTMENT RESTRICTIONS

The Portfolios have adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the relevant Portfolio which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Portfolio represented at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Portfolio.

If a restriction on a Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Portfolio’s assets invested in certain securities or other instruments, or change in average duration of the Portfolio’s investment portfolio, resulting from changes in the value of the Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

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Unless otherwise indicated, all fundamental and non-fundamental investment restrictions apply on a Portfolio-by-Portfolio basis.

1.               Borrowing Money. A Portfolio will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Portfolio’s total assets at the time when the borrowing is made.

2.               Senior Securities. A Portfolio will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Portfolio, provided that the Portfolio’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.               Underwriting. A Portfolio will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Portfolios may be deemed an underwriter under certain federal securities laws.

4.               Real Estate. A Portfolio will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.               Commodities. A Portfolio will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Portfolio from purchasing or selling options or futures contracts, swaps or other financial instruments, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.               Loans. A Portfolio will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.               Concentration. A Portfolio will not invest 25% or more of its total assets in a particular industry or group of industries. A Portfolio will not invest 25% or more of its total assets in any investment company that so concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. This limitation is also not applicable to securities of other investment companies.

With respect to investment restriction 6, a Portfolio is not restricted from holding loans as collateral or otherwise owning loans for investment purposes so long as the Portfolio abides by its investment objectives, investment restrictions and all 1940 Act requirements.

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THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF EACH PORTFOLIO. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

8.               Pledging. A Portfolio will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Portfolio except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

9.               Borrowing. A Portfolio will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

10.            Margin Purchases. A Portfolio will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Portfolios for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

11.            Illiquid Investments. A Portfolio will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. If, through a change in values, net assets or other circumstances, a Portfolio was in a position where more than 15% of its net assets was invested in illiquid securities, it would consider taking means to reduce its holdings of illiquid securities back down to 15% or less.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Portfolios’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Portfolios’ shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

Each Portfolio discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, each Portfolio will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q approximately two months after the end of each quarter/semi-annual period. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Each Portfolio will post to www.geminifund.com/ForethoughtDocuments, a complete list of its portfolio holdings as of the last calendar day of each month approximately 30 days

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following the end of the month. Each Portfolio’s portfolio holdings will remain available on the website noted above at least until the next monthly update.

Under limited circumstances, as described below, the Portfolios’ holdings may be disclosed to, or known by, certain third parties in advance of their website posting or filing with the SEC on Form N-CSR or Form N-Q. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential and is prohibited from entering personal securities transactions based on the information obtained. Neither the Portfolios nor the Adviser receives any compensation or consideration in exchange for the receipt of portfolio holdings information.

•	The Adviser or Sub-Advisers. Personnel of the Adviser or Sub-Advisers, including personnel responsible for managing the Portfolios’ investment portfolios, may have full daily access to the Portfolios’ investment holdings since that information is necessary in order for the Adviser or Sub-Advisers to provide management, administrative, and investment services to the Portfolios. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, the Adviser’s or Sub-Advisers’ personnel may also release and discuss certain portfolio holdings with various broker-dealers and other trading intermediaries.
•	Gemini Fund Services, LLC is the administrator, fund accountant and transfer agent for each Portfolio; therefore, its personnel have full daily access to the Portfolios’ holdings since that information is necessary in order for it to provide the agreed-upon services for the Trust.
•	MUFG Union Bank, N.A. MUFG Union Bank, N.A. is the custodian for each Portfolio; therefore, its personnel have full daily access to each Portfolio’s holdings since that information is necessary in order for it to provide the agreed-upon services for the Trust.
•	McGladrey LLP. McGladrey LLP is the Portfolios’ independent registered public accounting firm; therefore, its personnel have access to the Portfolios’ holdings in connection with auditing of the Portfolios’ financial statements and providing assistance in connection with SEC filings.
•	Dechert LLP. Dechert LLP is counsel to the Portfolios; therefore, its personnel have access to the Portfolios’ holdings in connection with the review of the Portfolios’ annual and semi-annual shareholder reports and SEC filings and in order to provide other agreed-upon services to the Trust.
•	Forethought Life Insurance Company and Commonwealth Annuity and Life Insurance Company: The Portfolios are sold to insurance company separate accounts of Forethought Life Insurance Company and Commonwealth Annuity and Life Insurance Company. Each insurance company may request due diligence information from time to time on various aspects of each Portfolio’s holdings, to gauge and manage risk and asset class exposure and for other due diligence purposes.
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•	Rating Agencies. The Portfolios may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg in order to facilitate such rating agencies’ review of the Portfolios.
•	Global Atlantic Financial Group Limited. Global Atlantic Financial Group Limited is the ultimate parent company of the Adviser and may request due diligence information from time to time on various aspects of each Portfolio’s holdings, to gauge and manage risk and asset class exposure and for other due diligence purposes.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Portfolios from the potential misuse of holdings information by individuals or firms in possession of that information.

FVIT BlackRock Portfolios. BlackRock has ongoing arrangements to disclose non-public portfolio holdings information to Institutional Shareholder Services, which provides proxy services to BlackRock and receives portfolio holdings information in connection with the provision of those services.

The Administrator shall review initial registration statements and post-effective amendments to ensure that the disclosure referenced above is included in the Portfolios’ prospectus and continues to be accurate. The process shall be subject to review by the Chief Compliance Officer.

MANAGEMENT

Board Leadership Structure

The business of the Trust is managed under the direction of the Board in accordance with the Amended and Restated Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of five individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer and a Chief Compliance Officer. The Board has delegated day-to-day management of the affairs of the Trust to the Adviser and other service providers, but oversees the Trust’s operations and retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board meets regularly, generally at least 4 times each year, and will also hold special meetings to address matters arising between regular meetings. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Robert M. Arena, Jr. has served as the Chairman of the Board since the Trust was organized in 2013. Under the Trust’s Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including, generally, (i) setting the

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 agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Mark Garbin serves as the lead independent trustee of the Trust (“Lead Independent Trustee”). The Lead Independent Trustee’s responsibilities include liaising with management and the other Independent Trustees regarding various issues, serving as chair of meetings of the Independent Trustees and communicating with counsel, service providers and others on behalf of the Independent Trustees.

The Board has established three standing committees to facilitate the Board’s oversight of the management of the Trust: the Audit Committee, the Nominating and Governance Committee and the Valuation Committee. Each Committee is chaired by an Independent Trustee. Specifically, Joseph E. Breslin, Mitchell E. Appel and Mark Garbin serve as chair of the Audit Committee, Nominating and Governance Committee and Valuation Committee, respectively. The Board may establish other committees from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. Additional information regarding the Committees is included below.

The Trust believes that the Chairman, Lead Independent Trustee and the independent chairs of each Committee, and, as an entity, the full Board, provides effective leadership that is in the best interests of the Trust, its Portfolios and their shareholders. The Trust’s leadership structure is appropriate because it allows the Trustees to effectively oversee the Trust.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Arena and Kathleen Redgate and three Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including their: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Below is a brief description of the individual merits of each Trustee that contributed to the Board’s conclusion that the individual should serve on the Board. No one factor is determinative in assessing a Trustee’s qualifications. For additional information regarding each Trustee, please see the “Trustees and Officers” section.

Independent Trustees

Mitchell E. Appel: Mr. Appel has significant business experience in the financial services industry. He has served in a variety of executive positions with asset management firms and serves as a director to other mutual funds.

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Joseph E. Breslin: Mr. Breslin is an investment management consultant with significant experience as a financial services executive. He has served as the general counsel and chief compliance officer of registered investment advisers and serves on other fund boards. The Board has determined that his qualifications and experience make him an “audit committee financial expert.”

Mark Garbin: Mr. Garbin is an investment consultant with significant experience as a capital markets and asset management executive. He has experience in valuation and risk management matters and serves on other mutual fund boards.

Interested Trustees:

Robert M. Arena, Jr.: Mr. Arena serves as Executive Vice President of Forethought Financial Group, Managing Director of Global Atlantic Financial Group Limited and has extensive experience in the financial services industry. He has served in senior management positions focused in annuity and asset management businesses.

Kathleen Redgate: Ms. Redgate serves as Chief Administrative Officer of Global Atlantic Financial Group Limited. She has significant business and operational experience in the financial services industry.

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is c/o Forethought Investment Advisors, LLC, 300 North Meridian Street, Suite 1800, Indianapolis, Indiana 46204.

Independent Trustees

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Year of Birth: 1951	Trustee since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	[ ]	Altegris KKR Commitments Fund (since 2014); Oak Hill Advisors Mortgage Strategies Fund (Offshore) (since 2014); Two Roads Shared Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013).
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Mitchell E. Appel Year of Birth: 1970	Trustee since 2013	President, Value Line Funds (since 2008); Chief Financial Officer, Value Line, Inc. (from 2008 to 2010 and from 2005 to 2007); Chief Financial Officer, EULAV Securities (since 2008); Chief Executive Officer, EULAV Asset Management (2010); President, EULAV Securities (since 2009).	[ ]	Value Line Funds (since 2010); EULAV Asset Management (since 2010)
Joseph E. Breslin Year of Birth: 1953	Trustee since 2013	Consultant to Investment Managers (since 2009).	[ ]	BlueArc Multi-Strategy Fund (since 2014); Kinetics Mutual Funds, Inc. (since 2000); Kinetics Portfolios Trust (since 2000); Hatteras Trust (since 2004)

Interested Trustees and Officers of the Trust

Name, Address and Age	Position/ Term of Office[1]	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Robert M. Arena, Jr. Year of Birth: 1968 [2]	Trustee and President/Chief Executive Officer since 2013	Executive Vice President, Forethought Financial Group, Inc. (since 2013); Managing Director, Global Atlantic Financial Group Limited (since January 2014); President, Forethought Variable Insurance Trust (since 2013); Director and Co-President, Hartford Securities Distribution Company, Inc. (2010-2012); Executive Vice President, Global Annuity, The Hartford (2010-2012); Executive Vice President, Retail Product Management, The Hartford (2008-2010); Senior Vice President, Retail Product Management, The Hartford (2007-2008); Vice President, Individual Annuity, Product Management, The Hartford (2006-2007).	[ ]	None
Kathleen Redgate Year of Birth 1964[3]	Trustee since 2014	Chief Administrative Officer of Global Atlantic Financial Group Limited, (since 2015); Chief Operating Officer of Global Atlantic Financial Group Limited	[ ]	Epoch Securities, Inc. (since 2013); Commonwealth Annuity and Life Insurance Company
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		(2013-2015); Chief Operating Officer, GS Reinsurance Group (2006-2013); Vice President and Managing Director of Goldman Sachs (2000-2013).		(since 2015); First Allmerica Financial Life Insurance Company (since 2015)
Deborah Schunder Year of Birth: 1967	Vice President since 2014	Vice President, Investment Product Management, Forethought Life Insurance Company and Vice President of Forethought Investment Advisors, LLC (since 2013); Director of Investment Management with Forethought Life Insurance Company (2013–2013). From 2004 to 2012, Ms. Schunder was with The Hartford, where she held roles as Director, Investment Platform Management and Director, Mutual Funds.	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer/Chief Financial Officer since 2013	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014); Assistant Vice President of Fund Administration, BNY Mellon (2006-2011).	N/A	N/A
Sarah M. Patterson Year of Birth: 1976	Secretary/Chief Legal Officer since 2013	Vice President, Assistant General Counsel and Assistant Secretary, Global Atlantic Financial Group Limited (since 2014) and Forethought Financial Group, Inc. (since 2013); Assistant Vice President and Assistant General Counsel, The Hartford (2004- 2012).	N/A	N/A
James Ash Year of Birth: 1976	Assistant Secretary since 2013	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011-2012); Director of Legal Administration, Gemini Fund Services, LLC (2009-2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008-2011).	N/A	N/A
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Craig Anderson Year of Birth: 1967	Assistant Treasurer since 2013	Senior Vice President, Controller and Chief Accounting Officer, Forethought Financial Group, Inc. (since 2008); Second Vice President, National Life Group (2005-2008).	N/A	N/A
Mary Cavanaugh Year of Birth: 1951	Chief Compliance Officer since 2013	Chief Compliance Officer, Global Atlantic Financial Group Limited (since 2014); Executive Vice President, Secretary and General Counsel, Forethought Financial Group, Inc. (2006–2014); Senior Vice President and Chief Legal Officer, AIG Retirement Services (2001-2006); Executive Vice President and General Counsel, American General Retirement Services (1999-2001).	N/A	N/A

1 The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

2Mr. Arena is an interested person of the Trust because he is an officer of Forethought Investment Advisors, LLC.

3Ms. Redgate is an interested person of the Trust because she is an officer of Global Atlantic Financial Group Limited.

Audit Committee. The Board has an Audit Committee that consists solely of Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Joseph E. Breslin is Chairman of the Audit Committee. During the past fiscal year, the Audit Committee held [ ] meetings.

Nominating and Governance Committee. The Trust has a Nominating and Governance Committee, which is comprised of the independent members of the Board of Trustees. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating and Governance Committee generally will not consider shareholder nominees. During the past fiscal year, the Nominating and Governance Committee held [ ] meeting.

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Valuation Committee. The Trust has a Valuation Committee, which is comprised of the independent members of the Board of Trustees. The Valuation Committee’s responsibilities include: (1) approving and revising, as they deem appropriate, procedures used by delegates to value instruments held by each Portfolio; (2) monitoring the application of such procedures and the valuation of each Portfolio’s instruments; and (3) monitoring and ensuring compliance with the Trust’s and the Board’s obligations with respect to the valuation of the Trust’s assets under the 1940 Act and such procedures. During the past fiscal year, the Valuation Committee held [ ] meetings.

Compensation of Trustees. Effective January 1, 2015, the Trust pays each Independent Trustee $50,000, as well as reimbursement for any reasonable expenses incurred attending Trust meetings, to be paid quarterly. The retainer covers up to five in-person Board meetings and one telephonic Board meeting. Furthermore, each Independent Trustee receives an additional $5,000 for each additional in-person Board meeting and $2,500 for each additional telephonic Board meeting. Each Committee Chairman receives an additional $5,000. No “interested persons” who serve as a Trustee of the Trust will receive any compensation for their services as Trustee. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended December 31, 2015. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

Name of Trustee	Aggregate Compensation From Trust[1]	Total Compensation From Trust and Fund Complex Paid to Trustees
Mark Garbin	$[ ]	$[ ]
Mitchell E. Appel	$[ ]	$[ ]
Joseph E. Breslin	$[ ]	$[ ]
Kathleen Redgate	$ 0	$ 0
Robert M. Arena	$ 0	$ 0

1Trustees’ fees are allocated ratably to each Portfolio in the Trust.

Trustees’ Ownership of Shares in the Portfolios. As of the date of this SAI, the Trustees beneficially owned the following amounts in each Portfolio:

Name of Trustee	Dollar Range of Equity Securities in Each Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mark Garbin	None	None
Mitchell E. Appel	None	None
Joseph E. Breslin	None	None
Kathleen Redgate	None	None
Robert M. Arena	None	None

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Management Ownership

Because there were no shares outstanding as of the date of this SAI, the Trustees and officers, as a group, owned 0.00% of the Portfolios’ outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Portfolio. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

The Portfolios had no shares outstanding as of the date of this SAI.

INVESTMENT ADVISER AND SUB-ADVISERS

The Adviser of the Portfolios is Forethought Investment Advisors, LLC (the “Adviser”), located at 300 North Meridian Street, Suite 1800, Indianapolis, Indiana 46204. Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Portfolios (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Portfolios, manages the operations of the Portfolios. Forethought Financial Group, Inc. (“Forethought Financial”), a Delaware Corporation, owns 100% of the Adviser. Forethought Financial is an indirect, wholly-owned subsidiary of Global Atlantic Financial Group Limited.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of each Portfolio in accordance with applicable law and the investment objective, policies and restrictions set forth in the Portfolio’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment advisor to the Portfolios and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Portfolios in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Portfolios, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. Notwithstanding the foregoing, the Advisory Agreement provides that the Adviser may engage one or more sub-advisers to make investment decisions on its behalf for all or a portion of a Portfolio. The Adviser also provides the Portfolios with all necessary office facilities and personnel for servicing the Portfolios’ investments and compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and

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all personnel of the Portfolios or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on November 3, 2015.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Portfolios. These services include providing facilities for maintaining the Trust’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Portfolios; preparing all general shareholder communications and conducting shareholder relations; maintaining the Portfolios’ records and the registration of the Portfolios’ shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Portfolios; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The Adviser entered into a sub-advisory agreement with BlackRock on behalf of the FVIT BlackRock Portfolios and compensates BlackRock out of the investment advisory fees it receives from each of the FVIT BlackRock Portfolios. BlackRock is a wholly owned subsidiary of BlackRock, Inc.

The Adviser entered into a sub-advisory agreement with GSAM on behalf of the FVIT Goldman Sachs Portfolios and compensates GSAM out of the investment advisory fees it receives from each of the FVIT Goldman Sachs Portfolios. GSAM is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs.

The Adviser utilizes a “manager of managers” structure in which the Adviser retains sub-advisers to select investments for the Portfolios. The Trust and the Adviser were granted an exemptive order from the SEC (the “Manager of Managers Order”) that allows the Adviser to hire a new sub-adviser or sub-advisers without shareholder approval. Within 90 days after hiring any new sub-adviser, the Portfolios’ contract holders will receive information about the new sub-advisory relationship.

The following table sets forth the annual management fee rate payable by the Portfolios to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Portfolios’ average daily net assets, computed daily and payable monthly:

PORTFOLIOS	TOTAL MANAGEMENT FEE
FVIT BlackRock Allocation Portfolio	0.22% of the first $1 billion 0.21% of the next $1 billion 0.20% over $2 billion
FVIT BlackRock Disciplined Core Portfolio	0.39% of the first $1 billion 0.37% of the next $1 billion 0.35% over $2 billion
FVIT BlackRock Disciplined Growth Portfolio	0.54% of the first $1 billion 0.52% of the next $1 billion 0.50% over $2 billion
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FVIT BlackRock Disciplined International Core Portfolio	0.60% of the first $1 billion 0.58% of the next $1 billion 0.56% over $2 billion
FVIT BlackRock Disciplined Mid Cap Growth Portfolio	0.55% of the first $1 billion 0.53% of the next $1 billion 0.51% over $2 billion
FVIT BlackRock Disciplined Small Cap Portfolio	0.54% of the first $1 billion 0.52% of the next $1 billion 0.50% over $2 billion
FVIT BlackRock Disciplined U.S. Core Portfolio	0.39% of the first $1 billion 0.37% of the next $1 billion 0.35% over $2 billion
FVIT BlackRock Disciplined Value Portfolio	0.45% of the first $1 billion 0.43% of the next $1 billion 0.41% over $2 billion
FVIT BlackRock High Yield Portfolio	0.50% of the first $1 billion 0.48% of the next $1 billion 0.46% over $2 billion
FVIT Goldman Sachs Core Fixed Income Portfolio	0.34% of the first $250 million 0.32% of the next $250 million 0.26% over $500 million
FVIT Goldman Sachs Global Equity Insights Portfolio	0.63% of the first $250 million 0.61% of the next $250 million 0.58% of the next $500 million 0.55% over $1 billion
FVIT Goldman Sachs Large Cap Growth Insights Portfolio	0.37% of the first $250 million 0.35% of the next $250 million 0.34% of the next $500 million 0.32% over $1 billion
FVIT Goldman Sachs Mid Cap Value Insights Portfolio	0.55% of the first $250 million 0.53% of the next $250 million 0.51% of the next $500 million 0.48% over $1 billion

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Trust. Under the terms of the Advisory Agreement, the Portfolios are responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Portfolios and of pricing the Portfolios’ shares, (d) the charges and expenses of legal counsel and independent accountants for the Portfolios, (e) brokerage commissions and any issue or transfer taxes chargeable to the Portfolios in connection with their securities transactions, (f) all taxes and corporate fees payable by the

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Portfolios to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Portfolios, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Portfolios and of their shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Portfolios’ registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Portfolios who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business.

BlackRock, with principal offices located at 1 University Square Drive, Princeton, New Jersey, 08540, serves as sub-adviser to the FVIT BlackRock Portfolios. Subject to the authority of the Portfolios’ Board of Trustees and supervision by the Adviser, the Sub-Adviser is responsible for managing the FVIT BlackRock Portfolios according to each Portfolio’s investment objective, policies and restrictions. The Sub-Adviser is paid by the Adviser, not the Portfolios.

GSAM, with principal offices located at 200 West Street, New York, NY 10282, serves as sub-adviser to the FVIT Goldman Sachs Portfolios. Subject to the authority of the Portfolios’ Board of Trustees and supervision by the Adviser, the Sub-Adviser is responsible for managing the FVIT Goldman Sachs Portfolios according to each Portfolio’s investment objective, policies and restrictions. The Sub-Adviser is paid by the Adviser, not the Portfolios.

General Information Regarding the FVIT Goldman Sachs Portfolios

Quantitative Style Funds. The FVIT Goldman Sachs Global Equity Insights Portfolio, FVIT Goldman Sachs Large Cap Growth Insights Portfolio and FVIT Goldman Sachs Mid Cap Value Insights Portfolio (the “FVIT Goldman Sachs Equity Insights Portfolios”) are managed using both quantitative and fundamental techniques, in combination with a qualitative overlay. The investment process and the proprietary multifactor models used to implement it are discussed below.

Investment Process. GSAM begins with a broad universe of U.S. equity investments for the FVIT Goldman Sachs Large Cap Growth Insights Portfolio and FVIT Goldman Sachs Mid Cap Value Insights Portfolio (the “FVIT Goldman Sachs Domestic Equity Insights Portfolios”), and a broad universe of foreign equity investments for the FVIT Goldman Sachs Global Equity Insights Portfolio (the “FVIT Goldman Sachs Global Equity Insights Portfolio”). As described more fully below, GSAM uses proprietary multifactor models (the “Multifactor Models”) that attempt to forecast the returns of different markets, currencies and individual securities.

The Multifactor Models rely on some or all of the following investment themes to forecast the returns of individual securities (although additional themes may be added in the future without prior notice):

•	Valuation: The “Valuation” theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.
•	Quality: The “Quality” theme assesses both firm and management quality.
•	Momentum: The “Momentum” theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.
•	Profitability: The “Profitability” theme seeks to assess whether a company is earning more than its cost of capital.
•	Management: The “Management” theme assesses the characteristics, policies and strategic decisions of company management.
•	Sentiment: The “Sentiment” theme reflects selected investment views and decisions of individuals and financial intermediaries.
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The Multifactor Models rely on some or all of the following investment themes to forecast the returns of equity and currency markets for FVIT Goldman Sachs Global Equity Insights Portfolio (although additional themes may be added in the future without prior notice):

•	Valuation: The “Valuation” theme favors equity and currency markets which appear cheap relative to fundamentals and purchasing power.
•	Momentum: The “Momentum” theme favors countries and currencies that have had strong recent outperformance.
•	Risk Premium: The “Risk Premium” theme evaluates whether a country is overcompensating investors for various types of risk.
•	Fund Flows: The “Fund Flows” theme evaluates the strength of capital market inflows.
•	Macro: The “Macro” theme assesses a market’s macroeconomic environment and growth prospects.

In building a diversified portfolio for each FVIT Goldman Sachs Equity Insights Portfolio, GSAM utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given each FVIT Goldman Sachs Equity Insights Portfolio’s benchmark. Each FVIT Goldman Sachs Equity Insights Portfolio is primarily composed of securities that GSAM believes maximize the FVIT Goldman Sachs Equity Insights Portfolio’s risk/return tradeoff characteristics. Each FVIT Goldman Sachs Equity Insights Portfolio holds industry weightings similar to those of the relevant FVIT Goldman Sachs Equity Insights Portfolio’s benchmark.

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Multifactor Models. The Multifactor Models are systematic rating systems that seek to forecast the returns of different equity markets, currencies and individual equity investments according to fundamental and other investment characteristics. Each FVIT Goldman Sachs Equity Insights Portfolio uses one or more Multifactor Models (in combination with a qualitative overlay) that seek to forecast the returns of securities in its portfolio. Each Multifactor Model may incorporate common variables including, but not limited to, measures of value, momentum, profitability, quality, management, sentiment, macroeconomic indicators, risk premia and fund flows. GSAM believes that all of the factors used in the Multifactor Models impact the performance of the securities, currencies and markets in the forecast universe. As a result of the qualitative overlay, the FVIT Goldman Sachs Equity Insights Portfolios’ investments may not correspond to, and the FVIT Goldman Sachs Equity Insights Portfolios may invest in securities, currencies and markets other than, those generated by the Multifactor Models.

The weightings assigned to the factors in the Multifactor Models can be but are not necessarily derived using a statistical formulation that considers each factor’s historical performance, volatility and stability of ranking in different market environments, and judgment. Because they include many disparate factors, GSAM believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than traditional investment processes. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, GSAM believes that the FVIT Goldman Sachs Equity Insights Portfolios will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

From time to time, GSAM will monitor, and may make changes to, the selection or weight of individual or groups of securities, currencies or markets. Such changes (which may be the result of changes in the Multifactor Models, the method of applying the Multifactor Models or the judgment of GSAM) may include: (i) evolutionary changes to the structure of the Multifactor Models (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a FVIT Goldman Sachs Equity Insights Portfolio uses futures); or (iii) changes to the weight of individual or groups of securities, currencies or markets based on GSAM’s judgment. Any such changes will preserve a FVIT Goldman Sachs Equity Insights Portfolio’s basic investment philosophy of combining qualitative and quantitative methods of selecting investments using a disciplined investment process.

Other Information. Because normal settlement for equity investments in developed markets is up to three trading days, the FVIT Goldman Sachs Equity Insights Portfolios will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally be below 5% of a FVIT Goldman Sachs Equity Insights Portfolio’s net assets although they may increase due to shareholder subscriptions. FVIT Goldman Sachs Equity Insights Portfolios may enter into futures transactions with respect to representative equity indices in order to keep effective equity exposure closer to 100%. For example, if cash balances are equal to 5% of the net assets, the FVIT Goldman Sachs Equity Insights Portfolio may enter into long futures contracts covering an amount equal to 5% of the FVIT Goldman Sachs Equity Insights Portfolio’s net assets. As cash balances fluctuate based on new contributions or withdrawals, a FVIT Goldman Sachs Equity Insights Portfolio may enter into additional contracts or close out existing positions.

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Codes of Ethics

The Trust and Adviser, Sub-Advisers and distributor each have adopted a code of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Trust and Adviser’s joint code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Portfolios.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Portfolios; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this code to an appropriate person or persons identified in the code; and v) accountability for adherence to the code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies with respect to the FVIT BlackRock Portfolios to BlackRock and the responsibility for voting proxies with respect to the FVIT Goldman Sachs Portfolios to GSAM. The Policies require that the sub-adviser vote proxies received in a manner consistent with the best interests of the Portfolios and their shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted on behalf of the Portfolios, including a report on the resolution of all proxies identified as involving a conflict of interest. Copies of the Adviser’s, BlackRock’s, and GSAM’s proxy voting policies are attached hereto as Appendix B.

Notwithstanding the foregoing, when relying on Section 12(d)(1)(F) of the 1940 Act, each Portfolio (or the Adviser acting on behalf of the Portfolio) must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security.

More information. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Portfolios at 1-877-881-7735 and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

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Pursuant to a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) which was approved at a meeting held on November 3, 2015 by the Board of Trustees, the Portfolios are authorized to pay the participating insurance company and other intermediaries, compensation for distribution and shareholder services of Class II and Class III shares. The Plan permits the Portfolios to pay compensation for account maintenance, shareholder services, distribution, sales and promotional activities at the annual rate of up to 0.25% of each Portfolio’s average net assets for Class II shares and up to 0.15% of each Portfolio’s average net assets for Class III shares. Such fees are to be paid by the Portfolios monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the relevant Portfolio’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The participating insurance company and other intermediaries shall use such fee, among other things, to pay interest and principal where such payments have been financed. The Plan may provide the following potential benefits to the Portfolios: shareholder servicing, the potential to increase assets and possibly benefit from economies of scale and the potential to avoid a decrease in assets and portfolio liquidations through redemption activity.

The Trust is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

The initial term of the Plan is one year and it will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or a Portfolio by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of that Portfolio. The Plan will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Plan may not be amended to increase materially the amount paid by the Portfolios, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolios (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Trust will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Portfolios at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Portfolios; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption

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only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

Michael Gates and Anurag Dugar are the portfolio managers and are responsible for the day-to-day management of the FVIT BlackRock Allocation Portfolio. Raffaele Savi and Kevin Franklin are the portfolio managers and are responsible for the day-to-day management of the FVIT BlackRock Disciplined International Core Portfolio. Raffaele Savi and Travis Cooke are the portfolio managers and are responsible for the day-to-day management of the FVIT BlackRock Disciplined Core Portfolio, FVIT BlackRock Disciplined Growth Portfolio, FVIT BlackRock Disciplined Mid Cap Growth Portfolio, FVIT BlackRock Disciplined Small Cap Portfolio, FVIT BlackRock Disciplined U.S. Core Portfolio and FVIT BlackRock Disciplined Value Portfolio. Scott Radell and Jonathan Graves are the portfolio managers and are responsible for the day-to-day management of the FVIT BlackRock High Yield Portfolio. Jonathan A. Beinner and Michael Swell are the portfolio managers and are responsible for the day-to-day management of the FVIT Goldman Sachs Core Fixed Income Portfolio. Ron Hua, William Fallon, PhD, Len Ioffe, Osman Ali, James Park, Takashi Suwabe, PhD and Denis Suvorov are the portfolio managers and are responsible for the day-to-day management of the FVIT Goldman Sachs Global Equity Insights Portfolio. Ron Hua, Len Ioffe, Osman Ali, and Dennis Walsh are the portfolio managers and are responsible for the day-to-day management of the FVIT Goldman Sachs Large Cap Growth Insights Portfolio and Goldman Sachs Mid Cap Value Insights Portfolio. As of [September 30, 2015], each portfolio manager was responsible for the management of the following types of accounts

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
BlackRock

Anurag Dugar
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]

Travis Cooke
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

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Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]

Kevin Franklin
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Michael Gates
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Jonathan Graves
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Scott Radell
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Raffaele Savi
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

GSAM

Jonathan A. Beinner
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

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Michael Swell
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Osman Ali, CFA
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

William Fallon, PhD
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Ron Hua, CFA
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Len Ioffe, CFA
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

James Park
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Denis Suvorov, CFA
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
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Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Takashi Suwabe, PhD
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Dennis Walsh
Registered Investment Cos.	[ ]	$[ ]	[ ]	$[ ]
Other Pooled Investment Vehicles	[ ]	$[ ]	[ ]	$[ ]
Other Accounts	[ ]	$[ ]	[ ]	$[ ]

Conflicts of Interest

Forethought Investment Advisors, LLC

The Adviser has not identified any material conflicts between the Portfolios and other accounts managed by the Adviser and portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Portfolios and other accounts because the portfolio managers manage other accounts. The management of the Portfolios and other accounts may result in unequal time and attention being devoted to the Portfolios and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Portfolios, whereby the portfolio managers could favor one account over another. Further, a potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Portfolios’ trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Portfolios. These potential conflicts of interest could create the appearance that the portfolio managers are favoring one investment vehicle over another.

BlackRock

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the FVIT BlackRock

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Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the FVIT BlackRock Portfolios.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the FVIT BlackRock Portfolios.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the FVIT BlackRock Portfolios by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the BlackRock Portfolios. It should also be noted that Messrs. Cooke and Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Cooke and Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

GSAM

The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed

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income, currency, commodity, equities, bank loans and other markets in which the FVIT GSAM Portfolios directly and indirectly invest. Thus, it is likely that the FVIT GSAM Portfolios may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to the FVIT GSAM Portfolios. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on the FVIT GSAM Portfolios’ performance, and GSAM would still receive significant compensation from the FVIT GSAM Portfolios even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the FVIT GSAM Portfolios and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the FVIT GSAM Portfolios. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the FVIT GSAM Portfolios. The results of the FVIT GSAM Portfolios’ activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a FVIT GSAM Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the FVIT GSAM Portfolios may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, the FVIT GSAM Portfolios may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the FVIT GSAM Portfolios. Transactions by one or more Goldman Sachs advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the FVIT GSAM Portfolios. The FVIT GSAM Portfolios’ activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the FVIT GSAM Portfolios, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the FVIT GSAM Portfolios or who engage in transactions with or for the FVIT GSAM Portfolios.

The FVIT GSAM Portfolios may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the FVIT GSAM Portfolios’ portfolio investment transactions, in accordance with applicable law.

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Compensation

BlackRock

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Travis Cooke, Raffaele Savi, and Kevin Franklin

Generally, discretionary incentive compensation for “Active Equity” portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the applicable FVIT BlackRock Portfolios or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated.  The performance of Messrs. Cooke and Savi is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Michael Gates and Anurag Dugar

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the applicable FVIT BlackRock Portfolios and other accounts managed by each portfolio manager.  Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods

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including 1-, 3- and 5- year periods, as applicable. The performance of Messrs. Dugar and Gates is not measured against a specific benchmark.

Scott Radell and Jonathan Graves

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the applicable FVIT BlackRock Portfolios or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the applicable FVIT BlackRock Portfolios and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the applicable FVIT BlackRock Portfolios and other accounts are:

Portfolio Manager	Benchmark
Jonathan Graves	No Benchmarks
Scott Radell	A combination of market-based indices (e.g., Barclays Capital U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

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Long-Term Incentive Plan Awards

From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of the FVIT BlackRock Portfolios have unvested long-term incentive awards.

Deferred Compensation Program

A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits

In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans

BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

GSAM

Compensation for portfolio managers of GSAM is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their

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delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Ownership of Securities

Since the Portfolios are newly organized, the portfolio managers do not own shares of the Portfolios as of the date of this SAI.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Portfolios are made by the portfolio managers who are employed by a Sub-Adviser. The Adviser and Sub-Advisers are authorized by the Trustees to allocate the orders placed by them on behalf of the Portfolios to brokers or dealers who may, but need not, provide research or statistical material or other services to the Portfolios, the Adviser or a Sub-Adviser for the Portfolios’ use. Such allocation is to be in such amounts and proportions as the Adviser or a Sub-Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser or Sub-Adviser will take the following into consideration:

•	the best net price available;
•	the reliability, integrity and financial condition of the broker or dealer;
•	the size of and difficulty in executing the order; and
•	the value of the expected contribution of the broker or dealer to the investment performance of the Portfolios on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Portfolios may receive a commission in excess of the amount of commission another broker or dealer would

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have charged for executing the transaction if the Adviser or a Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Portfolios. In allocating portfolio brokerage, the Adviser or a Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Portfolios transactions may primarily benefit accounts other than the Portfolios’, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Portfolios.

PORTFOLIO TURNOVER

Each Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Portfolio during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio. A 100% turnover rate would occur if all of a Portfolio’s portfolio securities were replaced once within a one-year period. As the Portfolios are new and have no shares outstanding, they do not have portfolio turnover rates at this time.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Portfolios pursuant to a Fund Services Agreement (the “Agreement”) with the Portfolios and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Portfolios. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on September 10, 2013 and will remain in effect for three years from the applicable effective date for each Portfolio, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring each Portfolio’s holdings and operations for post-trade compliance with the Portfolio’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected

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management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attend and participate in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) preparing and maintaining the Trust’s operating expense budget to determine proper expense accruals to be charged to each Portfolio to calculate its daily net asset value; (9) assist in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinating the Trust’s audits and examinations by assisting each Portfolio’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Portfolios; (14) preparing, or causing to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Portfolio in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Portfolios with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of each Portfolio’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for each Portfolio; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Portfolios’ custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Portfolios.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Portfolios pursuant to the Agreement. Under the Agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

The Portfolios pay GFS, the greater of an annual minimum fee or an asset based fee, which scales downward based upon the combined net assets of the Portfolios, for all other ordinary operating expenses which include: costs incurred in connection with the maintenance of securities law registration, printing and mailing Prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and

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shareholder meetings. Certain extraordinary expenses such as expenses incurred in connection with any merger, reorganization or litigation would be borne by the Portfolios.

Custodian

MUFG Union Bank, N.A., located at 400 California Street, San Francisco, CA 94104 (the “Custodian”) serves as the custodian of the Portfolios’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Portfolios. The Custodian’s responsibilities include safeguarding and controlling the Portfolios’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Portfolios’ investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Portfolios may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Distributor

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Portfolios pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Portfolio’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Portfolios’ shares, will use reasonable efforts to facilitate the sale of the Portfolios’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by a vote of the majority of the outstanding shares or (a) the Board and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Portfolios at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Portfolio on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Portfolios. The Underwriting Agreement will automatically terminate in the event of its assignment.

Pursuant to a letter agreement with the Distributor, GFS, rather than the Portfolios, pays the Distributor’s fees under the Underwriting Agreement. The Distributor also receives 12b-1 fees from the Portfolios as described in “Distribution and Shareholder Services Plan” section.

DESCRIPTION OF SHARES

The Portfolios are authorized to issue shares of beneficial interest in one or more classes. Shares are fully paid and non-assessable. Each share of a Portfolio

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represents an interest in the same portfolio of investments and has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights.

The Portfolios in this SAI have issued Class I, Class II and Class III shares. Each class of shares is designed to meet different investor needs. Class I shares are offered at NAV, without an initial sales charge or a contingent deferred sales charge (“CDSC”) and are not subject to an asset based fee assessed pursuant to a Plan pursuant to Rule 12b-1 (a “12b-1 Fee”). Class II shares are offered at NAV, without an initial sales charge or a CDSC, but are subject to a 12b-1 Fee of up to 0.25%. Class III shares are offered at NAV, without an initial sales charge or a CDSC, but are subject to a 12b-1 Fee of up to 0.15%. Shareholders of each class will bear share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to the class, where the type or amount of services received by a class varies from one class to another.

Each share of each Portfolio in this SAI and each other series of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series.  Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series. Each class of shares of a series will vote separately as a class with respect to any matters for which class voting is required under applicable law.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Portfolios’ Board of Trustees. The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program, ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program. The Trust’s Chief Compliance Officer (“CCO”) also serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Transfer Agent and the participating insurance company and other intermediaries have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” the net asset value (“NAV”) of each Portfolio’s shares is determined by dividing the total value of a Portfolio’s investments and other assets, less any liabilities, by the total number of shares outstanding of a Portfolio.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last quoted sales prices, or if no sales are reported at the mean between the current bid and ask prices. Securities traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If a security is traded or dealt in on more than one exchange, or on one or more exchange an in the over-the-counter market, quotations from the exchange on which the security is primarily traded are used. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less may be valued at amortized cost, unless the Fair Value Committee believes another valuation is more appropriate or that amortized cost does not represent fair value. Exchange traded options are valued at the last quoted sales prices or at the mean between the current bid and ask prices; exchange traded futures and options on futures are valued at the settlement price determined by the exchange. Shares of Underlying Funds are valued at their respective net asset values on the day of valuation. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or as determined in good faith by the Board of Trustees or persons acting at their discretion. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Portfolio shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Portfolios normally use pricing data for domestic equity securities received shortly after the NYSE closes, usually 4:00 p.m. Eastern time (“NYSE Close”), and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities

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are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Portfolios or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Portfolios may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Portfolio may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. No member of the fair value team selects or assists in selecting a Portfolio’s investments. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and approves the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results. The Board also approves any third party consultant, including any matrix, formula or other objective method used by the consultant in supplying evaluated prices, prior to such consultant’s retention.

Fair Value Team and Valuation Process. This team is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are not readily available on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the opinion of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) subsequent to the determination of the closing price reported on the principal exchange on which the securities are traded, but prior to the relevant Portfolio’s calculation of its net asset value; and (v) mutual funds that do not provide timely NAV information. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the

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circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of restricted or illiquid securities using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights, as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; (xi) the market value of any securities into which the security is convertible or exchangeable; and (xii) the security’s embedded option values; and (xiii) information about the financial condition of the issuer and its prospects.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Portfolio might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Portfolio’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation

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methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Portfolio with respect to the valuation of the security; (v) whether the same or similar securities are held by other portfolios managed by the adviser (or sub-adviser) or other portfolios and the method used to price the security in those portfolios; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties; (vii) the liquidity or illiquidity of the market for the security; (viii) the existence of merger proposals, tender offers or other types of “exit” events for shareholders of the security’s issuer; (ix) court action or governmental intervention with respect to a security or its issuer; and (x) price changes of a relevant market index that serves as a reasonable proxy instrument for the fair valued security.

Board of Trustees Determination. The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and review valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the New York Stock Exchange will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Portfolios in good order prior to the NYSE Close on each day that the NYSE is open for trading are priced at the NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the NYSE Close, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share.

Redemption of Shares

The Portfolios will redeem all or any portion of a shareholder’s shares of the Portfolios when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

a.	when the NYSE is closed, other than customary weekend and holiday closings;
b.	when trading on that exchange is restricted for any reason;
c.	when an emergency exists as a result of which disposal by the Portfolios of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolios fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or
d.	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.
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In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

TAX STATUS

[The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in a Portfolio.

Each Portfolio intends to elect and continue to qualify as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, each Portfolio should not be subject to federal income or excise tax on its net investment income or net capital gain which is distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Portfolios will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryover of the Portfolios which may be carried forward indefinitely and retain the character of the original loss.

To be treated as a regulated investment company under Subchapter M of the Code, each Portfolio must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies and net income from certain publicly traded partnerships and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Portfolio fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Portfolio would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.

Each Portfolio is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions

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representing at least 98% of the Portfolio’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Portfolio during the preceding calendar year. Under ordinary circumstances, each Portfolio expects to time its distributions so as to avoid liability for this tax.

For a discussion of the tax consequences to holders of variable contracts, refer to the prospectuses or other documents you received when you purchased your variable contracts. Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability for the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and, in addition, on distributions before age 59 1/2, a 10% penalty tax. Investors should review the prospectus for their variable contracts and consult with competent tax advisors for a more complete discussion of and more information on possible tax consequences in a particular situation.

Additional Diversification Requirement -- In addition to the diversification requirements applicable to all regulated investment companies discussed above, the Code imposes certain diversification standards on the underlying assets of variable contracts held in the Portfolios. The Code provides that a variable contract shall not be treated as a variable contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the Treasury Department, adequately diversified. Disqualification of the variable contract as such would result in immediate imposition of federal income tax on variable contract owners with respect to earnings allocable to the contract. This liability would generally arise prior to the receipt of payments under the contract.

The Portfolios intend to comply, and continue to comply, with the diversification requirement imposed by section 817(h) of the Code and the regulations thereunder on insurance company segregated asset (i.e., separate) accounts. This requirement places certain limitations on the assets of each insurance company separate account, and (because section 817(h) and those regulations contain a look-through which is expected to allow the assets of the Portfolios to be treated as assets of the related separate account) of each Portfolio, that may be invested in securities of a single issuer. Specifically, to satisfy the section 817(h) diversification requirement, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency or instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements of Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other registered investment companies. Failure of a Portfolio to satisfy the section 817(h) requirements would jeopardize the treatment of the contracts’ variable contracts and could result in current taxation and other consequences to the contract holders other than as described in the applicable contract prospectus.

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Treasury regulations provide that a variable contract will be able to look through to the assets held by the Portfolios for the purpose of meeting the diversification test if the Portfolios meet certain requirements. The Portfolios are intended to be managed in such a manner as to comply with the diversification requirements and to allow the variable contracts to be treated as owning a proportionate share of the Portfolios’ assets. It is possible that in order to comply with the diversification requirements, less desirable investment decisions may be made which would affect the investment performance of the Portfolios.

In certain circumstances, pursuant to an “investor control” doctrine, the holder of a variable contract, rather than the insurance company separate account underlying the contract, may be treated as the owner of the assets held by the separate account if the variable contract owner is viewed as having sufficient control over the investments of the insurance company’s separate account. If treated as the owner of the separate account assets, the variable contract owner would be taxable currently on the income produced by those assets. The application of the investor control doctrine to the operations of the Portfolios is a matter of some uncertainty. Future guidance may adversely affect the manner in which the Portfolios operate.

The above discussion of the federal income tax treatment of the Portfolios assumes that all the insurance company accounts holding shares of the Portfolios are either segregated asset accounts underlying variable contracts as defined in Section 817(d) of the Code or the general account of an insurance company as defined in Section 816 of the Code. Additional tax consequences may apply to holders of variable contracts investing in a Portfolio if any of those contracts are not treated as annuity, endowment or life insurance contracts.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.] [To be updated.]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Portfolios have selected [ ], located at [ ] as their independent registered public accounting firm for the current fiscal year. The firm provides services including (1) audit of annual financial statements, (2) tax return preparation and review, and (3) other related services for the Portfolios.

LEGAL COUNSEL

Dechert LLP, located at One International Place, 40th Floor, 100 Oliver Street, Boston, MA 02110 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The Portfolios have not yet commenced operations and, therefore, have not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the Portfolio’s Annual or Semi-Annual Report without charge by calling the Portfolio at 1-877-881-7735.

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APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group. A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.               Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.               Nature of and provisions of the obligation.

3.               Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

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BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

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Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc. A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly Managed Risk nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•	SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
•	SP-2 Satisfactory capacity to pay principal and interest.
•	SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in

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importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•	MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
•	MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
•	MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
•	MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.: Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s Ratings Group: “A” is the highest commercial paper rating category utilized by Standard & Poor’s Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its “A” classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

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APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

Forethought Investment Advisors, LLC (the “Company”)

Proxy Voting

Proxies are assets of the Company’s clients that must be voted with diligence, care, and loyalty. The Company will vote each proxy in accordance with its fiduciary duty to the FVIT. The Company will generally seek to vote proxies in a way that maximizes the value of the FVIT’s assets and will abide by the proxy voting policies and procedures adopted by the FVIT. The President or a designee coordinates the Company’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires the Company to maintain certain books and records associated with its proxy voting policies and procedures. The Company’s recordkeeping obligations are described in the Maintenance of Books and Records section of the Manual. The CCO or designee will ensure that the Company complies with all applicable recordkeeping requirements associated with proxy voting.

Currently, the Company solely invests the assets of the FVIT in other open-end investment companies and ETFs. Accordingly, the Company has adopted a policy to vote shares held by the FVIT in the same proportion as the vote of all other holders of such security (referred to as “echo voting” or “mirror voting”) unless the Company decides that it would be contrary to its fiduciary duty to do so.

In cases where the Company decides that its fiduciary duty requires it to determine how to vote, the CCO will consider whether the Company is subject to any material conflict of interest in connection with such proxy vote. Supervised Persons must notify the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Supervised Persons identify potential conflicts:

•	The Company or an affiliate has a financial interest in the outcome of a proxy vote, such as when the Company is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including the Company;

•	An issuer or some other third party offers the Company or a Supervised Person compensation in exchange for voting a proxy in a particular way;

•	A Supervised Person, or a member of a Supervised Person’s household, has a personal or business relationship with an issuer. The Company receives a proxy solicitation from that issuer; and

•	The Company or its affiliates have a short position in an issuer, but a Portfolio has a long
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position in the same issuer. The Company receives a proxy solicitation from the issuer.

If the Company detects a material conflict of interest in connection with a proxy solicitation, the Company will consult with the CCO on the appropriate course of action. If a practical and acceptable solution cannot be agreed upon, the Company will generally make the determination to mirror vote. If the security in question is not a RIC, the Company shall generally choose to abstain from voting.

Operations personnel will retain the following information in connection with each proxy vote:

•	The Issuer’s name;

•	The security’s ticker symbol or CUSIP, as applicable;

•	The shareholder meeting date;

•	The number of shares that the Company voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the Issuer or a security-holder;

•	Whether the Company cast a vote;

•	How the Company cast its vote (for the proposal, against the proposal, or abstain); and

•	Whether the Company cast its vote with or against management.

•	Any attempt to influence the proxy voting process by issuers or others not identified in these policies and procedures should be promptly reported to the CCO.

•	Proxies received after a Portfolio terminates its advisory relationship with the Company will not be voted.

With respect to sub-advisory relationships, the Company has delegated proxy voting decision making to the sub-adviser.

Class Actions

To the extent that the Company receives notice of a class action in which a Portfolio is entitled to participate, the Company will direct the Portfolio’s participation in accordance with its fiduciary duty.

Disclosures to Clients

The Company includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV. The Company will provide a quarterly certification as to its adherence to its proxy voting policies to the FVIT Board.

As a matter of policy, the Company does not disclose how it expects to vote on upcoming proxies.

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Form N-PX

In addition, at the time the Company votes proxies on behalf of a Portfolio, it shall complete a Form N-PX Report as included in the Trust’s Compliance Manual. The Company shall keep one copy of each completed Form N-PX Report and deliver a copy to the Fund Administrator.

At least 30 days prior to August 31, the Company CCO shall review the Company’s corporate action records to determine whether any proxy votes were cast on behalf of a Portfolio for which reports were not filed. If unreported votes are discovered, the Company CCO shall contact the investment personnel for an explanation and documentation.

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BlackRock

Global corporate governance & engagement principles

June 2014

Introduction to BlackRock	2
Philosophy on corporate governance	2
Corporate governance, engagement and voting	3
- Boards and directors	4
- Auditors and audit-related issues	5
- Capital structure, mergers, asset sales and other special transactions	6
- Remuneration and benefits	6
- Social, ethical, and environmental issues	7
- General corporate governance matters	7
BlackRock’s oversight of its corporate governance activities	8
- Oversight	8
- Vote execution	8
- Conflicts management	9
- Voting guidelines	10
- Reporting	11
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Introduction to BlackRock

BlackRock is the world’s preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients’ needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.

Philosophy on corporate governance

BlackRock’s corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.

We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.

Our focus is on the board of directors, as the agent of shareholders, which should set the company’s strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.

These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances. We are interested to understand from the company’s reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.

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BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled “BlackRock’s oversight of its corporate governance activities”.

Corporate governance, engagement and voting

We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:

Boards and directors

Auditors and audit-related issues

Capital structure, mergers, asset sales and other special transactions

Remuneration and benefits

Social, ethical and environmental issues

General corporate governance matters

At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.

BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.

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Boards and directors

The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.

We expect the board of directors to promote and protect shareholder interests by:

establishing an appropriate corporate governance structure;

supporting and overseeing management in setting strategy;

ensuring the integrity of financial statements;

making decisions regarding mergers, acquisitions and disposals;

establishing appropriate executive compensation structures; and

addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.

There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.

BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:

current employment at the company or a subsidiary;

former employment within the past several years as an executive of the company;

providing substantial professional services to the company and/or members of the company’s management;

having had a substantial business relationship in the past three years;

having, or representing a shareholder with, a substantial shareholding in the company;

being an immediate family member of any of the aforementioned; and

interlocking directorships.

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BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.

To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.

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Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.

In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executive and/or board members’ financial interests in a given transaction have not affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called ‘shareholder rights plans’ being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.

Remuneration and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.

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Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Social, ethical, and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board’s oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.

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BlackRock’s oversight of its corporate governance activities

Oversight

BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the “Corporate Governance Group”), and which is considered an investment function. BlackRock maintains three regional oversight committees (“Corporate Governance Committees”) for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines (“Guidelines”) and grant authority to the Global Head of Corporate Governance (“Global Head”), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee’s mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock’s Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.

Vote execution

BlackRock carefully considers proxies submitted to funds and other fiduciary accounts (“Funds”) for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock’s evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates.

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

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In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund's portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these markets only on a “best-efforts” basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer’s proposal.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.

Conflicts management

BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:

BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee’s jurisdiction.

The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm’s views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group

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and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.

BlackRock’s Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock’s risk policies and procedures.

BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.

In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Voting guidelines

The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our

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view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting

We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.

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BLACKROCK®

Proxy voting guidelines for U.S. securities

February 2015

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Contents

Contents	1
Introduction	2
Voting guidelines	2
Boards and directors	2
Auditors and audit-related issues	7
Capital structure proposals	8
Mergers, asset sales, and other special transactions	9
Remuneration and benefits	10
Social, ethical and environmental issues	13
General corporate governance matters	13
Appendix: Our approach to Say on Pay	16
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 These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy on corporate governance matters and approach to issues that may commonly arise in the proxy voting context for U.S. securities.

These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

► Boards and directors

► Auditors and audit-related issues

► Capital structure, mergers, asset sales and other special transactions

► Remuneration and benefits

► Social, ethical and environmental issues

► General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

► The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

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► The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

► The independent chair or lead independent director and members of the governance committee, where a board amends the charter/articles/by-laws such that the effect may be to entrench directors or to significantly reduce shareholder rights. In such cases, in determining whether to withhold support from directors, we will consider in part the company’s publicly stated rationale for the changes and whether the board has determined to seek shareholder approval beforehand or within a reasonable period of time after implementation.

► The independent chair or lead independent director, members of the nominating committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders on board composition concerns, evidence of board entrenchment, insufficient attention to board diversity, and/or failure to promote adequate board succession planning over time in line with the company’s stated strategic direction.

► An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees (the “key committees”), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

► Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

► Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

► Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

► Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

► The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

► The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

► Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

► Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

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► Where a director has a pattern of poor attendance at combined board and applicable key committee meetings.

Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance.

► Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. may include, but are not limited to:

► Employment by the company or a subsidiary as a senior executive within the previous five years

► Status as a founder of the company

► Substantial business or personal relationships with the company or the company’s senior executives

► Family relationships with senior executives or founders of the company

► An equity ownership in the company in excess of 20%

Board composition and effectiveness

We encourage boards to routinely refresh their membership to ensure the relevance of the skills, experience and attributes of each director to the work of the board. To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members.

BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that the nominating committee of the board has the ability to implement such refreshment. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We encourage boards to disclose their views on: the mix of competencies, experience and other qualities required to effectively oversee and guide management; the process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates; the process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details; the consideration given towards board diversity, including, but not limited to, diversity of gender, race, age, experience, and skills; and other factors taken into account in the nomination process.

While we support regular board refreshment, we are not opposed in principle to long-tenured directors nor do we believe that long board tenure is necessarily an impediment to director independence. We believe that a variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience; our primary concern

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is that board members are able to contribute effectively as corporate strategy evolves and business conditions change over time, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders over time. We acknowledge that each director brings their own unique skills and experiences and that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

As a result of the nominating committee’s responsibility for board composition and refreshment over time, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives. However, where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time as well as short-term planning in the event of an unanticipated executive departure. We acknowledge that both internal and external management candidates may be considered, as informed by required skill sets and cultural fit considerations and as appropriate to the company’s circumstances. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long-term shareholder value.

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Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting at companies that have a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long-term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

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Risk oversight

Companies should have an established process for identifying, monitoring and managing key risks, and independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency as to the optimal risk levels, how risk is measured and how risks are reported to the board. We are particularly interested to understand how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Boards should clearly explain their approach to risk oversight, including where accountability lies within the boardroom for this activity, especially where there are multiple individuals or board committees tasked with oversight of various risks.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We assess the experience and governance track record of the independent chairman or lead independent director to understand capability and suitability to effectively and constructively lead a board. Our expectations of an individual in this role include, but are not limited to: being available to serve as an advisor to the CEO; contributing to the oversight of CEO and management succession planning; and being available to meet with shareholders when they have highly sensitive concerns about management or corporate governance issues. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee’s responsibilities, including an overview of audit committee processes, issues on the audit committee’s agenda and key decisions taken by the audit committee. We

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take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

When a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether the cost of restructuring will have a clear economic benefit to our clients’ portfolio(s). We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

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Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

► For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

► There should be a favorable business reason for the combination.

► Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

► We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

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Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We describe in the Appendix herein (“Our approach to Say on Pay”) our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on compensation committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any senior executive whose compensation was based on faulty

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financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.

Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	whether we believe that the triggering event is in the best interest of shareholders;

•	an evaluation of whether management attempted to maximize shareholder value in the triggering event;
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•        the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

•	whether excessively large excise tax gross up payments are part of the payout;

•        whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

•        whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

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Social, ethical and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter/articles/by-laws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter/articles/by-laws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to charter/articles/by-laws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter/articles/by-laws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

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Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti- takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

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IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

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Appendix: Our Approach to Say on Pay

We describe herein our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay. We provide our views on this issue in somewhat more detail than other issues covered in these Guidelines because of the particular focus on executive compensation matters in the U.S. Although we expect proxy disclosures to be the primary mechanism for companies to explain their executive compensation practices, we may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation. We may also decline opportunities to engage with companies where we do not have any questions or concerns or believe that these Guidelines already cover the issues at hand.

Beliefs and Expectations Related to Executive Compensation Practices

•        We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the strategic plans for the company, the industry in which the company operates, the appropriate performance measures for the company, and other issues internal and/or unique to the company.

•        Companies should explicitly disclose how incentive plans reflect strategy and incorporate long-term shareholder value drivers; this discussion should include the commensurate metrics and timeframes by which shareholders should assess performance.

•        We support incentive plans that foster the sustainable achievement of results. Although we believe that companies should identify those performance measures most directly tied to shareholder value creation, we also believe that emphasis should be on those factors within management’s control to create economic value over the long-term, which should ultimately lead to sustained shareholder returns over the long-term. Similarly, the vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation, as appropriate to that particular company.

•        While we do support the concept of compensation formulas that allow shareholders to clearly understand the rationale for compensation decisions, we do not believe that a solely formulaic approach to executive compensation necessarily drives shareholder value. BlackRock believes that compensation committees should use their discretion in designing incentive plans, establishing pay quanta, and finalizing compensation decisions, and should demonstrate how decisions are aligned with shareholder interests.

•        BlackRock does not discourage compensation structures that differ from market practice. However, where compensation practices differ substantially from market practice, e.g. in the event of unconventional incentive plan design or extraordinary decisions made in the context of transformational corporate events or turnaround situations, we expect clear disclosure explaining how the decisions are in shareholders’ best interests.

•        We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned about the potential ratchet effect of explicit benchmarking to peers. We therefore believe that companies should use peer groups to maintain an awareness of peer pay levels and practices so that pay is market competitive, while mitigating potential ratcheting of pay that is disconnected from actual performance.

•        We expect companies to select peers that are broadly comparable to the company in question, based on objective criteria that are directly relevant to setting competitive compensation; we evaluate peer group selection based on factors including, but not limited to, business size, relevance, complexity, risk profile, and/or geography.

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•        We do not believe that arbitrary limits on potential compensation are necessarily in shareholders’ best interests if those limits have the potential to cap performance. However, we expect compensation committees to ensure that incentive plans do not incentivize excessive risk taking beyond the company’s determined risk appetite and that rewards are reasonable in light of returns to shareholders.

•        We do not set forth a preference between cash, restricted stock, performance based equity awards, and stock options, amongst other compensation vehicles. We acknowledge that each may have an appropriate role in recruiting and retaining executives, in incentivizing behavior and performance, and in aligning shareholders’ and executives’ interests. Compensation committees should clearly disclose the rationale behind their selection of pay vehicles and how these fit with intended incentives. We also observe that different types of awards exhibit varying risk profiles, and the risks associated with pay plan design should be in line with the company’s stated strategy and risk appetite.

•        We expect compensation committees to consider and respond to the shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders, as they evaluate compensation plans. At the same time, compensation committees should ultimately be focused on incentivizing long-term shareholder value creation and not necessarily on achieving a certain level of support on Say on Pay at any particular shareholder meeting.

Say on Pay Analysis Framework

•	We analyze the compensation practices in the context of the company’s stated strategy and identified value drivers and seek to understand the link between strategy, value drivers and incentive plan design.

•	We examine both target and realizable compensation in order to understand the compensation committee’s intended outcomes, to judge the appropriateness and rigor of performance measures and hurdles, and to assess the pay plan’s sensitivity to the performance of the company.

•	We review the pay and performance profiles of the company’s disclosed peer companies, as applicable, to identify relative outliers for potential further analysis. We supplement our analysis of the company’s stated peers with an independent review of peer companies as identified by third party vendors and our own analysis; part of this analysis includes an assessment of the relevance of the company’s stated peers and the potential impact the company’s peer selection may have on pay decisions.

•        We conduct our analysis over various time horizons, with an emphasis on a sustained period, generally 3-5 years; however we consider company-specific factors, including the timeframe the company uses for performance evaluation, the nature of the industry, and the typical business cycle, in order to identify an appropriate timeframe for evaluation.

•	We review key changes to pay components from previous years and consider the compensation committee’s rationale for those changes.

•        We examine extraordinary pay items (including but not limited to actual or contractual severance payments, inducement grants, one-time bonus and/or retention awards) to understand the compensation committee’s rationale and alignment with shareholder interests.

•	We may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation.

•	We consider BlackRock’s historical voting decisions (including whether a concern that led to a previous vote against management has been addressed, or whether we determined to support management at previous shareholder meetings with the expectation of future change), engagement activity, other corporate governance concerns at the company, and the views of our portfolio managers.
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•	We assess the board’s responsiveness to shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders.

Engagement and Voting on Say on Pay

•        In many instances, we believe that direct discussion with issuers, in particular with the members of the compensation committee, can be an effective mechanism for building mutual understanding on executive compensation issues and for communicating any concerns we may have on executive compensation.

•        In the event that we determine engagement is not expected to lead to resolution of our concerns about executive compensation, we may consider voting against members of the compensation committee, consistent with our preferred approach to hold members of the relevant key committee of the board accountable for governance concerns. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

•        We may determine to vote against the election of compensation committee members and/or Say on Pay proposals in certain instances, including but not limited to when:

o	We identify a misalignment over time between target pay and/or realizable compensation and company performance as reflected in financial and operational performance and/or shareholder returns;

o	We determine that a company has not persuasively demonstrated the connection between strategy, long-term shareholder value creation and incentive plan design;

o	We determine that compensation is excessive relative to peers without appropriate rationale or explanation, including the appropriateness of the company’s selected peers;

o	We observe an overreliance on discretion or extraordinary pay decisions to reward executives, without clearly demonstrating how these decisions are aligned with shareholders’ interests;

o	We determine that company disclosure is insufficient to undertake our pay analysis; and/or

o	We observe a lack of board responsiveness to significant investor concern on executive compensation issues.
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BLACKROCK®

Proxy voting guidelines for European, Middle Eastern and African securities

February 2015

BLACKROCK®

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Contents

Contents	1
Introduction	2
Comply or explain	2
Engagement	2
General guidelines for EMEA	3
Country-specific considerations	9
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These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available online at www.blackrock.com.

Introduction

These voting guidelines cover issues specific to certain markets within Europe, Middle East and Africa (EMEA) in which BlackRock is an investor. If you are interested in our approach to governance in a market that is not specifically addressed in this document, you can refer to BlackRock’s Global Corporate Governance and Engagement Principles, which provide a broad overview of our philosophy regarding governance. We also invite our portfolio companies to reach out to BlackRock’s Corporate Governance and Responsible Investment Team directly to discuss any questions regarding governance issues.

These guidelines are intended only to give an indication of how we are likely to vote. We assess voting issues on a case- by-case basis, taking into account the circumstances of the company, and our voting decisions at any individual shareholder meeting may diverge from the general approach described in these guidelines.

As noted in the global principles, BlackRock expects companies to observe the relevant laws and regulations of their market as well as local, market-specific guidelines on corporate governance best practice, such as, but not limited to, the Afep-Medef code and AFG recommendations in France, the Dutch Corporate Governance Code, the Norwegian Code of Practice for Corporate Governance, the UK Corporate Governance Code and the King Code of Governance for South Africa (King III). These market-level policies provide the base point for our EMEA voting guidelines, as we believe they reflect good practice within the context of each market. Further, we would expect companies to develop an approach to corporate governance which demonstrate accountability, transparency, fairness and responsibility. The following country- specific considerations are intended to summarise BlackRock’s general philosophy and approach to issues that may commonly arise in these markets. This document is not intended to represent comprehensive voting guidelines on its own.

Comply or explain

In many markets, local corporate governance best practice guidance is underpinned by an approach that allows companies not to adopt recommended practices as long as they explain why they have not. We believe strongly that this so-called ‘comply or explain’ approach provides the appropriate mechanism for ensuring effective and pragmatic governance of companies. BlackRock expects such explanations under this so-called ‘comply or explain’ approach to be made in the context of why not complying better serves shareholders’ long-term interests.

Engagement

BlackRock takes an integrated approach to corporate governance and engagement, to the extent possible, as we believe that this results in both better informed decisions and a more consistent dialogue with companies. Activities are co- ordinated by the London-based EMEA Corporate Governance and Responsible Investment Team.

The Corporate Governance and Responsible Investment Team holds meetings with non-executive directors to discuss aspects of corporate governance such as management succession planning, board structure and performance and executive remuneration. We will also participate in collaborative engagements with other shareholders where concerns

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have been identified by a number of investors. Alternatively, we may consider reducing our holding in, or publicly opposing management of, a company which is unresponsive to shareholder concerns. In addition, BlackRock’s portfolio management teams regularly meet with the management of EMEA-incorporated companies in which our clients’ funds are invested to discuss strategy and performance, as well as, where necessary, the aspects of corporate governance for which management is responsible.

General guidelines for EMEA

The general guidelines contain the principles supporting our voting decisions across all EMEA markets and must be read in conjunction with the different country-specific guidelines below.

Boards and directors

BlackRock will not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the general meeting for us to take a considered decision.

Board of Directors Skills and Diversity

Boards should have sufficient diversity in terms of gender but also age, experience and nationality. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. BlackRock expects companies to disclose their diversity policy and its implementation. We may vote against the (re)election of the chairman and/or the chairman of the nomination committee if the board consistently lacks the necessary breadth of experience and diversity of skills that will enable the board to discharge its duties to all shareholders.

Director independence

BlackRock expects that a board should include a sufficient number of independent directors. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence include but are not limited to:

► Employment by the company or a subsidiary as a senior executive within the previous five years

► Status as a founder of the company

► Substantial business or personal relationships with the company or the company’s senior executives

► Family relationships with senior executives or founders of the company

► Significant shareholding of the company

We also take into account market standards to consider the independence of a board member.

External Board Mandates

Non-executive directors must be able to commit an appropriate amount of time to board and committee matters. Given the nature of the non-executive role it is important that a non-executive director has spare capacity in the event of unforeseen events. BlackRock may vote against the (re)election of a director where there is a risk the director may be over committed in respect of other responsibilities and/or commitments.

BlackRock is concerned that where a full-time executive has a non-executive director role or roles at unrelated companies, there may be a risk that the ability to contribute in either role could be compromised in the event of unforeseen circumstances. BlackRock may vote against a non-executive director who is also a full time executive of a major listed company if there is a risk that the director may be over committed.

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BlackRock may vote against the (re)election of any director for whom the disclosure of other already held board and committee positions is deemed to be inadequate.

Auditors and audit-related issues

If a company has not published its financial statements in advance of the general meeting BlackRock may abstain on the relevant resolution. If a company has not disclosed the name of the auditor and the fee paid BlackRock may vote against the approval of the auditor and fee.

In approving audit fees, BlackRock will take into consideration the level of detail in company disclosures. BlackRock expects full disclosure on audit as well as non-audit fees. BlackRock may vote against the (re)appointment of the auditor and the chairman of the audit committee if an adequate explanation is not provided.

Capital structure, mergers, asset sales and other special transactions

BlackRock will not support proposals to restrict foreign ownership unless such a restriction is a legal requirement. BlackRock does not support the use of anti-takeover defences.

BlackRock supports pre-emption rights in line with local market guidelines and practices; these guidelines provide a key protection for shareholders against dilution of their interests. We recognise that management requires some flexibility to raise funds for general business purposes through the issuance of shares. We generally support proposals seeking a standing authority to make such issuances subject to local market guidelines and practices, the size of the capital pool being fixed, the life of the authority being specified and the other terms being reasonable with regard to the interests of existing shareholders. Requests for standing authority to issue shares in relation to an acquisition will be considered on their merits and in light of previous use of such authorities and the company’s corporate governance profile. BlackRock expects all share issue authorities to be presented to shareholder vote at the general meeting. Any requests to increase the share capital should be renewed periodically.

Remuneration and benefits

When evaluating executive remuneration arrangements, BlackRock will take into consideration the balance of fixed versus variable pay, the choice of performance measures and their targets, the length of vesting and/or holding periods, the overall complexity of the schemes, as well as the overall level of transparency. BlackRock expects executive remuneration arrangements to demonstrate a clear link with the execution of strategy. As such, BlackRock prefers all executive compensation beyond salary and benefits to comprise variable pay based on relevant and challenging performance criteria. BlackRock expects the larger portion of this variable pay to be based on sustained performance over a multi-year period. Pension and benefits should not be included in the calculation of variable pay. BlackRock will take pension and benefits into consideration when considering the overall merit of a pay policy.

BlackRock will generally not support retesting or the revision of targets in the middle of the performance period. BlackRock may vote against any non-executive directors’ remuneration being performance-related.

BlackRock may not support plans which allow vesting of awards not subject to the achievement of pre-determined performance targets. BlackRock may not support incentive plans with insufficient disclosure on matters such as grant limits, performance criteria, vesting periods and overall dilution, as this will not allow BlackRock to fully assess these

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incentive plans. BlackRock does not generally support options under such plans being issued at a discount to market price.

Remuneration requirements under CRD IV

In BlackRock’s view, the company’s board of directors is responsible for ensuring that its compensation structure incentivizes and rewards executives and relevant staff appropriately and is aligned with shareholder interest. We expect that pay structures are designed in such a way to allow companies to attract and retain the necessary talent responsible for the running of the company on behalf of shareholders.

BlackRock believes that disclosure and transparency of a company’s remuneration arrangements remain key components in allowing shareholders to exercise oversight over companies’ remuneration practices, in ensuring an alignment between pay and performance and demonstrating that a remuneration system has a strong link with strategy, execution of strategy and shareholder interests.

In BlackRock’s view boards of directors and remuneration committees should have flexibility in determining pay structure and levels. We are therefore supportive in principle of increasing the 1-to-1 cap of variable to fixed pay to 2-to-1. However, boards should exercise this flexibility responsibly. We will continue to review and monitor remuneration structures on a case-by-case basis.

In addition to the above and in the context of CRD IV, we will assess any material differences between proposed versus existing fixed pay levels for impacted staff, as approved by shareholders in previous years. In the event a company chooses to introduce an additional layer of fixed pay, we expect, subject to applicable regulatory requirements, the cash component of this added pay level to be kept at a minimum. If an equity component is added, we expect it to be subject to holding periods that do not fall below the longest holding/vesting period under existing equity-based plans. Any additional layer of fixed pay should be excluded from the calculation of pension entitlements, benefits and severance and fit within previously communicated and approved dilution limits. In addition, we expect that any increase in fixed pay or an additional layer of fixed pay, would result in a reduction of total overall pay given the decreased level of “at risk” pay.

Shareholder Rights

BlackRock supports the ‘one share – one vote – one dividend’ principle, and will encourage companies to adopt it.

General corporate governance matters

Amendments to memorandum / articles of association / charter

These proposals vary from routine changes to reflect corporate law or other regulatory revisions through to significant changes that substantially change the governance of the company. BlackRock will review such proposals in accordance with our corporate governance policy.

Approve annual report / financial statements

Where the annual report and/or financial statements are not published sufficiently in advance of the voting deadline to allow a considered vote we may abstain on proposals on the approval or adoption of the reports. Similarly, we may withhold support if doing so would protect our shareholders’ rights to take legal action should irregularities be discovered at a future date. We may also vote against proposals on the annual report if we have material concerns about the quality of reporting and disclosure.

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Bundled proposals

BlackRock believes that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Change of name of corporation

BlackRock will normally support management proposals on corporate names.

Coverage of multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration we will use our professional judgment as to what voting outcome would best protect the economic interests of long-term investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there are contradictions between relevant market governance practices.

Dividend proposals

BlackRock will generally approve dividends taking into consideration market standards and practices. We assess more closely companies that propose a lower allocation to determine if the low dividends are necessitated by company-specific conditions or local market factors. We may oppose dividends that appear excessive given the company’s financial position.

BlackRock will generally support proposals that offer shareholders a choice of a stock or cash dividend.

Increase in authorised share capital / increase in preferred stock

BlackRock assesses these requests in light of a company’s previous issuance of capital and its corporate governance profile. Generally, we will support proposals if the board has concluded that additional share capital is necessary to carry out the company’s business. We would expect companies seeking such authority from shareholders to set out clearly the anticipated use of the additional shares and how this is in the interests of existing shareholders.

Other business

BlackRock opposes giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Private placement

BlackRock will generally support private placements where the purpose of the proposed transaction is to raise funds or repay debt. We would expect companies to seek annual shareholder approval for any standing authorities to make private placements. Such authorities should specify the maximum proportion of issued capital that could be placed privately and the maximum discount that could be applied, where relevant.

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Reincorporation or change of domicile

Proposals to move domicile from one country to another are frequently undertaken to gain protection from takeover, to avoid certain regulatory requirements or to save costs. We will assess any changes to the company’s charter associated with the reincorporation and will not normally support moves that will result in a significant overall reduction in shareholder protections. Where shareholder protections will not be diminished and cost savings are the sole motivation and will be considerable we will generally support such a proposal.

Related-party transactions

In principle, companies should refrain from engaging in transactions with related parties such as their shareholders, directors, and management. If related-party transactions are entered into they should be conducted on an arm’s length basis, approved by independent parties, such as non-interested directors and/or shareholders, and further governed by relevant corporate law or stock exchange listing requirements. BlackRock expects related-party transactions to be fully disclosed and explained. We may support reasonable annual mandates for recurring related-party transactions subject to their not adversely impacting minority shareholders.

Share repurchase

BlackRock considers share repurchase programmes to be generally supportive of the share price and will usually approve them. We will normally oppose such proposals if the proportion of issued share capital covered by the authority is excessive or if the intended purpose is unclear. We will not support share repurchase programmes which allow for share repurchases to be carried out during a takeover period.

Shareholder proposals

Whilst we recognise the importance of the right of shareholders to submit proposals to the general meeting, we will not support those that are frivolous or that cover an issue that we believe the board or management is taking, or has taken, adequate steps to address the issue raised. We will support shareholder proposals that we believe enhance shareholders’ rights or are in the economic interests of shareholders.

Social, ethical and environmental issues

Annual report

BlackRock expects annual reports to include discussion on material risks, and how these are managed. Where a company’s reporting on material social, ethical and environmental (SEE) issues is deemed insufficient given the risks or nature of the business we may vote against the adoption or approval of the annual report.

Accountability of directors

BlackRock believes that the election of directors is the most effective mechanism for shareholders to express concerns about a company’s handling of SEE issues. We may vote against the re-election of directors deemed responsible for realised harm to shareholders’ interests in relation to a specific SEE issue. Similarly, where we are concerned that insufficient steps have been taken by the accountable director to avoid a significant threat we will withhold support.

Shareholder proposals

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BlackRock does not have a standing policy on shareholder proposals as each is evaluated on its merits. We are unlikely to support shareholder proposals if we believe that the company is taking, or has taken, adequate steps to address the issue raised.

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Country-specific considerations Austria

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

A dual-board system is prescribed in Austrian law. It also provides for employee representation on the supervisory board,

i.e. co-determination rights. Accordingly, employees may appoint to the supervisory board one member from their own ranks (i.e. not external trade union representatives) for every two appointed by the general meeting of shareholders. Broadly speaking, this balance applies also to the committees of the supervisory board. Employee representatives may have their appointment terminated at any time but only by the works council. Given this structure, BlackRock would expect the majority of the supervisory board members elected by the general meeting to be independent of major shareholders, the company and its management board. Further, we would expect all non-employee members of the committees of the supervisory board to be fully independent.

Belgium

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

BlackRock would expect a majority of the board members on Belgian company boards, which follow the unitary model, to be non-executive directors. For companies with dispersed ownership that adopt a unitary board, BlackRock would expect a majority of directors to be fully independent. In controlled companies, BlackRock expects that the number of independent directors is in line with the free float but no less than one third of board members.

BlackRock expects only non-executive directors to serve on committees, and may consider voting against the re-election and/or appointment of executives if they serve on any of these committees. Additionally, BlackRock expects the chairman and the majority of the members of these committees to be independent directors. BlackRock may vote against the re- election of an existing director and/or appointment of a new director should the presence of this director on the committee lead to a non-majority independent committee.

BlackRock is not in favour of cross-shareholdings or the associated reciprocal board directors (administrateurs réciproques). We may vote against the election of directors who have such connections with the company except where there is a business joint venture.

Capital structure, mergers, asset sales and other special transactions

BlackRock opposes anti-takeover defences such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders. BlackRock may vote against share repurchase requests that allow share repurchases during a takeover period.

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France

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

French law provides for either a unitary or dual-board structure. While BlackRock has no preference between the two structures, we expect any change in structure to be properly explained and put to a shareholder vote.

For companies with dispersed ownership that adopt a unitary board, BlackRock would expect a majority of directors to be fully independent. In controlled companies, BlackRock expects that the number of independent directors is in line with the free float but no less than one third of board members. In determining the total number of independent members serving on a French board, BlackRock will not take into account the representatives of employees when their appointment is required by law.

BlackRock will consider voting against the chairman of the nomination committee (or board chairman if no nomination committee exists) in those cases where companies have repeatedly failed to address independence at board level.

BlackRock would expect the roles of chairman and chief executive to be separated, however in those cases where there is combination of the roles, the board would be expected to implement mechanisms that may offset a potential concentration of power, including but not limited to, a majority of independent board directors, majority independent committees, the presence of a senior independent director and the reduction in the re-election period for directors.

BlackRock is not in favour of cross-shareholdings or the associated reciprocal board directors (administrateurs réciproques). We may vote against the election of directors who have such connections with the company except where there is a business joint venture.

Directors’ appointment terms should be no longer than four years with a clear explanation given for director tenures over twelve years (as per EU directive). Companies should provide specific disclosures to shareholders as to why directors over twelve years should still be considered as independent.

Disclosure of names and details are critical in assessing directors’ skill set and experience for the job, including but not limited to relevant qualifications and professional experience.

Composition of Board committees: audit, nomination and remuneration committees should be comprised of a majority of independent directors and be chaired by an independent director. Additionally, the chairman of the board should be serving on the audit committee only if he/she is independent.

Censors: BlackRock recognizes that there are circumstances under which companies might want to appoint censors and that censors are appointed for transitional/interim periods. However, we may vote against censor appointment if the appointment is not twined with sufficient levels of disclosure that would allow BlackRock to assess the reasons for the appointment, terms of the appointment and any links that the censor might have with the company.

Capital structure, mergers, asset sales and other special transactions

French companies have historically sought routine authority to issue significant proportions of share capital. BlackRock understands that this afforded management flexibility in raising capital; however, such authorities have not always been used in the interests of shareholders. BlackRock may vote against capital issuance proposals in excess of 50 per cent of

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the issued share capital with pre-emptive rights and ten per cent of the issued capital without pre-emptive rights when the proceeds are not intended for a specific purpose.

BlackRock may vote against share repurchase requests that allow share repurchases during a takeover period.

BlackRock opposes anti-takeover defences such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders. BlackRock may vote against any capital issuance proposal that could be used during a takeover period as a defence mechanism.

General corporate governance matters

BlackRock supports the “one share – one vote – one dividend” principle, and will encourage companies to adopt it. Hence BlackRock will support by-law amendments that introduce adoption of one share – one vote for registered shareholders. BlackRock will vote against “loyalty” dividends for registered shareholders holding shares for a longer period of time (typically more than two years). BlackRock will also vote in favour of abolishing voting caps.

Related party transactions

BlackRock expects related-party transactions to be fully disclosed and explained. Disclosure should include, but not be limited to, parties’ involved, financial conditions, details of the transaction, and justification from the board on the interest of the transaction. We prefer all new significant transactions to be the subject of separate resolutions. BlackRock expects companies to review any transaction rejected by shareholders.

Remuneration and benefits

BlackRock does not support variable pay elements for non-executive directors (i.e. equity awards) and prefers non- executive directors to receive fixed fees only.

BlackRock will normally vote against a remuneration policy that allows for severance payments to executive directors that exceed two years’ total remuneration. We would only support a severance payment greater than this level if detailed justification were given and the payment was clearly in the interests of shareholders as well as the recipient.

Severance payments should not be made to executives whose contracts have been terminated as a result of poor performance, who have chosen to leave the company, or who are entitled to exercise pension rights in the near future. Furthermore, we would expect that triggers of severance payments would not result in the accelerated vesting of equity- related awards. BlackRock expects that additional pension entitlements be subject to a minimum employment period of two years and to be based on the fixed compensation element only.

BlackRock notes that in France, stock options are often used / granted at a discount. In BlackRock’s view, when stock options are granted at a discount, the discount applied should be kept to a minimum.

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Germany

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

A dual-board system is prescribed in German law, although a unitary model is provided as an option for those companies incorporated under European Company (Societas Europaea, or “SE”) law. The supervisory board should be comprised of only non-executive directors, and the management board should be comprised of only executive directors. German law also provides for employee representation on the board, i.e., co-determination rights. Employee representatives generally make up one-third to one-half of the board members. Given this, BlackRock expects at least one-third of the supervisory board members to be fully independent. In addition, no more than two supervisory board members should be former members of the management board. In BlackRock’s view, management board members should not move on to become supervisory board chairman without an appropriate, as defined by the code or regulation, cooling off period and will seek a compelling and detailed rationale when this is proposed.

In BlackRock’s view, the chairman of the audit committee should be independent and should not be the supervisory board chairman. In general, the audit committee should comprise independent non-executive directors only.

BlackRock prefers individual director elections for the supervisory board. In the case of bundled elections, or elections by slate, BlackRock may vote against the entire slate if the names and relevant biographical details of directors are not disclosed, or if there are concerns regarding their capabilities and/or performance.

Capital structure, mergers, asset sales and other special transactions

In Germany capital-related authorities often have a five-year term. BlackRock may vote against resolutions seeking authority to issue capital if the aggregate amount allowed is above 20 per cent for issuances without pre-emptive rights and is not justified by the board. BlackRock will consider approval of “conditional” capital based on the applicable law according to which company’s conditional capital must not exceed 50 per cent of share capital and is valid for maximum of five years. For issuance of conditional capital, BlackRock will apply max 20 per cent rule for issuance without pre-emption rights.

Additionally, BlackRock may oppose new issuance requests in the event that existing requests have not yet expired. Requests for specific capital pools for equity-based remuneration will only be supported if we supported the related incentive plan.

Remuneration and benefits

BlackRock does not support variable pay elements for supervisory board members (e.g. awards linked to dividend or earnings targets) and prefers non-executive directors to receive fixed fees only.

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Greece

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

BlackRock expects the majority of the board members and at least one-third of the non-executive directors to be fully independent.

Ireland

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Given the similarities between the markets in Ireland and the United Kingdom and that most Irish companies have adopted the U.K. Corporate Governance Code, the voting policy applied in Ireland is the same as that applied in the United Kingdom (please see below).

Italy

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

Companies establish a board of directors and a board of statutory auditors. The board of directors may delegate some of its powers to a managing director or to an executive committee. Both boards are elected through the voto di lista system, under which shareholders with a minimum stake can propose a slate of directors for nomination.

Where more than one slate is proposed, BlackRock will support the slate that is deemed to have directors most suited to representing the long-term interests of the minority shareholders. BlackRock expects at least one-third of the board of directors to be fully independent, and the whole of the board of statutory auditors to be fully independent. BlackRock generally supports a separation in the roles of chairman and managing director/CEO. In cases where there is a combination of these roles, BlackRock expects the board to implement mechanisms to offset a potential concentration of power, including but not limited to, a majority of independent board directors, majority independent committees, and the presence of a senior independent director.

In BlackRock’s view, the audit committee should comprise independent non-executive directors only. The remuneration and nomination committees should comprise non-executive directors only, the majority of whom we expect to be independent.

Capital structure, mergers, asset sales and other special transactions

BlackRock will generally not support share repurchase programmes where greater than 20 per cent of issued share capital can be repurchased.

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Remuneration and benefits

BlackRock will generally not support severance packages for the executive directors in excess of what is permitted by regional or sector-specific labour laws. Severance payments should not be made to executives whose contracts have been terminated as a result of poor performance or who have chosen to leave the company.

BlackRock may not support proposals to approve remuneration to directors where limited or no disclosure has been made.

BlackRock may not support proposals to approve remuneration to auditors where limited or no disclosure has been made.

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Luxembourg

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

Companies may adopt either a unitary or dual-board structure, although most companies have the former. BlackRock normally expects at least half of the board to be fully independent, except where there is a major shareholder with board representation in which case at least one-third should be independent.

BlackRock expects only non-executive directors to serve on committees, and may vote against the re-election and/or appointment of executives if they serve on any of these committees. Additionally, BlackRock expects the majority of these committees to be composed of, and chaired by independent directors. BlackRock may vote against the re-election of an existing director and/or appointment of a new director should the presence of this director on the committee lead to a non- majority independent committee.

If a company has not published its financial statements in advance of the general meeting BlackRock may abstain on the proposal to discharge the board.

Capital structure, mergers, asset sales and other special transactions

The structure of share repurchase programmes is defined within corporate law in Luxembourg. BlackRock may oppose proposals on share repurchases if there is not a clear statement that they would not be used as a takeover defence or previous authorities seem to have been abused.

Portugal

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

Companies may adopt either a unitary or dual-board structure. BlackRock expects the majority of directors on a unitary board and all supervisory board directors to be non-executive and at least one-third of them to be independent.

Russia

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

In Russia, companies adopt a unitary board structure, with directors being voted through a cumulative voting system. Given the election system, BlackRock will usually support directors who are considered to be fully independent.

In Russia, if a director resigns from the board or the company seeks to terminate the director before the end of his/her term, the entire board must be terminated and a new board must be elected. BlackRock supports the early termination of powers of the board of directors if there is valid rationale and a proper justification. However, BlackRock will vote against

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the proposal seeking to modify the composition of the board if no justification has been provided, no names have been released, and/or if the changes result in a controlling shareholder increasing its influence on the board.

Related party transactions

Russian law requires shareholder approval of related-party transactions if they are valued at 2 per cent or more of the book value of a company's assets or if members of the board are considered interested. Related-party transactions require approval by more than 50 per cent of disinterested shareholders voting at the meeting, whilst shareholders that are considered to be interested are not eligible to vote. BlackRock expects related-party transactions to be fully disclosed and explained in order to support these. Disclosure should include, but not be limited to, parties’ involved, pricing and independent valuation.

Audit Commission

BlackRock expects the audit commission members to be free from any conflict of interests and we may vote against a nominee if there are concerns regarding the work of the commission and/or its composition.

South Africa

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

South African company boards follow the unitary model. Blackrock expects the majority of the board members, including the chairman, to be fully independent. BlackRock generally supports a separation in the roles of chairman and chief executive. In cases where there is a combination in the role of chairman and chief executive, BlackRock would expect the board to implement mechanisms that may offset a potential concentration of power. The composition of the board is influenced by South Africa’s Black Economic Empowerment (BEE), or more recently Broad-Based Black Economic Empowerment (BBBEE), policies which aim to redress historic inequalities.

In BlackRock’s view, the board chairman should not serve on the audit committee, and the audit committee should comprise independent non-executive directors only.

Capital structure, mergers, asset sales and other special transactions

BlackRock may not support proposals to place authorised but unissued shares under the control of directors where this amount exceeds ten per cent of the issued share capital and sound rationale for the request is not provided.

Spain

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

Although most companies adopt a unitary board structure it is possible to have a two-tiered board. BlackRock expects at least half of the board to be composed of independent directors. Furthermore, BlackRock expects only non-executive directors to serve on committees, and may vote against the re-election and/or appointment of executives if they serve on

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any of these committees. Additionally, BlackRock expects the majority of these committees to be composed of, and chaired by independent directors. BlackRock will consider voting against the re-election of an existing director and/or appointment of a new director should the presence of this director on the committee lead to a non-majority independent committee.

BlackRock believes that directors should be elected on an individual basis. Where the proposal bundles the election of all the nominees, BlackRock may vote against the entire slate.

Where a company has adopted a unitary board structure, BlackRock generally supports a separation in the roles of chairman and chief executive. In cases where there is a combination in the role of chairman and chief executive, BlackRock expects the board to implement mechanisms to offset a potential concentration of power, including but not limited to, a majority of independent board directors, majority independent committees, the presence of a Senior Independent Director and the reduction in the re-election period for directors.

Capital structure, mergers, asset sales and other special transactions

In Spain, capital-related authorities often have a five-year term which cannot exceed 50 per cent of current issued share capital. BlackRock will vote against resolutions seeking authority to issue capital if the aggregate amount allowed exceeds 20 per cent of issued share capital and it excludes pre-emptive rights.

Switzerland

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

BlackRock expects at least half of the board, which is unitary in the Swiss system, to be independent directors. Furthermore, BlackRock expects only non-executives to serve on the company’s committees, and will consider voting against the re-election and/or appointment of executives if they serve on any of the committees. Additionally, BlackRock expects the majority of the members of the committees to be composed of, and chaired by independent directors, and will consider voting against the re-election and/or appointment of a new director should the presence of this director lead to a non-majority independent committee.

BlackRock generally supports a separation in the roles of chairman and chief executive. In cases where there is a combination in the role of chairman and chief executive, BlackRock expects the board to implement mechanisms that may offset a potential concentration of power, including but not limited to, a majority of independent board directors, majority independent committees and the identification of a Senior Independent Director.

Capital structure, mergers, asset sales and other special transactions

BlackRock will not support proposals to restrict foreign ownership unless such a restriction is a legal requirement.

BlackRock will support proposals to reduce anti-takeover defences such as restricting the transferability of registered shares, differential or restricted voting rights and/or restrictions.

BlackRock will vote against resolutions seeking authority to issue capital if the aggregate amount allowed exceeds 20 per cent of issued share capital and it excludes pre-emptive rights.

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The Netherlands

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

Dutch law provides for either a unitary or dual-board system. While BlackRock has no preference between the two structures, we expect any change in structure to be properly explained and put to shareholder vote. Where companies adopt a unitary board, BlackRock expects the majority of the board to be fully independent non-executive directors, and for the roles of chairman and chief executive to be separated. In cases where there is a combination in these roles, BlackRock expects the board to implement mechanisms that may offset a potential concentration of power. For two-tiered boards, the supervisory board should comprise only non-executive directors, and the management board should comprise only executive directors. BlackRock expects the majority of the supervisory board members to be fully independent.

In BlackRock’s view, the chairman of the audit committee should be independent and should not be the chairman or the supervisory board chairman. In general, the audit committee should comprise independent non-executive directors only. The remuneration and nomination committees should comprise non-executive directors only, the majority of whom we expect to be independent.

Capital structure, mergers, asset sales and other special transactions

BlackRock may vote against resolutions seeking authority to issue capital if the aggregate amount allowed is above 10 per cent for issuances without pre-emptive rights and is not justified by the board.

BlackRock will generally support proposals to abolish depository receipts and replace them with ordinary shares. BlackRock does not support the use of protective preference shares to deter a hostile takeover bid.

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The Nordic region (Denmark, Finland, Norway and Sweden)

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

Finland is the only Nordic market where two-tier boards are common, with an increasing trend over recent years towards the unitary model. In Sweden the unitary board is composed almost entirely of non-executive directors. The managing director may serve on the board, but cannot be the chairman. BlackRock expects a majority of the outside directors on both unitary and dual-board models to be independent, excluding any employee appointed directors.

BlackRock believes that directors should be elected on a simple majority and will support proposals abolishing plurality voting.

In Sweden, and increasingly in Finland, nominating committees are made up of representatives of the four largest shareholders and the chairman of the board. BlackRock will generally support of the adoption of this approach, provided that the nominating committee’s guidelines make clear that it must act in the interests of all shareholders. BlackRock may vote against the principles of establishment of a nominating committee, and may vote against the proposal to appoint and/or elect a nominating committee if a member of the executive management is a member of the committee, the chairman of the board is also the chairman of the nominating committee, and/or if more than one member is dependent on a major shareholder.

BlackRock believes that directors should be elected annually on an individual basis. In Sweden and Finland, the election of board members is usually done through a bundled proposal. In the case of bundled elections, BlackRock will consider voting against the entire slate of directors if the names and details of the directors have not been disclosed, if the board and/or its committees are not majority independent, and/or if there are concerns with capabilities or performance.

BlackRock will generally support the discharge of the board of directors. BlackRock will support proposals to abolish the annual vote on the discharge of the board of directors if directors stand for annual re-election individually.

General corporate governance matters

BlackRock will support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

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United Kingdom

These country-specific guidelines must be read in conjunction with the general guidelines for EMEA starting on p. 3.

Boards and directors

BlackRock believes that the appointment of key individuals, notably the chairman, is crucial for an effective board and for board communications. BlackRock expects the roles of chairman and chief executive to be separated. In cases where there is a combination in the role of chairman and chief executive, BlackRock would expect the board to implement mechanisms that may offset a potential concentration of power. BlackRock expects at least half the board to be non- executive directors who are, and are seen to be, fully independent. BlackRock expects the audit committee to be fully independent and the chair and the majority of the members of the other board committees to be independent non- executive directors. BlackRock will review the status of independent directors where they have been on the board for in excess of nine years. We are supportive of annual elections for all directors. We may vote against individual board members where we have concerns about their independence in the context of the board overall or about their performance in terms of protecting and advancing the interests of shareholders or in terms of board meeting attendance.

BlackRock believes that directors should be appointed through a formal, rigorous and transparent process that takes into account the current composition of the board, skills gaps and succession planning. The recruitment process should identify candidates based on merit and against objective criteria taking into consideration diversity on the board including, but not limited to, gender diversity. Where we have concerns that a director has been appointed through an inadequate process we may vote against his or her election to the board.

BlackRock expects the senior independent director to be fully independent and may vote against his or her re-election if this is not the case unless the company provides a detailed explanation of why it would not be in shareholders’ interests to do so.

Auditor and audit-related issues

We may vote against the re-election of board directors, specifically the members of the audit committee or equivalent, where the board has failed to facilitate high quality, independent auditing.

We expect companies to put their external audit contract out to tender periodically, as determined by the board and the audit committee. We may support shareholder proposals seeking the rotation of audit firms or an audit being put out to tender. We are more likely to be supportive if we have previously had concerns about the quality of the audit or if the company is not observing market norms in this regard.

Capital structure, mergers, asset sales and other special transactions

BlackRock may vote against capital issuance proposals in excess of one-third of the nominal value of the company's current issued share capital with pre-emptive rights, with an additional one-third (two-thirds in total) applied to fully pre- emptive rights issues only, or in excess of five per cent of the issued capital without pre-emptive rights when the proceeds are not intended for a specific purpose. This five-percent limit is raised to ten-percent for AIM-listed companies and investment trusts.

Mandatory takeover bid waivers exempt a large shareholder from the obligation to bid for the remaining shares of the company it does not already own. The requirement that a takeover bid be launched when a substantial percentage of the issued share capital has been acquired by one shareholder or shareholders acting in concert prevents the entrenchment

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of controlling shareholders and protects minority shareholders from creeping acquisitions. Normally we will vote against waivers. However, we may vote in favour of a waiver when it is sought in conjunction with a share repurchase programme, which could cause a shareholder’s ownership stake to increase above the mandatory bid threshold, as long as no one individual shareholder’s stake would increase above 50 per cent.

Remuneration and benefits

When evaluating executive remuneration arrangements, BlackRock will take into consideration the balance of fixed versus variable pay, the choice of performance measures and their targets, the length of vesting and/or holding periods, the overall complexity of the schemes, as well as the overall level of transparency We expect the performance metrics in variable pay incentives to clearly support the execution of strategy. Variable pay awarded should have a clear link to performance achieved against the stated metrics. We will consider whether the remuneration package appears structured to prevent undue risk-taking and whether the level of potential reward seems reasonable and in line with corresponding anticipated return to shareholders. We will oppose proposals where there appears to be a misalignment between shareholders’ interests and those of the plan participants. In addition to voting against proposals related to remuneration, we will vote against the re-election of members of the remuneration committee or equivalent where we believe remuneration practices are egregious or are otherwise not in the interests of shareholders.

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GSAM Global Proxy Voting Policy, Procedures and Guidelines

2015 Edition

June 2015

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Table of Contents

Part I: Policy and Procedures

Guiding Principles

The Proxy Voting Process

Implementation

Conflicts of Interest

Part II: Proxy Voting Guidelines Summary

U.S. Proxy Items

Guidelines

Non-U.S. Proxy Items

Guidelines

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GOLDMAN SACHS ASSET MANAGEMENT

(“GSAM”*)

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

The Proxy Voting Process

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).

* For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs Asset Management (Singapore) Pte. Ltd.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Company Private Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Australia Managed Funds Limited; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.

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Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

Implementation

GSAM has retained a third-party proxy voting service (“Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.

GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process which seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation.  GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.

Conflicts of Interest

GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and

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Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on these Guidelines.

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Part II

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Client Accounts (“Policy”). As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

US proxy items:

Operational Items	page 4
Board of Directors	page 5
Executive Compensation	page 7
Director Nominees and Proxy Access	page 10
Shareholder Rights and Defenses	page 10
Mergers and Corporate Restructurings	page 11
State of Incorporation	page 11
Capital Structure	page 12
Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 12

Non-U.S. proxy items:

Operational Items	page 15
Board of Directors	page 16
Compensation	page 18
Board Structure	page 18
Capital Structure	page 19
Mergers and Corporate Restructurings & Other	page 21
Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 21

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1. Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

An auditor has a financial interest in or association with the company, and is therefore not independent;

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

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2. Board of Directors

The Board of Directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

Inside Director

Employee of the company or one of its affiliates

Among the five most highly paid individuals (excluding interim CEO)

Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934

Current interim CEO

Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

Affiliated Outside Director

Board attestation that an outside director is not independent

Former CEO or other executive of the company within the last 3 years

Former CEO or other executive of an acquired company within the past three years

Independent Outside Director

No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

Attend less than 75 percent of the board and committee meetings without a disclosed valid excuse for each of the last two years;

Sit on more than six public operating and/or holding company boards;

Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

The Inside Director or Affiliated Outside Director serves on the Audit, Compensation, or Nominating Committees (vote against Affiliated Outside Directors only for nominating committee);

The company lacks an Audit or Compensation Committee so that the full board functions as such committees and Insider Directors are participating in voting on matters that independent committees should be voting on;

The full board is less than majority independent (in this case withhold from Affiliated Outside Directors); at

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controlled companies, GSAM will first vote against the election of an Inside Director, other than the CEO or chairperson or second, against a nominee that is affiliated with the controlling shareholder or third, vote against a nominee affiliated with the company for any other reason.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

Material failures of governance, stewardship, or fiduciary responsibilities at the company;

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);

The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied; or

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

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Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

Two-thirds independent board;

All independent “key” committees (audit, compensation and nominating committees); or

Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3. Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

AGAINST Management Say on Pay (MSOP) Proposals; or

AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.

If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

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Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or

There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:

Boards responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

Egregious employment contracts;

Excessive perquisites or excessive severance and/or change in control provisions;

Repricing or replacing of underwater stock options without prior shareholder approval;

Excessive pledging or hedging of stock by executives;

Egregious pension/SERP (supplemental executive retirement plan) payouts;

Extraordinary relocation benefits;

Internal pay disparity;

Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and

Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans -- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

Broad-based participation;

Limits on employee contributions;

Company matching contributions; and

Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

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Rationale for the re-pricing;

If it is a value-for-value exchange;

If surrendered stock options are added back to the plan reserve;

Option vesting;

Term of the option--the term should remain the same as that of the replaced option;

Exercise price--should be set at fair market or a premium to market;

Participants--executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;

Management’s track record;

Background of the nomination, in cases where there is a shareholder nomination;

Qualifications of director nominee (s);

Strategic plan related to the nomination and quality of critique against management;

Likelihood that the Board will be productive as a result.

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Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following will be taken into account when evaluating the shareholder proposals:

The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);

The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%);

The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations; and

The governance of the company in question.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5. Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and

The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, do not support shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

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Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

Valuation;

Market reaction;

Strategic rationale;

Management’s track record of successful integration of historical acquisitions;

Presence of conflicts of interest; and

Governance profile of the combined company.

7. State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;

Whether the company has the following good governance features:

Majority independent board;

Independent key committees;

An annually elected board;

A majority vote standard in uncontested director elections;

The absence of a poison pill, unless the pill was approved by shareholder; and/or

Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. We consider company-specific factors that include, at a minimum, the following:

Past Board performance;

The company's use of authorized shares during the last three years;

One- and three-year total shareholder return;

The board's governance structure and practices;

The current request;

Disclosure in the proxy statement of specific reasons for the proposed increase;

The dilutive impact of the request as determined through an allowable increase, which examines the company's need for shares and total shareholder returns; and

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Risks to shareholders of not approving the request.

9. Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1) employee labor and safety policies;

2) impact on the environment of the company’s production or manufacturing operations;

3) societal impact of products manufactured;

4) risks throughout the supply chain or operations including animal treatment practices within food production and conflict minerals; and

5) board diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

The company’s current level of publicly-available disclosure, including if the company already discloses similar information through existing reports or policies;

If the company has implemented or formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard;

Whether adoption of the proposal is likely to enhance or protect shareholder value;

Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

What other companies in the relevant industry have done in response to the issue addressed in the proposal;

Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

Whether the subject of the proposal is best left to the discretion of the board;

Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;

Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies

If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;

If the company’s current level of disclosure is comparable to that of its industry peers; and

If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

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Whether company disclosure lags behind industry peers;

Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

The feasibility of reduction of GHGs given the company’s product line and current technology and;

Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity.  When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

There is no significant potential threat or actual harm to shareholders’ interests;

There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and

There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

The degree to which existing relevant policies and practices are disclosed;

Whether or not existing relevant policies are consistent with internationally recognized standards;

Whether company facilities and those of its suppliers are monitored and how;

Company participation in fair labor organizations or other internationally recognized human rights initiatives;

Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

The scope of the request; and

Deviation from industry sector peer company standards and practices.

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Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments.  Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

There are concerns about the accounts presented or audit procedures used; or

The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;

There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

Name of the proposed auditor has not been published;

The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

There are serious concerns about the statutory reports presented or the audit procedures used;

Questions exist concerning any of the statutory auditors being appointed; or

The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

The dividend payout ratio has been consistently low without adequate explanation; or

The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

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Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

Adequate disclosure has not been provided in a timely manner; or

There are clear concerns over questionable finances or restatements; or

There have been questionable transactions or conflicts of interest; or

There are any records of abuses against minority shareholder interests; or

The board fails to meet minimum corporate governance standards. or

There are reservations about:

Director terms

Bundling of proposals to elect directors

Board independence

Disclosure of named nominees

Combined Chairman/CEO

Election of former CEO as Chairman of the Board

Overboarded directors

Composition of committees

Director independence

Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or

Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or

Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

Company performance relative to its peers;

Strategy of the incumbents versus the dissidents;

Independence of board candidates;

Experience and skills of board candidates;

Governance profile of the company;

Evidence of management entrenchment;

Responsiveness to shareholders;

Whether a takeover offer has been rebuffed;

Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

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Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director

Employee or executive of the company;

Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

Any director who is attested by the board to be a non-independent NED;

Any director specifically designated as a representative of a significant shareholder of the company;

Any director who is also an employee or executive of a significant shareholder of the company;

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

Government representative;

Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);

Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

Relative of a current employee of the company or its affiliates;

Relative of a former executive of the company or its affiliates;

A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

Founder/co-founder/member of founding family but not currently an employee;

Former executive (5 year cooling off period);

Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and

Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

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Other egregious governance issues where shareholders may bring legal action against the company or its directors; or

Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3. Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4. Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

2/3 independent board, or majority in countries where employee representation is common practice;

A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

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Fully independent key committees; and/or

Established, publicly disclosed, governance guidelines and director biographies/profiles.

5. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or

The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

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Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

The share repurchase program can be used as a takeover defense;

There is clear evidence of historical abuse;

There is no safeguard in the share repurchase program against selective buybacks;

Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6. Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

Valuation;

Market reaction;

Strategic rationale;

Management’s track record of successful integration of historical acquisitions;

Presence of conflicts of interest; and

Governance profile of the combined company.

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Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

The parties on either side of the transaction;

The nature of the asset to be transferred/service to be provided;

The pricing of the transaction (and any associated professional valuation);

The views of independent directors (where provided);

The views of an independent financial adviser (where appointed);

Whether any entities party to the transaction (including advisers) is conflicted; and

The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 12 for our current approach to these important topics.

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation.

(i)	Registrant's Amended and Restated Agreement and Declaration of Trust previously filed on February 11, 2015 in the Registrant's Registration Statement in Post-Effective Amendment No. 7, and hereby incorporated by reference.

(ii)	Registrant's Certificate of Trust previously filed on July 9, 2013 in the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b) By-Laws. Registrant's By-Laws previously filed on February 11, 2015 in the Registrant's Registration Statement in Post-Effective Amendment No. 7, and hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None other than in the Amended and Restated Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(i)	Investment Advisory Agreement, as amended, by and between the Registrant and Forethought Investment Advisors, LLC is filed herewith.

(ii)	Sub-Advisory Agreement between Forethought Investment Advisors, LLC and Franklin Advisory Services, LLC for the FVIT Franklin Dividend and Income Managed Risk Portfolio previously filed on April 28, 2014 in the Registrant's Registration Statement in Post-Effective Amendment No. 4, and hereby incorporated by reference.

(iii)	Sub-Advisory Agreement, as amended between Forethought Investment Advisors, LLC and Milliman Financial Risk Management LLC previously filed on April 28, 2014 in the Registrant's Registration Statement in Post-Effective Amendment No. 5, and hereby incorporated by reference.

(iv)	Amended and Restated Sub-Advisory Agreement between Forethought Investment Advisors, LLC and Goldman Sachs Asset Management, L.P. for the FVIT Goldman Sachs Dynamic Trends Allocation Portfolio, FVIT Goldman Sachs Core Fixed Income Portfolio, FVIT Goldman Sachs Global Equity Insights Portfolio, FVIT Goldman Sachs Large Cap Growth Insights Portfolio, and FVIT Goldman Sachs Mid Cap Value Insights Portfolio to be filed by subsequent amendment.

(v)	Sub-Advisory Agreement between Forethought Investment Advisors, LLC and Goldman Sachs Asset Management. L.P. for the FVIT Goldman Sachs Dynamic Trends Allocation Portfolio previously filed on April 27, 2015 in the Registrant’s Registration Statement in Post-Effective Amendment No. 10, and hereby incorporated by reference.

(vi)	Sub-Advisory Agreement between Forethought Investment Advisors, LLC and Pacific Investment Management Company LLC for the FVIT PIMCO Tactical Allocation Portfolio previously filed on April 27, 2015 in the Registrant’s Registration Statement in Post-Effective Amendment No. 10, and hereby incorporated by reference.

(vii)	Advisory Fee Waiver Agreement between the Registrant and Forethought Investment Advisors, LLC for the FVIT American Funds® Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio and FVIT Select Advisor Managed Risk Portfolio previously filed on April 23, 2015 in the Registrant's Registration Statement in Post-Effective Amendment No. 9, and hereby incorporated by reference.

(viii)	Sub-Advisory Agreement between Forethought Investment Advisors, LLC and Wellington Management Company, LLP for the FVIT WMC Research Managed Risk Portfolio previously filed on April 23, 2015 in the Registrant's Registration Statement in Post-Effective Amendment No. 9, and hereby incorporated by reference.

(ix)	Sub-Advisory Agreement between Forethought Investment Advisors, LLC and BlackRock Investment Management, LLC for the FVIT BlackRock Allocation Portfolio, FVIT BlackRock Disciplined Core Portfolio, FVIT BlackRock Disciplined Growth Portfolio, FVIT BlackRock Disciplined International Core Portfolio, FVIT BlackRock Disciplined Mid Cap Growth Portfolio, FVIT BlackRock Disciplined Small Cap Portfolio, FVIT BlackRock Disciplined U.S. Core Portfolio, FVIT BlackRock Disciplined Value Portfolio, FVIT BlackRock High Yield Portfolio to be filed by subsequent amendment.

(e) Underwriting Contracts. Underwriting Agreement is filed herewith.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Custodian Agreement is filed herewith.

(h) Other Material Contracts.

                           i.          Fund Services Agreement is filed herewith.

                          ii.          Operating Expenses Limitation Agreement between the Registrant and Forethought Investment Advisors, LLC for FVIT American Funds® Managed Risk Portfolio, FVIT Balanced Managed Risk Portfolio, FVIT BlackRock Global Allocation Managed Risk Portfolio, FVIT Select Advisor Managed Risk Portfolio, FVIT Wellington Research Managed Risk Portfolio, FVIT Franklin Dividend and Income Managed Risk Portfolio, FVIT Moderate Growth Managed Risk Portfolio, FVIT Growth Managed Risk Portfolio, FVIT Goldman Sachs Dynamic Trends Allocation Portfolio, FVIT PIMCO Tactical Allocation Portfolio, FVIT BlackRock Allocation Portfolio, FVIT BlackRock Disciplined Core Portfolio, FVIT BlackRock Disciplined Growth Portfolio, FVIT BlackRock Disciplined International Core Portfolio, FVIT BlackRock Disciplined Mid Cap Growth Portfolio, FVIT BlackRock Disciplined Small Cap Portfolio, FVIT BlackRock Disciplined U.S. Core Portfolio, FVIT BlackRock Disciplined Value Portfolio, FVIT BlackRock High Yield Portfolio, FVIT Goldman Sachs Core Fixed Income Portfolio, FVIT Goldman Sachs Global Equity Insights Portfolio, FVIT Goldman Sachs Large Cap Growth Insights Portfolio, and FVIT Goldman Sachs Mid Cap Value Insights Portfolio to be filed by subsequent amendment.

(i)(1) Legal Opinion and Consent to be filed by subsequent amendment.

(j) Other Opinions. Consent of Independent Registered Public Accounting Firm to be filed by subsequent amendment.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements. Form of Subscription Agreement between the Registrant and the Initial Investor previously filed on April 23, 2015 in the Registrant's Registration Statement in Post-Effective Amendment No. 9, and hereby incorporated by reference.

(m) Rule 12b-1 Plans.

(i)	Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1, as amended, filed herewith.

(n) Rule 18f-3 Plan is filed herewith.

(o) Reserved.

(p) Code of Ethics.

(i)	Code of Ethics for the Registrant and Forethought Investment Advisors previously filed on February 11, 2015 in the Registrant's Registration Statement in Post-Effective Amendment No. 7, and hereby incorporated by reference.

(ii)	Code of Ethics for Wellington Management Company, LLP previously filed on February 11, 2015 in the Registrant's Registration Statement in Post-Effective Amendment No. 7, and hereby incorporated by reference.

(iii)	Code of Ethics for Milliman Financial Risk Management LLC previously filed on October 17, 2013 in the Registrant's Registration Statement on Form N-1A/A, and hereby incorporated by reference.

(iv)	Code of Ethics for Northern Lights Distributors, LLC previously filed on October 17, 2013 in the Registrant's Registration Statement on Form N-1A/A, and hereby incorporated by reference.

(v)	Code of Ethics for Franklin Advisory Services, LLC previously filed on April 28, 2014 in the Registrant's Registration Statement in Post-Effective Amendment No. 4, and hereby incorporated by reference.

(vi)	Code of Ethics for Goldman Sachs Asset Management, L.P. previously filed on February 11, 2015 in the Registrant's Registration Statement in Post-Effective Amendment No. 7, and hereby incorporated by reference.

(vii)	Code of Ethics for Pacific Investment Management Company LLC previously filed on February 11, 2015 in the Registrant's Registration Statement in Post-Effective Amendment No. 7, and hereby incorporated by reference.

(viii)	Code of Ethics for BlackRock Inc. is filed herewith.

(q) Powers of Attorney.

(i)	Power of Attorney for the Registrant, and a certificate with respect thereto, and each trustee and principal executive and financial officer, previously filed on October 17, 2013 in the Registrant’s Registration Statement on Form N-1A/A are hereby incorporated by reference.
(ii)	Power of Attorney for the Registrant with respect to Kathleen Redgate, and a certificate with respect thereto, previously filed on April 23, 2015 in the Registrant's Registration Statement in Post-Effective Amendment No. 9, and hereby incorporated by reference.

Item 29. Control Persons. None.

Item 30. Indemnification.

Reference is made to Article VIII of the Registrant's Agreement and Declaration of Trust, Section 8 of the Underwriting Agreement, Section 9 of the Management Agreement, Section 7.1 of the Custody Agreement, and Section 4 of the Fund Services Agreement. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Activities of Investment Advisor and Sub-Advisor.

Besides serving as investment adviser to the Registrant and other client accounts, FIA located at 300 North Meridian Street, Suite 1800, Indianapolis, Indiana 46204 is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature. Information regarding the business, profession, vocation, or employment of a substantial nature of Forethought Variable Insurance Trust’s trustees and officers is hereby incorporated by reference to the information contained in the SAI and Part 1 of FIA’s Form ADV, file number 801-78132, as filed with the SEC.

Item 32. Principal Underwriter.

(a) Northern Lights Distributors, LLC (“NLD”), the principal underwriter to the Registrant, also acts as principal underwriter for the following investment companies: AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow ETF Trust, Compass EMP Funds Trust, Copeland Trust, Equinox Funds Trust, Miller Investment Trust, Morgan Creek Series Trust, Mutual Fund Series Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust III, Northern Lights Variable Trust, OCM Mutual Fund, The Multi-Strategy Growth & Income Fund, The

Saratoga Advantage Trust, Vertical Capital Income Fund, Texas Tomorrow Fund II (currently known as the Texas Tuition Promise Fund), Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust, CLA Strategic Allocation Fund, Forefront Income Trust, Princeton Private Equity Fund and Neiman Funds.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 17605 Wright Street, Omaha, Nebraska 68130. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, CEO, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer/FINOP	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Bill Strait	General Counsel	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, Sub-Advisers, Principal Underwriter, Administrator and Custodian at the addresses stated in the SAI.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant has duly caused this Post Effective Amendment No. 13 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Simsbury, State of Connecticut on the 16th day of November, 2015.

Forethought Variable Insurance Trust

By: /s/ Robert M. Arena, Jr.

Robert M. Arena, Jr., President

Name	Title	Date
/s/ Robert M. Arena, Jr.	Trustee and President (Principal Executive Officer)	November 16, 2015
Robert M. Arena, Jr.
/s/ Laura Szalyga	Treasurer (Principal Financial Officer)	November 16, 2015
Laura Szalyga
Joseph Breslin*	Trustee	November 16, 2015
Mark Garbin*	Trustee	November 16, 2015
Mitchell E. Appel*	Trustee	November 16, 2015
Kathleen Redgate**	Trustee	November 16, 2015

By:	/s/ Robert M. Arena, Jr.	Date: November 16, 2015
Robert M. Arena, Jr., President

*Attorney-in-Fact – Pursuant to Powers of Attorney previously filed on October 17, 2013 in the Registrant’s Registration Statement on Form N-1A/A, and hereby incorporated by reference.

**Attorney-in-Fact – Pursuant to Powers of Attorney previously filed on April 23, 2015 in the Registrant’s Registration Statement in Post-Effective Amendment No. 9, and hereby incorporated by reference.

Exhibit Index

Investment Advisory Agreement	EX 99.28.(d)(i)
Underwriting Agreement	EX 99.28.(e)
Custodian Agreement	EX 99.28.(g)
Fund Services Agreement	EX 99.28.(h)(i)
Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1	EX 99.28.(m)(i)
Rule 18f-3 Plan	EX 99.28.(n)
Code of Ethics for BlackRock Inc.	EX 99.28(p)(8)